UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                    811-06719

Sterling Capital Funds
(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor
Raleigh, NC 27601-0575
(Address of principal executive offices) (Zip code)

E.G. Purcell III, President

Sterling Capital Funds

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601-0575
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2012

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2011 and September 30, 2012. Despite some economic setbacks, equities made significant gains during the period as investors largely remained optimistic about the economic recovery. This was due in part to the impact of QE3 and Mario Draghi’s “whatever it takes” comments as well as corporate-sector fundamentals remaining fairly strong. Fixed income securities experienced modest returns during the period covered by this report.

Slow improvement

The economy continued to expand during the 12 months under review, but the pace of that growth slowed. Business confidence fell at the end of the period, as business investment and new orders for manufacturing and services dropped off. Consumer confidence increased during the period, but consumers’ real incomes remained weak and consumer savings remained low.

During the last quarter of the period, the unemployment rate fell below 8% for the first time in four years. However, growth in the job market remained slow; many analysts believed that decreases in the unemployment rate partly resulted from individuals dropping out of the labor market. The housing market offered signs of improvement, with an increase in home sales and a decline in inventory.

Concerns of a recession

Despite stocks’ strong performance during the period, the U.S. economy remained vulnerable to recession. Throughout the period, the Economic Cycle Research Institute’s weekly leading index, along with other economic indicators, suggested a strong likelihood that the economic recovery would stall.

Numerous factors, including an ongoing sovereign debt crisis in Europe, weak income growth, uncertainty about economic policy in Washington, and continuing weakness in the labor market, weighed on investor confidence during the period.

U.S. gross domestic product increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2% or less for the remainder of the period under review. The Federal Reserve maintained its aggressive stance toward monetary policy, keeping its target for short-term interest rates at the historically low range of between zero and 0.25%. Moreover, in September 2012 the Fed announced plans to conduct a third round of quantitative easing involving the purchase of $40 billion worth of mortgage debt per month.

Strong stocks; moderate bonds

The stock market performed well during the period, though it stalled for much of the spring. The S&P 500 Index gained 30.2% during the 12 months under review. Small-cap stocks slightly outperformed larger shares, with the Russell 2000 Index of small-cap stocks gaining 31.91%. International stocks made moderate gains, with the MSCI EAFE Index returning 13.75% for the period.

Gains in the U.S. fixed income market were supported by healthy corporate balance sheets, decreased inflationary pressure, consumer and corporate deleveraging and improvements in the housing market. The Barclays U.S. Aggregate Bond Index returned 5.16% during the period.

Our perspective

There remains a strong likelihood that the U.S. economy will sink in to another recession. Recent economic data has generally been below consensus with negative revisions. Moreover, the U.S. remains vulnerable to shocks from a range of sources, including the European debt crisis, uncertainty regarding the fiscal cliff, and geopolitical turmoil in the Middle East. The impact of the Federal Reserve’s recent actions to improve economic conditions will likely be limited. Fiscal policy will have a larger economic impact in the months ahead.

Stocks with strong financials and attractive valuations should outperform in this environment. In our estimation, the stock market presents better relative value than the fixed income market, which currently offers very low yields.

We will continue to monitor the evolving economic and market climate, and will manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

E.G. Purcell, III

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist Sterling Capital Management LLC

Past performance does not guarantee future results. Mutual Fund Investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Select Equity Fund

Portfolio Manager

Stephen L. Morgan

Sterling Capital Select Equity Fund (the “Fund”) is managed by Stephen L. Morgan, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Stephen joined Sterling Capital in 1999. He has investment experience since 1980. Stephen is a graduate of American University where he received his BS in Finance and Accounting. He received his MBA from Virginia Tech.

The Investment Team supporting the Fund has more than 69 combined years of investment experience and includes:

•	Greg Towner, CFA, CMT, Director
•	J. Blake Guyler, CFA, Director
•	James M. Walden, CFA, Director

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund may invest in foreign securities which involve certain risks such as currency volatility and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund’s Institutional Shares outperformed its benchmark, the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The economy’s continued gradual recovery as well as accommodative monetary policy both in the U.S. and abroad helped push financial markets higher during the recent 12-month period. Additionally, the housing market appeared to have bottomed, which helped boost consumer confidence. The Fund’s absolute return benefited from those developments.1

The majority of the Fund’s outperformance relative to its benchmark index was due to individual security selection. The Fund’s holdings in the media industry and in stocks related to the housing recovery were among the largest contributors to performance. The Fund’s return relative to its benchmark also was aided by its underweight position relative to the index in the traditionally defensive sectors of utilities and consumer staples, as these sectors lagged the broader market. The Fund’s overweight position in mega-cap stocks further benefited relative performance, as the largest stocks in the S&P 500® generally outperformed the index as a whole.1

The Fund’s relative performance was dampened somewhat by its underweight position in the consumer discretionary sector, which outperformed the broader benchmark index. The Fund’s overweight position in the energy sector, which was among the poorest performers over the past 12 months, also reduced the Fund’s relative performance. A pair of holdings in the energy sector also detracted from returns. The Fund’s underweight positions in select high-performing stocks in the consumer staples, healthcare and financial sectors also negatively impacted relative returns.1

1	Portfolio composition is as of September 30, 2012 and is subject to change.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	23.06%	-4.72%	4.83%
Class B Shares**	1/1/96	25.55%	-4.45%	4.81%
Class C Shares***	2/1/01	29.51%	-4.32%	4.65%
Institutional Shares	10/9/92	30.89%	-3.33%	5.72%
S&P 500® Index	N/A	30.20%	1.05%	8.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Timothy joined Sterling Capital in 2004. He has investment experience since 1989. Timothy is a graduate of East Carolina University where he received his BSBA in Finance.

The Investment Team supporting the Fund has more than 103 combined years of investment experience and includes:

•	Eduardo A. Brea, CFA, Managing Director
•	Robert W. Bridges, CFA, Director
•	Lee D. Houser, CFA, Director
•	Patrick W. Rau, CFA, Executive Director
•	Brian R. Walton, CFA, Managing Director

Investment Concerns

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. The economy avoided a recession late in 2011, unexpectedly recovering during the fall and winter and leading the market to gain close to 30% during the period. The Fund’s economically sensitive holdings, such as consumer discretionary and technology stocks, contributed positively to the Fund’s absolute return, increasing 50% and 40%, respectively. The Fund’s energy holdings served as a drag on absolute and relative performance, however. A record warm winter leading to high natural gas inventories and a healthy supply from America’s natural gas shale supplies depressed commodity prices, leading to large declines in natural gas-based energy stocks.1

Health care also served as a drag on relative returns, as defensive stocks rose less than the overall market. The Fund’s exposure to two large document management and printing companies also weighed on relative performance, as the market grew increasingly wary of mobile computing’s impact on the printer market.1

The Fund benefited from underweight positions in utilities, consumer staples and REITs, as these sectors underperformed the overall market during the period. Stock selection in the consumer discretionary sector — namely, a major online retailer and a women’s high-end retailer — also contributed to relative returns. The Fund sold both holdings as they reached fair value during the period. The Fund also benefited from stock selection in the financial sector.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	19.33%	0.35%	8.88%
Class B Shares**	7/25/01	21.72%	0.56%	8.85%
Class C Shares***	7/25/01	25.67%	0.70%	8.67%
Institutional Shares	8/1/96	27.00%	1.74%	9.78%
Class R Shares	2/1/10[1]	26.17%	1.50%	9.65%
Russell Midcap® Value Index	N/A	29.28%	1.73%	10.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

5

Sterling Capital Small Value Fund

Portfolio Manager

Eduardo Brea, CFA

Sterling Capital Small Value Fund (the “Fund”) is managed by Eduardo Brea, CFA, Managing Director and equity portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Eduardo joined Sterling Capital in 1995. He has investment experience since 1989. Mr. Brea is a graduate of the University of Florida where he received his BS in Finance. He received his MBA from University of South Florida.

The Investment Team supporting the Fund has more than 103 combined years of investment experience and includes:

•	Timothy P. Beyer, CFA, Managing Director
•	Brian R. Walton, CFA, Managing Director
•	Patrick W. Rau, CFA, Executive Director
•	Robert W. Bridges, CFA, Director
•	Lee D. Houser, CFA, Director

Investment Concerns

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the Russell 2000® Value Index (the “Index”) of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. The Fund’s performance, while quite solid in absolute terms, lagged the Index return significantly in fiscal year 2012. The U.S. economy continues to disappoint coming out of the Great Recession of 2008-09. GDP growth of 1%-2% is materially lower than post-recessionary recoveries since World War II. This slow pace of economic activity has hampered many of our portfolio companies in their ability to generate top line growth and normalized profitability. The concerns are not new. Overleveraged economies in Europe are facing austerity measures to grapple with their debt and deficits. China, a key barometer of emerging market growth, is experiencing a slower growth trajectory. In the U.S., there is uncertainty as to whether the Congress and the White House can come to terms on tax and spending initiatives to avoid the “fiscal cliff” that sequestration will bring.1

From a sector allocation perspective, our results were largely in line with the benchmark. Consumer discretionary stocks roared in the latest fiscal year (35% for Fund, 42% for Index) and our overweight positions helped. The technology sector was a laggard (18% for Fund and 13% for Index), but our overweight positions hurt relative sector results.1

The stock selection impact to the relative returns was very disappointing in 2012. We suffered from companies with significant exposure to Europe including FTI Consulting (-27%), Lexmark (-14%) and Ferro (-44%). Ferro’s large participation in the solar industry through its solar paste business collapsed as the downturn in solar demand has proven to be a longer lasting downturn than many expected. Ferro’s business is now losing money and the company is considering closing it. We are in the process of selling the stock. Lexmark faced a cyclical decline in printer sales but maintains an extraordinary balance sheet and generates significant free cash flow. At 5x earnings, we were compelled to add to this position. Our biggest winner, Fair Isaac (90%), reported improving results in its important Scores segment and growth in other technology based products serving a recovering financial services industry. This stock reached our estimate of fair value and we have since sold it.1

We are presently well represented in financial services, particularly insurance, technology and producer durables. We are slightly underweight in the energy and health care sectors and materially underweight in the utility and REIT (Real Estate Investment Trust) industries due to their high valuations.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	14.32%	1.66%	9.03%
Class B Shares**	2/1/10[1]	15.43%	2.18%	9.47%
Class C Shares***	2/1/10[1]	20.33%	2.47%	9.46%
Institutional Shares	1/2/97[1]	21.65%	3.02%	9.76%
Class R Shares	2/1/10[1]	21.49%	2.94%	9.72%
Russell 2000® Value Index	N/A	32.63%	1.35%	9.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s Predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The Index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC (subadvisor)

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. George has been the Fund’s manager since 2003 and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

The Investment Team supporting the Fund has more than 131 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund is subject to investment style risk which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance was buoyed by a significant market rally during the period. The information technology sector represented the Fund’s largest position, and it was also its top absolute contributor, although health care and consumer discretionary holdings also contributed positively. Yet the rally did not affect all stocks equally, and specific holdings in the industrial and information technology sectors experienced meaningful losses over the period. A near-zero return on cash due to the Federal Reserve’s decision to maintain interest rates at near-zero levels was also a meaningful drag on the Fund’s performance.1

The Fund’s cash position was the biggest negative contributor to relative performance over the period. Stock selection in the information technology sector also dragged on relative performance as two of the nine technology holdings produced outsized losses. An underweight position in financials, one of the best performing sectors during the period, represented the third largest negative contribution to relative performance.1

Stock selection in the consumer staples section helped boost the Fund’s relative return, led by a fresh fruit and vegetable producer that generated a return of more than 40%. The Fund’s materials and consumer discretionary holdings also benefited from stock selection. The Fund also benefited from a relative lack of exposure to utilities, which were the worst performing sector during the period.1

1	Portfolio composition is as of September 30, 2012 and is subject to change.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/2/03	16.56%	1.62%	9.48%
Class B Shares**	6/2/03	18.76%	1.89%	9.46%
Class C Shares***	6/2/03	22.75%	2.07%	9.36%
Institutional Shares	6/2/03	23.97%	3.09%	10.45%
Class R Shares	2/1/10[1]	23.41%	2.92%	10.36%
S&P 500® Index	5/31/03	30.20%	1.05%	6.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

1	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC (subadvisor)

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. George has been the Fund’s manager since 2004 and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

The Investment Team supporting the Fund has more than 131 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund invests primarily in dividend-paying securities but also in convertible securities in search of yield. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. Markets experienced a significant rally during the period, boosting the Fund’s absolute returns. In particular, the Fund benefited from strong performance in its information technology, consumer discretionary, consumer staples and health care holdings. However, holdings in the telecom and industrial sectors dragged on the Fund’s performance during the period. The Fund’s cash position, which suffered near-zero returns due to the Federal Reserve’s decision to maintain interest rates at historically low levels, also weighed on absolute returns.1

Given the significant difference between the benchmark’s return and the near-zero return on cash, the Fund’s cash position represented the largest single detractor to relative performance during the period. Stock selection in the consumer discretionary, industrials and information technology sectors also hurt relative performance. In particular, a leading fast food company took a breather after outperforming the S&P by 31% in 2011. Meanwhile, a North American refuse management firm suffered from stagnant growth and pricing pressures, while one of the world’s largest semiconductor manufacturers stalled in the face of increasing personal computer demand pressures. The Fund’s energy exposure acted as a further drag on relative returns due to an 11% decline in the share price of a limited partnership with significant coal producing interests.1

Overweight positions in the consumer staples and health care sectors caused a slight drag on relative performance since those sectors underperformed the overall market. But stock selection more than made up for any lag, with a 50% return posted by an international tobacco firm and a 46% return from a mega cap pharmaceutical manufacturer. The Fund also benefited from a lack of exposure to the market’s worst-performing sectors: utilities and materials.1

1	Portfolio composition is as of September 30, 2012 and is subject to change.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/30/04	15.42%	2.76%	8.71%
Class B Shares**	6/30/04	17.60%	3.04%	8.70%
Class C Shares***	6/30/04	21.54%	3.21%	8.67%
Institutional Shares	6/30/04	22.80%	4.25%	9.76%
Class R Shares	2/1/10[1]	22.19%	3.99%	9.60%
S&P 500® Index	6/30/04	30.20%	1.05%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

11

Sterling Capital Short-Term Bond Fund

Portfolio Managers

Sterling Capital Short-Term Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Total Return Bond Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard T. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Total Return Bond Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Bond Index.

Q. What factors affected the Fund’s performance?

A. The fixed income market generated positive returns during the recent period. Inflation remained low while the U.S. economy continued to expand, albeit at a below-trend growth rate. In that environment, the Federal Reserve looked to stimulate the economy and strengthen the labor market by pursuing an accommodative monetary policy that kept interest rates low.1

The Fund’s relative return during the period benefited from the Fund’s overweight position in sectors of the bond market that offered relatively high yields. Such sectors included corporate bonds, commercial and residential mortgage-backed securities, and taxable municipal bonds. Demand for these bonds was high in the low-rate environment, as investors sought additional yield over Treasury securities. The Fund also benefited from its overweight position to high-yield bonds and other higher risk securities within the corporate and securitized sectors. Finally, the Fund had a longer duration profile than its benchmark, which enhanced relative performance as interest rates fell during the period.1

The portfolio held a small overweight position in Treasury Inflation-Protected Securities (TIPS), which underperformed nominal Treasury securities. This position marginally detracted from the Fund’s relative performance.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

12

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	2.06%	2.68%	2.43%
Class C Shares**	2/1/12[2]	3.16%	3.09%	2.64%
Institutional Shares	11/30/92	4.94%	3.43%	2.93%
BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index[1]	N/A	1.51%	3.27%	3.21%
Barclays 1-3 Year Government Index[1]	N/A	0.65%	2.94%	2.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	As of February 1, 2012, the primary benchmark for the Fund changed from the Barclays 1-3 Year Government Index to the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 1-3 Year Government Index will not be shown in the future.
2	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index which consists of securities in BofA Merrill Lynch U.S. Government Index with a maturity from one up to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

13

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Brad joined Sterling Capital in 2003. He has investment experience since 1985. He has been the portfolio manager for the Fund since 2003. Brad is a graduate of Radford University where he received his BS in Business Administration/Accounting. He is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the Barclays Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance during the period benefited from falling interest rates, which pushed bond prices higher. Narrowing spreads on agency issues, mortgage-backed securities and high-quality corporate and municipal debt also supported absolute gains.1

The Fund significantly outperformed its benchmark during the period due to several factors. It benefited from an underweight position in Treasuries relative to its benchmark and overweight positions in issues that benefited from the narrowing spreads, including agency securities, agency mortgage-backed securities, municipal bonds and corporate bonds. The Fund’s relative performance also benefited from a bias toward longer durations relative to its benchmark as the yield curve flattened. Tactical trades that involved Treasury Inflation Protected Securities as substitutes for nominal Treasuries also boosted the Fund’s performance relative to the Index.1

Many of the Fund’s mortgage-backed security holdings had high coupon rates that traded at a premium to their value at maturity. Improvements in the housing market accelerated prepayments on these securities, eliminating the premium at which they were trading and hurting the Fund’s returns relative to its benchmark.1

1	Portfolio composition is as of September 30, 2012 and is subject to change.

14

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	0.79%	4.63%	3.67%
Class B Shares**	1/1/96	-1.36%	4.18%	3.34%
Class C Shares***	2/1/01	2.64%	4.39%	3.18%
Institutional Shares	10/9/92	3.67%	5.41%	4.20%
Barclays Intermediate Government Index	N/A	4.40%	5.71%	4.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Intermediate Government Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

15

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Short-Term Bond Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard D. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Short-Term Bond Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities which may expose the fund to currency and exchange rate fluctuations, and mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund’s Class C, Institutional and Class R Shares outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The U.S. economy continued to expand, albeit at a below-trend rate of growth, while the rate of inflation remained tame. These developments prompted the Federal Reserve to purse an accommodative monetary policy, keeping interest rates low to stimulate economic activity and improve labor market conditions. The fixed income market generated positive returns in that environment, helping the Fund deliver a positive absolute return during the 12-month period.1

The Fund’s performance relative to its benchmark index benefited from the Fund’s overweight position in strong performing bond market sectors such as corporate bonds, commercial and residential mortgage-backed securities, and taxable municipal bonds. Investors favored these sectors because of their attractive yields relative to government bonds in the low interest rate environment. The Fund also had an overweight position in high-risk securities, such as high-yield bonds, within the corporate and securitized sectors. This further enhanced the Fund’s relative performance.1

The major detractor from the Fund’s relative performance was yield curve positioning. The portfolio was weighted more heavily toward short-term and intermediate-term bonds, due to the Fund’s sector allocation decisions. This detracted from performance as the yield curve flattened and long-term bonds outperformed shorter-term securities.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

16

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	1.00%	6.00%	5.11%
Class B Shares**	12/2/99	2.33%	6.31%	5.10%
Class C Shares***	2/1/01	6.32%	6.47%	4.96%
Institutional Shares	12/2/99	7.39%	7.53%	6.00%
Class R Shares	2/1/10[1]	6.79%	7.18%	5.83%
Barclays U.S. Aggregate Bond Index	N/A	5.16%	6.53%	5.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against Barclays U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

17

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”). The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012 as the New Benchmark was determined to be the more appropriate broad based index for comparison purposes.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. Kentucky has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

18

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	3.53%	5.09%	4.21%
Class C Shares**	2/1/12[2]	4.62%	5.51%	4.43%
Institutional Shares	2/24/03	6.39%	5.88%	4.56%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	3/1/03	6.98%	6.22%	5.09%
Barclays 7-Year Municipal Bond Index[1]	2/28/03	6.65%	6.53%	5.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	As of February 1, 2012, the primary benchmark for the Fund changed from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.
2	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

19

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index. The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. Maryland has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality. 1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

20

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	3.14%	5.19%	4.18%
Class C Shares**	2/1/12[2]	4.26%	5.61%	4.41%
Institutional Shares	2/24/03	6.05%	5.98%	4.66%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	3/1/03	6.98%	6.22%	5.09%
Barclays 7-Year Municipal Bond Index[1]	2/28/03	6.65%	6.53%	5.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1 As of February 1, 2012, the primary benchmark for the Fund changed from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.

2 Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

21

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index. The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. North Carolina has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

22

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	3.61%	5.04%	3.83%
Class C Shares**	2/1/12[2]	4.61%	5.44%	4.04%
Institutional Shares	10/16/92	6.51%	5.83%	4.33%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	N/A	6.98%	6.22%	4.97%
Barclays 7-Year Municipal Bond Index[1]	N/A	6.65%	6.53%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1 As of February 1, 2012, the primary benchmark for the Fund changed from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.

2 Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

23

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index. The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. South Carolina has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

24

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	3.83%	5.11%	3.89%
Class C Shares**	2/1/12[2]	4.96%	5.53%	4.10%
Institutional Shares	10/20/97	6.68%	5.90%	4.38%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	N/A	6.98%	6.22%	4.97%
Barclays 7-Year Municipal Bond Index[1]	N/A	6.65%	6.53%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1 As of February 1, 2012, the primary benchmark for the Fund changed from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.

2 Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

25

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index. The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. Virginia has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

26

*	Reflects 2.50% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	3.05%	4.96%	3.77%
Class C Shares**	2/1/12[2]	4.04%	5.36%	3.97%
Institutional Shares	5/17/99	5.87%	5.75%	4.26%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	N/A	6.98%	6.22%	4.97%
Barclays 7-Year Municipal Bond Index[1]	N/A	6.65%	6.53%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

As of February 1,2012, the primary benchmark for the Fund changed from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-17 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.

[2]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

27

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index. The Fund switched benchmarks from the Barclays 7-Year Municipal Bond Index in February 2012.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the 12-month period. Bond prices rose early in the period as the markets recovered from comments in the media about an impending wave of municipal defaults that never materialized. Bond markets also benefited from an inflow of funds throughout the year as investors sought safety in light of the ongoing European financial crisis and volatile equity markets. The increased demand was met with an average level of supply, which helped drive prices up and yields down. Yields on 10-year AAA municipal bonds dropped from 2.22% at the start of the period to 1.70% at the end of the period.1

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.1

The Fund’s performance relative to its benchmark suffered from its inability to fully benefit from this narrowing of the spreads. West Virginia has a limited exposure to lower quality assets, which meant that it lost out on some of those gains. Yet the Fund was weighted towards longer durations than its benchmark. As a result, relative performance was boosted by the gains from the flattening yield curve, which partially offset the lag from a bias toward higher quality.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

28

*	Reflects 2.500% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2012	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/17/93		3.93%	4.55%	3.75%
Class C Shares**	2/1/12	[2]	5.06%	4.98%	3.97%
Institutional Shares	12/1/93		6.85%	5.34%	4.29%
BofA Merrill Lynch 2-17 Year Municipal Bond Index[1]	N/A		6.98%	6.22%	4.97%
Barclays 7-Year Municipal Bond Index[1]	N/A		6.65%	6.53%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

As of February 1, 2012, the primary benchmark for the Fund will change from the Barclays 7-Year Municipal Bond Index to the BofA Merrill Lynch 2-7 Year Municipal Bond Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The Barclays 7-Year Municipal Bond Index will not be shown in the future.

[2]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital National Tax-Free Money Market Fund

Portfolio Managers

Sterling Capital National Tax-Free Money Market Fund (the “Fund”) is managed by William A. Henderson, Jr. and Kelli Joyce, portfolio managers for BlackRock Advisors, LLC subadvisor to the Fund.

William A. Henderson, Jr.

William managed the Fund and co-managed the Sterling Capital Prime Money Market Fund since 2011. He received his BS and MBA from Pennsylvania State University. William has investment experience since 1988.

Kelli Joyce

Kelli managed the Fund and co-managed the Sterling Capital Prime Money Market Fund since 2011. She received her BS from Drexel University. Kelli has investment experience since 2005.

The Investment Team supporting the Fund includes 3 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to federal income tax, but for some may be subject to the federal alternative minimum tax and to state and local taxes. A portion of the Fund distributions may be taxable as ordinary income or capital gains.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund began and ended the period with a seven-day yield of 0.01% (Institutional Shares).

The Federal Reserve pursued accommodative monetary policy during the 12 months under review. In an effort to stimulate economic growth, the Fed pledged to maintain short-term lending rates at the historically low range of 0.00% to 0.25% through 2015. It also announced a third round of quantitative easing in September. These actions placed downward pressure on the Fund’s yield.1

Throughout the period, the Fund avoided exposure to European debt due to the higher risk environment created by the ongoing sovereign debt crisis in that region. The main factor affecting the Fund’s absolute performance during the period was the low supply of bonds, particularly municipal bonds and bonds with a short duration.1

In August it was announced that the Fund would be liquidated on December 14, 2012. Following the announcement, the Fund’s managers targeted securities that mature on or near this date and maintained a high exposure to highly liquid securities, such as U.S. government securities.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

30

Sterling Capital Prime Money Market Fund

Portfolio Managers

Sterling Capital Prime Money Market Fund (the “Fund”) is managed by William A. Henderson, Jr. and Kelli Joyce, portfolio managers for BlackRock Advisors, LLC subadvisor to the Fund.

William A. Henderson, Jr.

William managed the Fund and co-managed the Sterling Capital National Tax-Free Money Market Fund since 2011. He received his BS and MBA from Pennsylvania State University. William has investment experience since 1988.

Kelli Joyce

Kelli managed the Fund and co-managed the Sterling Capital National Tax-Free Money Market Fund since 2011. She received her BS from Drexel University. Kelli has investment experience since 2005.

The Investment Team supporting the Fund includes 3 investment professionals with an average of more than 17 years of industry experience.

Investment Concerns

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2011 and September 30, 2012?

A. The economic recovery suffered setbacks in the 12 months under review. Concerns about the slow pace of economic growth and the prospect of deflation caused yields to remain low during the period. In September, the Federal Reserve announced a third round of quantitative easing to attempt to increase liquidity. That news further dampened investors’ hopes for higher yields. The Fund’s seven-day yield was 0.01% at both the beginning and the end of the 12-month period.1

The Fund continued its approach of investing in Treasury and U.S. government security obligations, commercial paper, asset-backed commercial paper and bank instruments. The Fund held a higher percentage of U.S. government debt than it has in the past, as it sought to avoid exposure to European sovereign and financial debt due to the uncertain environment created by the ongoing sovereign debt crisis.1

Throughout the year, the Fund targeted a weighted average maturity of 50 days for its investments. The majority of the Fund’s purchases were concentrated in the one to four month area of the money market yield curve.1

In August it was announced that the Fund would be liquidated on December 14, 2012. Following the announcement, the Fund’s managers targeted securities that mature on or near this date and maintained a high exposure to highly liquid securities, such as U.S. government securities.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

31

Sterling Capital U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

Sterling Capital U.S. Treasury Money Market Fund (the “Fund”) is managed by Kevin E. McNair, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. McNair joined Sterling Capital in 1994. He has investment experience since 1994. Kevin is a graduate of the University of North Carolina at Chapel Hill where he received his BA in Economics. He received his MA in Economics from North Carolina State University.

The Investment Team supporting the Fund has more than 69 combined years of investment experience:

•	Robert F. Millikan, CFA, Executive Director
•	Brad D. Eppard, CFA, Director
•	David T. Johnson, Associate Director

Investment Concerns

Any guarantees that may be provided by the U.S. government with respect to securities held by the Fund apply only to the underlying securities of the Fund that are issued by the U.S. government or its agencies or instrumentalities and not the Fund shares.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2011 and September 30, 2012?

A. Throughout the 12-month period, the Federal Reserve Board maintained its target for the Federal Funds Rate at a historically low range between 0.00% and 0.25%.1

Interest rates in general remained low throughout the period, resulting in low yields among money market securities. The Fund’s seven-day yield was 0.01% (Institutional Class) at both the beginning and the end of the period. 1

The Fund invests primarily in Treasury securities and repurchase agreements backed by Treasuries. This focus on low-risk securities meant that the Fund had a lower yield than money market funds that invest in higher risk fixed-income securities.1

As of September 30, 2012, the Fund held 49.47 % of its assets in repurchase agreements, 43.31% in Treasury bills and 7.22% in Treasury notes. The Fund’s average maturity was 29 days, and its credit quality as rated by Standard & Poor’s was AAA.1

In August it was announced that the Fund would be liquidated on December 14, 2012. Following the announcement, the Fund’s managers targeted securities that mature on or near this date and maintained a high exposure to highly liquid securities, such as U.S. government securities.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

32

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by Asset Allocation and ARC Teams of Sterling Capital Management LLC led by Jeffrey J. Schappe, CFA, Managing Director and Chief Investment Officer, Robert F. Millikan, CFA, Executive Director and portfolio manager, Stephen L. Morgan, Executive Director and portfolio manager & Will G. Gholston, CFA, Director and Manager of Quantitative Analysis.

The Investment Team supporting the Funds includes 10 investment professionals with an average of more than 16 years of industry experience.

Investment Concerns

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines and more sensitive to economic factors; and high-yield (junk) debt securities which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in them.

Sterling Capital Strategic Allocation Conservative Fund

Sterling Capital Strategic Allocation Balanced Fund

Sterling Capital Strategic Allocation Growth Fund

Sterling Capital Strategic Allocation Equity Fund

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. Sterling Capital Strategic Allocation Funds and their benchmark returns can be found on pages 34 through 37.

Q. What factors affected the Funds’ performance?

A. The Funds invest in a combination of Sterling Capital equity funds, external equity and commodity funds, and exchange traded funds. The three Strategic Allocation Funds with fixed-income allocations also hold exposure to the Sterling Capital Total Return Bond Fund.1

Global equities posted double-digit returns over the period. The rally came about as investors adjusted their perceptions of the systemic risk in the Eurozone. A continued gradual recovery in the U.S. also contributed to a boost in domestic equities.1

The strong performance by equity markets helped boost the Funds’ absolute returns. And though fixed income asset classes generally posted solid results, bonds were a drag from an absolute return standpoint, given the strong performance by equity markets.1

The Funds held an underweight position in international, developed equities relative to their benchmark, which made the largest positive contribution to relative performance during the period. Over the 12-month period, the Russell Developed ex-U.S. Index returned 13.90%, compared to 30.20% for the Russell 3000® Index. The Funds’ allocation to REITs (Real Estate Investment Trust) also contributed to relative performance, as the Dow Jones Equity All REIT Index returned 33.54% compared to a 21.02% return for the benchmark Russell Global Equity Index. An underweight position in emerging market equities also contributed positively to relative performance — the Russell Emerging Markets Index returned 16.18%.1

An overweight position in mid-cap U.S. equities contributed negatively to the Funds’ relative performance, as that sub-asset class slightly underperformed the broader market. The Russell Midcap Index returned 28.03%, compared to a 30.20% return for the Russell 3000® Index. The Funds held an overweight position in international developed small-cap stocks that also acted as a drag on relative performance. The Russell Developed ex-U.S. Small Cap Index returned 11.87%, compared to a 14.14% return for the Russell Developed ex-U.S. Large Cap Index.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

33

Sterling Capital Strategic Allocation Conservative Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98	6.63%	2.06%	4.77%
B Shares**	1/29/99	8.16%	2.31%	4.78%
C Shares***	2/1/01	12.23%	2.49%	4.62%
Institutional Shares	10/2/97	13.47%	3.54%	5.69%
Russell Global Index[1]	N/A	21.72%	-1.26%	9.63%
Barclays U.S. Aggregate Index[1]	N/A	5.16%	6.53%	5.32%
S&P 500® Index[1]	N/A	30.20%	1.05%	8.01%
Barclays Intermediate Govt. Bond Index[1]	N/A	4.40%	5.71%	4.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

1   As of February 1, 2012, the primary benchmarks for the Fund changed from the S&P 500® Index and the Barclays Intermediate Government Bond Index to the Russell Global Index and the Barclays U.S. Aggregate Index (the “New Benchmarks”), as the New Benchmarks were determined to be more appropriate broad-based indexes for comparison purposes. The S&P 500® Index and Barclays Intermediate Government Bond Index will not be shown in the future.

The Fund is measured against Russell Global Index and against Barclays U.S. Aggregate Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

34

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2012	Inception Date	1 Year	5 Years	10 years
A Shares*	1/29/98	9.98%	-0.13%	4.88%
B Shares**	1/29/99	11.80%	0.14%	4.89%
C Shares***	2/1/01	15.88%	0.32%	4.75%
Institutional Shares	10/2/97	16.94%	1.32%	5.79%
Russell Global Index[1]	N/A	21.72%	-1.26%	9.63%
Barclays U.S. Aggregate Index[1]	N/A	5.16%	6.53%	5.32%
S&P 500® Index[1]	N/A	30.20%	1.05%	8.01%
Barclays Intermediate Govt. Bond Index[1]	N/A	4.40%	5.71%	4.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

1   As of February 1, 2012, the primary benchmarks for the Fund changed from the S&P 500® Index and the Barclays Intermediate Government Bond Index to the Russell Global Index and the Barclays U.S. Aggregate Index (the “New Benchmarks”), as the New Benchmarks were determined to be more appropriate broad-based indexes for comparison purposes. The S&P 500® Index and Barclays Intermediate Government Bond Index will not be shown in the future.

The Fund is measured against Russell Global Index and against Barclays U.S. Aggregate Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

35

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98	12.28%	-1.91%	4.78%
B Shares**	1/29/99	14.19%	-1.65%	4.76%
C Shares***	2/1/01	18.29%	-1.47%	4.63%
Institutional Shares	10/2/97	19.40%	-0.50%	5.67%
Russell Global Index[1]	N/A	21.72%	-1.26%	9.63%
Barclays U.S. Aggregate Index[1]	N/A	5.16%	6.53%	5.32%
S&P 500® Index[1]	N/A	30.20%	1.05%	8.01%
Barclays Intermediate Govt. Bond Index[1]	N/A	4.40%	5.71%	4.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

1   As of February 1, 2012, the primary benchmarks for the Fund changed from the S&P 500® Index and the Barclays Intermediate Government Bond Index to the Russell Global Index and the Barclays U .S. Aggregate Index (the “New Benchmarks”), as the New Benchmarks were determined to be more appropriate broad-based indexes for comparison purposes. The S&P 500® Index and Barclays Intermediate Government Bond Index will not be shown in the future.

The Fund is measured against Russell Global Index and against Barclays U.S. Aggregate Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

36

Sterling Capital Strategic Allocation Equity Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2012	Inception Date	1 Year	5 Years	10 Years
A Shares*	3/19/01	14.09%	-4.48%	4.18%
B Shares**	3/19/01	16.19%	-4.19%	4.19%
C Shares***	3/19/01	20.09%	-4.02%	4.06%
Institutional Shares	3/19/01	21.26%	-3.09%	5.06%
Russell Global Index[1]	N/A	21.72%	-1.26%	9.63%
S&P 500® Index[1]	N/A	30.20%	1.05%	8.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1   As of February 1, 2012, the primary benchmarks for the Fund changed from the S&P 500® Index to the Russell Global Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The S&P 500® Index will not be shown in the future.

The Fund is measured against Russell Global Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/12. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no agreements in effect.

37

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2012:

Sterling Capital Select Equity Fund	Percentage of net assets
Consumer Discretionary	8.4%
Consumer Staples	8.2%
Energy	12.8%
Financials	12.3%
Health Care	13.1%
Industrials	12.2%
Information Technology	23.3%
Materials	3.3%
Telecommunication Services	2.0%
Exchange Traded Funds	2.3%
Cash Equivalents	3.4%

101.3%

Sterling Capital Mid Value Fund	Percentage of net assets
Consumer Discretionary	14.8%
Energy	2.0%
Financials	29.2%
Health Care	17.1%
Industrials	3.5%
Information Technology	30.1%
Cash Equivalents	3.3%

100.0%

Sterling Capital Small Value Fund	Percentage of net assets
Consumer Discretionary	14.5%
Consumer Staples	1.6%
Energy	3.6%
Financials	33.8%
Health Care	3.5%
Industrials	13.6%
Information Technology	23.8%
Materials	1.3%
Telecommunication Services	1.9%
Cash Equivalents	2.2%

99.8%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Consumer Discretionary	12.5%
Consumer Staples	2.4%
Energy	12.0%
Financials	6.6%
Health Care	20.1%
Industrials	4.4%
Information Technology	30.9%
Materials	5.1%
Cash Equivalents	6.4%

100.4%

Sterling Capital Equity Income Fund	Percentage of net assets
Consumer Discretionary	10.5%
Consumer Staples	13.7%
Energy	18.9%
Financials	8.4%
Health Care	13.2%
Industrials	6.4%
Information Technology	10.6%
Telecommunication Services	3.6%
Utilities	2.5%
Cash Equivalents	11.1%

98.9%

Sterling Capital Short-Term Bond Fund	Percentage of net assets
Asset Backed Securities	0.7%
Collateralized Mortgage Obligations	6.7%
Commercial Mortgage-Backed Securities	19.7%
Corporate Bonds	58.0%
Mortgage-Backed Securities	0.3%
Municipal Bonds	8.7%
Preferred Stocks	1.7%
Cash Equivalents	1.7%

97.5%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	8.5%
Corporate Bonds	2.3%
Mortgage-Backed Securities	24.8%
Municipal Bonds	6.1%
U.S. Government Agencies	25.3%
U.S. Treasury Notes	32.9%
Cash Equivalents	1.2%

101.1%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	2.2%
Collateralized Mortgage Obligations	12.3%
Commercial Mortgage-Backed Securities	17.7%
Corporate Bonds	27.4%
Mortgage-Backed Securities	29.9%
Municipal Bonds	6.1%
Preferred Stocks	1.3%
U.S. Treasury Bonds	2.9%
U.S. Treasury Notes	0.9%
Cash Equivalents	0.9%

101.6%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	98.7%
Cash Equivalents	2.0%

100.7%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
Maryland Municipal Bonds	96.6%
Cash Equivalents	4.1%

100.7%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.1%
Cash Equivalents	2.8%

99.9%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	94.3%
Cash Equivalents	4.3%

98.6%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.2%
Virginia Municipal Bonds	97.2%
Cash Equivalents	1.1%

99.5%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	98.4%
Cash Equivalents	2.4%

100.8%

Sterling Capital National Tax-Free Money Market Fund	Percentage of net assets
Arizona	3.6%
California	4.8%
Colorado	3.4%
Georgia	5.2%
Illinois	1.5%
Indiana	3.0%
Louisiana	4.2%
Massachusetts	7.1%
Michigan	3.0%
Minnesota	0.4%
Mississippi	0.9%
Missouri	0.8%
Nevada	3.2%
New Jersey	4.0%
New York	12.7%
North Carolina	3.2%
Ohio	6.3%
Oklahoma	0.3%
Pennsylvania	4.0%
South Carolina	0.4%
Tennessee	4.5%
Texas	6.6%
Utah	2.3%
Virginia	4.1%
Wisconsin	6.0%
Cash Equivalents	4.5%

100.0%

Sterling Capital Prime Money Market Fund	Percentage of net assets
Certificates of Deposit	14.6%
Commercial Paper	47.0%
Corporate Bonds	1.2%
Repurchase Agreements	6.1%
U.S. Government Agencies	12.3%
U.S. Treasury Bills	15.5%
U.S. Treasury Notes	3.2%
Variable Rate Notes	0.1%

100.0%

Sterling Capital U.S. Treasury Money Market Fund	Percentage of net assets
Repurchase Agreements	49.5%
U.S. Treasury Bills	43.3%
U.S. Treasury Notes	7.2%

100.0%

Sterling Capital Strategic Allocation Conservative Fund	Percentage of net assets
Sterling Capital Total Return Bond Fund, Institutional Class	57.4%
Sterling Capital Select Equity Fund, Institutional Class	7.7%
Sterling Capital Mid Value Fund, Institutional Class	3.9%
Sterling Capital Equity Income Fund, Institutional Class	2.8%
Sterling Capital Special Opportunities Fund, Institutional Class	1.8%
Sterling Capital Small Value Fund, Institutional Class	1.0%
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2.6%
Non-Affiliated Investment Companies	8.0%
Exchange Traded Funds	18.9%

104.1%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Sterling Capital Total Return Bond Fund, Institutional Class	35.0%
Sterling Capital Select Equity Fund, Institutional Class	11.2%
Sterling Capital Mid Value Fund, Institutional Class	5.6%
Sterling Capital Equity Income Fund, Institutional Class	4.1%
Sterling Capital Special Opportunities Fund, Institutional Class	2.6%
Sterling Capital Small Value Fund, Institutional Class	1.4%
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2.0%
Non-Affiliated Investment Companies	9.3%
Exchange Traded Funds	28.8%

100.0%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Sterling Capital Total Return Bond Fund, Institutional Class	18.9%
Sterling Capital Select Equity Fund, Institutional Class	14.1%
Sterling Capital Mid Value Fund, Institutional Class	7.0%
Sterling Capital Equity Income Fund, Institutional Class	5.1%
Sterling Capital Special Opportunities Fund, Institutional Class	3.3%
Sterling Capital Small Value Fund, Institutional Class	1.8%
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2.1%
Non-Affiliated Investment Companies	9.9%
Exchange Traded Funds	37.9%

100.1%

Sterling Capital Strategic Allocation Equity Fund	Percentage of net assets
Sterling Capital Select Equity Fund, Institutional Class	22.1%
Sterling Capital Special Opportunities Fund, Institutional Class	11.9%
Sterling Capital Mid Value Fund, Institutional Class	7.7%
Sterling Capital Equity Income Fund, Institutional Class	5.4%
Sterling Capital Small Value Fund, Institutional Class	1.9%
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	1.5%
Non-Affiliated Investment Companies	9.5%
Exchange Traded Funds	40.0%

100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 - 9/30/12	Annualized Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital Select Equity Fund
Class A Shares	$1,000.00	$1,034.39	$5.49	1.08%
Class B Shares	1,000.00	1,031.18	9.29	1.83%
Class C Shares	1,000.00	1,030.76	9.29	1.83%
Institutional Shares	1,000.00	1,036.34	4.23	0.83%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	988.62	5.87	1.18%
Class B Shares	1,000.00	985.68	9.58	1.93%
Class C Shares	1,000.00	985.37	9.58	1.93%
Institutional Shares	1,000.00	990.64	4.63	0.93%
Class R Shares	1,000.00	987.77	6.96	1.40%
Sterling Capital Small Value Fund
Class A Shares	1,000.00	947.91	6.43	1.32%
Class B Shares	1,000.00	944.76	10.06	2.07%
Class C Shares	1,000.00	943.95	10.06	2.07%
Institutional Shares	1,000.00	948.94	5.21	1.07%
Class R Shares	1,000.00	947.99	7.69	1.58%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	991.43	6.42	1.29%
Class B Shares	1,000.00	987.88	10.14	2.04%
Class C Shares	1,000.00	987.88	10.19	2.05%
Institutional Shares	1,000.00	992.68	5.23	1.05%
Class R Shares	1,000.00	990.53	7.66	1.54%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,027.11	6.08	1.20%
Class B Shares	1,000.00	1,023.71	9.87	1.95%
Class C Shares	1,000.00	1,022.92	9.86	1.95%
Institutional Shares	1,000.00	1,028.34	4.82	0.95%
Class R Shares	1,000.00	1,026.43	7.35	1.45%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	1,017.25	4.14	0.82%
Class C Shares	1,000.00	1,013.32	7.90	1.57%
Institutional Shares	1,000.00	1,018.50	2.88	0.57%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,022.33	4.90	0.97%
Class B Shares	1,000.00	1,018.52	8.68	1.72%
Class C Shares	1,000.00	1,018.54	8.73	1.73%
Institutional Shares	1,000.00	1,023.57	3.69	0.73%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,041.37	4.34	0.85%
Class B Shares	1,000.00	1,036.51	8.15	1.60%
Class C Shares	1,000.00	1,037.42	8.15	1.60%
Institutional Shares	1,000.00	1,042.63	3.06	0.60%
Class R Shares	1,000.00	1,039.15	5.51	1.08%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,034.81	4.88	0.96%
Class C Shares	1,000.00	1,030.16	8.68	1.71%
Institutional Shares	1,000.00	1,036.17	3.61	0.71%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,032.81	4.88	0.96%
Class C Shares	1,000.00	1,028.87	8.62	1.70%
Institutional Shares	1,000.00	1,034.96	3.61	0.71%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 - 9/30/12	Annualized Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,037.17	$4.74	0.93%
Class C Shares	1,000.00	1,033.25	8.49	1.67%
Institutional Shares	1,000.00	1,038.46	3.47	0.68%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,035.79	4.84	0.95%
Class C Shares	1,000.00	1,032.83	8.59	1.69%
Institutional Shares	1,000.00	1,036.33	3.56	0.70%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,032.27	4.73	0.93%
Class C Shares	1,000.00	1,028.41	8.47	1.67%
Institutional Shares	1,000.00	1,033.61	3.46	0.68%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,036.70	4.74	0.93%
Class C Shares	1,000.00	1,033.86	8.29	1.63%
Institutional Shares	1,000.00	1,037.96	3.46	0.68%
Sterling Capital National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,000.06	0.95	0.19%
Class C Shares	1,000.00	1,000.00	0.40	0.08%
Institutional Shares	1,000.00	1,000.06	1.00	0.20%
Sterling Capital Prime Money Market Fund
Class A Shares	1,000.00	1,000.06	1.10	0.22%
Class B Shares	1,000.00	1,000.06	1.10	0.22%
Class C Shares	1,000.00	1,000.06	1.10	0.22%
Institutional Shares	1,000.00	1,000.06	1.10	0.22%
Sterling Capital U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,000.06	0.50	0.10%
Class B Shares	1,000.00	1,000.06	0.50	0.10%
Class C Shares	1,000.00	1,000.06	0.50	0.10%
Institutional Shares	1,000.00	1,000.06	0.50	0.10%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,026.15	3.50	0.69%
Class B Shares	1,000.00	1,021.96	7.28	1.44%
Class C Shares	1,000.00	1,021.30	7.28	1.44%
Institutional Shares	1,000.00	1,028.18	2.18	0.43%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,019.04	3.33	0.66%
Class B Shares	1,000.00	1,015.35	7.10	1.41%
Class C Shares	1,000.00	1,015.30	7.10	1.41%
Institutional Shares	1,000.00	1,020.22	2.07	0.41%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,013.51	3.37	0.67%
Class B Shares	1,000.00	1,009.86	7.14	1.42%
Class C Shares	1,000.00	1,008.94	7.13	1.42%
Institutional Shares	1,000.00	1,013.56	2.11	0.42%
Sterling Capital Strategic Allocation Equity Fund
Class A Shares	1,000.00	1,002.11	3.90	0.78%
Class B Shares	1,000.00	998.71	7.70	1.54%
Class C Shares	1,000.00	997.41	7.64	1.53%
Institutional Shares	1,000.00	1,003.90	2.71	0.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 - 9/30/12	Annualized Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital Select Equity Fund
Class A Shares	$1,000.00	$1,019.60	$5.45	1.08%
Class B Shares	1,000.00	1,015.85	9.22	1.83%
Class C Shares	1,000.00	1,015.85	9.22	1.83%
Institutional Shares	1,000.00	1,020.85	4.19	0.83%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.10	5.96	1.18%
Class B Shares	1,000.00	1,015.35	9.72	1.93%
Class C Shares	1,000.00	1,015.35	9.72	1.93%
Institutional Shares	1,000.00	1,020.35	4.70	0.93%
Class R Shares	1,000.00	1,018.00	7.06	1.40%
Sterling Capital Small Value Fund
Class A Shares	1,000.00	1,018.40	6.66	1.32%
Class B Shares	1,000.00	1,014.65	10.43	2.07%
Class C Shares	1,000.00	1,014.65	10.43	2.07%
Institutional Shares	1,000.00	1,019.65	5.40	1.07%
Class R Shares	1,000.00	1,017.10	7.97	1.58%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,018.55	6.51	1.29%
Class B Shares	1,000.00	1,014.80	10.28	2.04%
Class C Shares	1,000.00	1,014.75	10.33	2.05%
Institutional Shares	1,000.00	1,019.75	5.30	1.05%
Class R Shares	1,000.00	1,017.30	7.77	1.54%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.00	6.06	1.20%
Class B Shares	1,000.00	1,015.25	9.82	1.95%
Class C Shares	1,000.00	1,015.25	9.82	1.95%
Institutional Shares	1,000.00	1,020.25	4.80	0.95%
Class R Shares	1,000.00	1,017.75	7.31	1.45%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	1,020.90	4.14	0.82%
Class C Shares	1,000.00	1,017.15	7.92	1.57%
Institutional Shares	1,000.00	1,022.15	2.88	0.57%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.15	4.90	0.97%
Class B Shares	1,000.00	1,016.40	8.67	1.72%
Class C Shares	1,000.00	1,016.35	8.72	1.73%
Institutional Shares	1,000.00	1,021.35	3.69	0.73%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,020.75	4.29	0.85%
Class B Shares	1,000.00	1,017.00	8.07	1.60%
Class C Shares	1,000.00	1,017.00	8.07	1.60%
Institutional Shares	1,000.00	1,022.00	3.03	0.60%
Class R Shares	1,000.00	1,019.60	5.45	1.08%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.20	4.85	0.96%
Class C Shares	1,000.00	1,016.45	8.62	1.71%
Institutional Shares	1,000.00	1,021.45	3.59	0.71%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 - 9/30/12	Annualized Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.20	$4.85	0.96%
Class C Shares	1,000.00	1,016.50	8.57	1.70%
Institutional Shares	1,000.00	1,021.45	3.59	0.71%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.35	4.70	0.93%
Class C Shares	1,000.00	1,016.65	8.42	1.67%
Institutional Shares	1,000.00	1,021.60	3.44	0.68%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.25	4.80	0.95%
Class C Shares	1,000.00	1,016.55	8.52	1.69%
Institutional Shares	1,000.00	1,021.50	3.54	0.70%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.35	4.70	0.93%
Class C Shares	1,000.00	1,016.65	8.42	1.67%
Institutional Shares	1,000.00	1,021.60	3.44	0.68%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.35	4.70	0.93%
Class C Shares	1,000.00	1,016.85	8.22	1.63%
Institutional Shares	1,000.00	1,021.60	3.44	0.68%
Sterling Capital National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,024.05	0.96	0.19%
Class C Shares	1,000.00	1,024.60	0.40	0.08%
Institutional Shares	1,000.00	1,024.00	1.01	0.20%
Sterling Capital Prime Money Market Fund
Class A Shares	1,000.00	1,023.90	1.11	0.22%
Class B Shares	1,000.00	1,023.90	1.11	0.22%
Class C Shares	1,000.00	1,023.90	1.11	0.22%
Institutional Shares	1,000.00	1,023.90	1.11	0.22%
Sterling Capital U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,024.50	0.51	0.10%
Class B Shares	1,000.00	1,024.50	0.51	0.10%
Class C Shares	1,000.00	1,024.50	0.51	0.10%
Institutional Shares	1,000.00	1,024.50	0.51	0.10%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,021.55	3.49	0.69%
Class B Shares	1,000.00	1,017.80	7.26	1.44%
Class C Shares	1,000.00	1,017.80	7.26	1.44%
Institutional Shares	1,000.00	1,022.85	2.17	0.43%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,021.70	3.34	0.66%
Class B Shares	1,000.00	1,017.95	7.11	1.41%
Class C Shares	1,000.00	1,017.95	7.11	1.41%
Institutional Shares	1,000.00	1,022.95	2.07	0.41%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,021.65	3.39	0.67%
Class B Shares	1,000.00	1,017.90	7.16	1.42%
Class C Shares	1,000.00	1,017.90	7.16	1.42%
Institutional Shares	1,000.00	1,022.90	2.12	0.42%
Sterling Capital Strategic Allocation Equity Fund
Class A Shares	1,000.00	1,021.10	3.94	0.78%
Class B Shares	1,000.00	1,017.30	7.77	1.54%
Class C Shares	1,000.00	1,017.35	7.72	1.53%
Institutional Shares	1,000.00	1,022.30	2.73	0.54%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Sterling Capital Select Equity Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
COMMON STOCKS (95.6%)

	Consumer Discretionary (8.4%)
62,900	Coach, Inc.	$3,523,658
120,390	Comcast Corp., Class A	4,306,350
24,720	Lowe’s Cos., Inc.	747,533
51,900	Target Corp.	3,294,093
34,800	Time Warner Cable, Inc.	3,308,088
63,150	Walt Disney Co. (The)	3,301,482

		18,481,204

	Consumer Staples (8.2%)
74,400	Coca-Cola Co. (The)	2,821,992
37,500	CVS Caremark Corp.	1,815,750
23,730	Kellogg Co.	1,225,892
89,000	Kraft Foods, Inc., Class A	3,680,150
51,720	PepsiCo, Inc.	3,660,224
17,700	Philip Morris International, Inc.	1,591,938
47,400	Procter & Gamble Co. (The)	3,287,664

		18,083,610

	Energy (12.8%)
58,200	Anadarko Petroleum Corp.	4,069,344
112,910	Cenovus Energy, Inc.	3,934,914
39,300	Chevron Corp.	4,580,808
78,000	Exxon Mobil Corp.	7,133,100
78,000	Schlumberger, Ltd.	5,641,740
83,960	Suncor Energy, Inc.	2,758,086

		28,117,992

	Financials (12.3%)
18,249	American Express Co.	1,037,638
49,550	Berkshire Hathaway, Inc., Class B(a)	4,370,310
156,030	JPMorgan Chase & Co.	6,316,094
132,900	MetLife, Inc.	4,579,734
20,940	T. Rowe Price Group, Inc.	1,325,502
152,700	Wells Fargo & Co.	5,272,731
159,000	Weyerhaeuser Co., REIT	4,156,260

		27,058,269

	Health Care (13.1%)
61,080	Express Scripts Holding Co.(a)	3,827,884
47,700	Johnson & Johnson	3,287,007
42,900	Medtronic, Inc.	1,849,848
89,000	Merck & Co., Inc.	4,013,900
155,400	Pfizer, Inc.	3,861,690
96,000	St. Jude Medical, Inc.	4,044,480
83,400	UnitedHealth Group, Inc.	4,621,194
57,030	WellPoint, Inc.	3,308,310

		28,814,313

	Industrials (12.2%)
116,700	ABB, Ltd., ADR	2,182,290
64,500	Boeing Co. (The)	4,490,490
36,900	FedEx Corp.	3,122,478
280,050	General Electric Co.	6,359,935
65,800	Honeywell International, Inc.	3,931,550

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
75,030	Pentair, Inc.	$3,339,585
130,470	Xylem, Inc.	3,281,321

		26,707,649

	Information Technology (23.3%)
16,323	Apple, Inc.	10,891,685
267,000	Cisco Systems, Inc.	5,097,030
193,550	EMC Corp.(a)	5,278,109
4,130	Google, Inc., Class A(a)	3,116,085
162,330	Intel Corp.	3,681,644
19,410	International Business Machines Corp.	4,026,605
220,830	Microsoft Corp.	6,576,317
68,300	Oracle Corp.	2,150,767
78,000	QUALCOMM, Inc.	4,874,220
90,150	TE Connectivity, Ltd.	3,066,001
90,600	Texas Instruments, Inc.	2,496,030

		51,254,493

	Materials (3.3%)
78,000	Barrick Gold Corp.	3,257,280
77,100	E.I. du Pont de Nemours & Co.	3,875,817

		7,133,097

	Telecommunication Services (2.0%)
117,060	AT&T, Inc.	4,413,162

	Total Common Stocks (Cost $164,347,513)	210,063,789

EXCHANGE TRADED FUNDS (2.3%)
312,900	Financial Select Sector SPDR Fund	4,881,240
5,325	Utilities Select Sector SPDR Fund	193,830

	Total Exchange Traded Funds (Cost $4,726,791)	5,075,070

INVESTMENT COMPANY (3.4%)
7,411,604	Federated Treasury Obligations Fund, Institutional Shares	7,411,604

	Total Investment Company (Cost $7,411,604)	7,411,604

Total Investments — 101.3% (Cost $176,485,908)		222,550,463
Net Other Assets (Liabilities) — (1.3)%		(2,876,134)

NET ASSETS — 100.0%		$219,674,329

(a)	Represents non-income producing security.

REIT - Real Estate Investment Trust

SPDR - Standard and Poors Depositary Receipt

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
COMMON STOCKS (96.7%)

	Consumer Discretionary (14.8%)
146,489	International Speedway Corp., Class A	$4,155,893
1,416,142	Interpublic Group of Cos., Inc. (The)	15,747,499
273,370	Omnicom Group, Inc.	14,094,957
212,526	Universal Technical Institute, Inc.	2,911,606
321,483	Viacom, Inc., Class B	17,228,274

		54,138,229

	Energy (2.0%)
519,726	Forest Oil Corp.(a)	4,391,685
218,175	Rex Energy Corp.(a)	2,912,636

		7,304,321

	Financials (29.2%)
255,597	Annaly Capital Management, Inc., REIT	4,304,253
458,492	Aspen Insurance Holdings, Ltd.	13,979,421
140,328	Assurant, Inc.	5,234,234
339,103	Assured Guaranty, Ltd.	4,618,583
998,600	E*TRADE Financial Corp.(a)	8,797,666
336,685	Endurance Specialty Holdings, Ltd.	12,962,374
56,000	Enstar Group, Ltd.(a)	5,580,400
159,074	Granite Real Estate, Inc.	5,710,757
763,700	Leucadia National Corp.	17,374,175
325,000	Lincoln National Corp.	7,861,750
8,482	Markel Corp.(a)	3,888,912
153,686	StanCorp Financial Group, Inc.	4,801,151
317,084	Willis Group Holdings PLC	11,706,741

		106,820,417

	Health Care (17.1%)
115,000	Becton Dickinson & Co.	9,034,400
168,913	Covidien PLC	10,036,810
276,300	Life Technologies Corp.(a)	13,505,544
337,600	Omnicare, Inc.	11,468,272
190,242	WellPoint, Inc.	11,035,938
106,622	Zimmer Holdings, Inc.	7,209,780

		62,290,744

	Industrials (3.5%)
179,650	AerCap Holdings NV(a)	2,245,625
158,495	General Dynamics Corp.	10,479,689

		12,725,314

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology (30.1%)
362,949	CA, Inc.	$9,351,381
115,048	Computer Sciences Corp.	3,705,696
470,000	Dice Holdings, Inc.(a)	3,957,400
237,775	DST Systems, Inc.	13,448,554
774,196	EarthLink, Inc.	5,512,276
126,143	Fair Isaac Corp.	5,583,089
272,500	Fidelity National Information Services, Inc.	8,507,450
259,915	Global Payments, Inc.	10,872,244
297,800	Lender Processing Services, Inc.	8,305,642
313,119	Lexmark International, Inc., Class A	6,966,898
264,100	SAIC, Inc.	3,179,764
489,500	Symantec Corp.(a)	8,811,000
549,800	Western Union Co. (The)	10,017,356
1,575,967	Xerox Corp.	11,567,598

		109,786,348

	Total Common Stocks (Cost $302,828,186)	353,065,373

INVESTMENT COMPANY (3.3%)
12,179,725	Federated Treasury Obligations Fund, Institutional Shares	12,179,725

	Total Investment Company (Cost $12,179,725)	12,179,725

Total Investments — 100.0% (Cost $315,007,911)		365,245,098
Net Other Assets (Liabilities) — (0.0)%		(158,126)

NET ASSETS — 100.0%		$365,086,972

(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
COMMON STOCKS (97.6%)

	Consumer Discretionary (14.5%)
120,558	Cambium Learning Group, Inc.(a)	$119,352
15,655	Entercom Communications Corp., Class A(a)	107,393
39,765	Harman International Industries, Inc.	1,835,552
57,396	Kirkland’s, Inc.(a)	569,942
93,500	Maidenform Brands, Inc.(a)	1,914,880
71,300	Meredith Corp.	2,495,500
89,598	Regis Corp.	1,646,811
35,017	Signet Jewelers, Ltd.	1,707,429
79,700	Universal Technical Institute, Inc.	1,091,890

		11,488,749

	Consumer Staples (1.6%)
156,700	Cott Corp.(a)	1,237,930

	Energy (3.6%)
111,100	Forest Oil Corp.(a)	938,795
105,485	Resolute Energy Corp.(a)	935,652
70,500	Rex Energy Corp.(a)	941,175

		2,815,622

	Financials (33.8%)
42,800	AMERISAFE, Inc.(a)	1,161,592
58,752	Aspen Insurance Holdings, Ltd.	1,791,348
106,442	Assured Guaranty, Ltd.	1,449,740
233,370	Bank Mutual Corp.	1,061,834
68,496	Campus Crest Communities, Inc., REIT	739,757
225,100	E*TRADE Financial Corp.(a)	1,983,131
68,481	Endurance Specialty Holdings, Ltd.	2,636,519
118,700	First American Financial Corp.	2,572,229
9,138	First Citizens BancShares, Inc., Class A	1,488,580
32,800	Granite Real Estate, Inc.	1,177,520
42,963	Horace Mann Educators Corp.	778,060
147,200	Investment Technology Group, Inc.(a)	1,280,640
64,735	Parkway Properties, Inc., REIT	865,507
64,899	PHH Corp.(a)	1,320,695
78,140	Popular, Inc.(a)	1,361,980
102,300	Ramco-Gershenson Properties Trust, REIT	1,281,819
41,123	StanCorp Financial Group, Inc.	1,284,683
100,470	Washington Federal, Inc.	1,675,840
108,181	Westfield Financial, Inc.	810,276

		26,721,750

	Health Care (3.5%)
18,900	Teleflex, Inc.	1,301,076
74,100	VCA Antech, Inc.(a)	1,461,993

		2,763,069

	Industrials (13.6%)
98,800	AerCap Holdings NV(a)	1,235,000
434,993	EnergySolutions, Inc.(a)	1,187,531
65,700	FTI Consulting, Inc.(a)	1,752,876
52,000	Granite Construction, Inc.	1,493,440
75,400	Harsco Corp.	1,547,962
84,060	Sykes Enterprises, Inc.(a)	1,129,766

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
177,488	UTi Worldwide, Inc.	$2,390,763

		10,737,338

	Information Technology (23.8%)
73,925	Black Box Corp.	1,885,827
117,598	Compuware Corp.(a)	1,165,396
22,150	Dice Holdings, Inc.(a)	186,503
46,062	DST Systems, Inc.	2,605,267
400,371	EarthLink, Inc.	2,850,642
51,400	Itron, Inc.(a)	2,217,910
71,500	Lender Processing Services, Inc.	1,994,135
57,900	Lexmark International, Inc., Class A	1,288,275
242,489	Lionbridge Technologies, Inc.(a)	853,561
24,300	MTS Systems Corp.	1,301,265
165,563	Orbotech, Ltd.(a)	1,418,875
58,600	TeleTech Holdings, Inc.(a)	999,130

		18,766,786

	Materials (1.3%)
303,800	Ferro Corp.(a)	1,042,034

	Telecommunication Services (1.9%)
42,383	Lumos Networks Corp.	333,130
68,300	NTELOS Holdings Corp.	1,186,371

		1,519,501

	Total Common Stocks (Cost $75,913,581)	77,092,779

RIGHTS (0.0%)
79,600	Voyager Learning Co., Contingent Rights(b)	0

	Total Rights (Cost $0)	0

INVESTMENT COMPANY (2.2%)
1,691,568	Federated Treasury Obligations Fund, Institutional Shares	1,691,568

	Total Investment Company (Cost $1,691,568)	1,691,568

Total Investments — 99.8% (Cost $77,605,149)		78,784,347
Net Other Assets (Liabilities) — 0.2%		186,352

NET ASSETS — 100.0%		$78,970,699

(a)	Represents non-income producing security.
(b)	Security was fair valued under methods approved by the Board.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
COMMON STOCKS (94.0%)

	Consumer Discretionary (12.5%)
1,080,500	Comcast Corp., Class A(a)	$38,649,485
2,746,000	Ford Motor Co.	27,075,560
245,900	Yum! Brands, Inc.(a)	16,313,006

		82,038,051

	Consumer Staples (2.4%)
1,107,282	Dole Food Co., Inc.(a)(b)	15,535,167

	Energy (12.0%)
346,000	Apache Corp.	29,918,620
192,000	EOG Resources, Inc.(a)	21,513,600
802,000	Halliburton Co.	27,019,380

		78,451,600

	Financials (6.6%)
1,403,000	Charles Schwab Corp. (The)	17,944,370
446,000	CME Group, Inc.	25,555,800

		43,500,170

	Health Care (20.1%)
474,200	Agilent Technologies, Inc.	18,232,990
350,300	Gilead Sciences, Inc.(a)(b)	23,235,399
625,000	Merck & Co., Inc.	28,187,500
753,000	Teva Pharmaceutical Industries, Ltd., ADR	31,181,730
558,000	UnitedHealth Group, Inc.	30,918,780

		131,756,399

	Industrials (4.4%)
179,000	FedEx Corp.	15,146,980
356,040	Ryder System, Inc.	13,906,921

		29,053,901

	Information Technology (30.9%)
2,391,000	Activision Blizzard, Inc.	26,970,480
944,000	Adobe Systems, Inc.(b)	30,642,240
71,300	Akamai Technologies, Inc.(a)(b)	2,727,938

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
750,000	Broadcom Corp., Class A	$25,935,000
1,454,000	Cisco Systems, Inc.	27,756,860
1,564,000	Dell, Inc.	15,421,040
528,000	eBay, Inc.(a)(b)	25,560,480
455,000	Harris Corp.	23,305,100
408,000	Intuit, Inc.	24,023,040

		202,342,178

	Materials (5.1%)
204,000	Potash Corp. of Saskatchewan, Inc.	8,857,680
1,295,000	Yamana Gold, Inc.(a)	24,747,450

		33,605,130

	Total Common Stocks (Cost $496,073,406)	616,282,596

INVESTMENT COMPANY (6.4%)
42,060,763	Federated Treasury Obligations Fund, Institutional Shares	42,060,763

	Total Investment Company (Cost $42,060,763)	42,060,763

Total Investments — 100.4% (Cost $538,134,169)		658,343,359
Net Other Assets (Liabilities) — (0.4)%		(2,355,547)

NET ASSETS — 100.0%		$655,987,812

(a)	Security held as collateral for written call option.
(b)	Represents non-income producing security.

ADR — American Depositary Receipt

See accompanying notes to the financial statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
COMMON STOCKS (87.8%)

	Consumer Discretionary (10.5%)
370,000	McDonald’s Corp.	$33,947,500
513,000	Omnicom Group, Inc.	26,450,280
941,000	Pearson PLC, ADR	18,387,140
620,160	Target Corp.(a)	39,361,555
307,800	Thomson Reuters Corp.	8,883,108

		127,029,583

	Consumer Staples (13.7%)
822,800	Archer-Daniels-Midland Co.	22,363,704
1,080,000	General Mills, Inc.	43,038,000
560,000	PepsiCo, Inc.	39,631,200
181,000	Philip Morris International, Inc.	16,279,140
1,224,000	Unilever PLC, ADR	44,700,480

		166,012,524

	Energy (18.9%)
351,000	Chevron Corp.	40,912,560
607,000	Ensco PLC, Class A	33,117,920
639,434	Kinder Morgan Management LLC(b)	48,852,758
1,095,900	Natural Resource Partners LP	22,718,007
400,000	Occidental Petroleum Corp.	34,424,000
200,000	Phillips 66(a)	9,274,000
129,000	Royal Dutch Shell PLC, Class A, ADR	8,953,890
296,000	Royal Dutch Shell PLC, Class B, ADR	21,104,800
275,000	Teekay LNG Partners LP	10,345,500

		229,703,435

	Financials (8.4%)
154,600	BlackRock, Inc.	27,565,180
906,000	MetLife, Inc.	31,220,760
631,500	Travelers Cos., Inc. (The)	43,106,190

		101,892,130

	Health Care (13.2%)
580,000	Abbott Laboratories	39,764,800
769,000	Baxter International, Inc.	46,339,940
712,000	Novartis AG, ADR	43,617,120
1,248,000	Pfizer, Inc.	31,012,800

		160,734,660

	Industrials (6.4%)
811,000	Emerson Electric Co.	39,146,970

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
150,000	Illinois Tool Works, Inc.(a)	$8,920,500
265,900	United Parcel Service, Inc., Class B	19,030,463
345,600	Waste Management, Inc.	11,086,848

		78,184,781

	Information Technology (10.6%)
1,626,000	Intel Corp.(a)	36,877,679
400,000	Maxim Integrated Products, Inc.	10,648,880
1,316,000	Microsoft Corp.	39,190,480
689,700	Paychex, Inc.	22,960,113
341,300	TE Connectivity, Ltd.(a)	11,607,613
254,000	Texas Instruments, Inc.	6,997,700

		128,282,465

	Telecommunication Services (3.6%)
1,091,000	Rogers Communications, Inc., Class B	44,076,400

	Utilities (2.5%)
865,000	Exelon Corp.	30,776,700

	Total Common Stocks (Cost $901,801,868)	1,066,692,678

INVESTMENT COMPANY (11.1%)
135,061,524	Federated Treasury Obligations Fund, Institutional Shares	135,061,524

	Total Investment Company (Cost $135,061,524)	135,061,524

Total Investments — 98.9% (Cost $1,036,863,392)		1,201,754,202
Net Other Assets (Liabilities) — 1.1%		13,717,097

NET ASSETS — 100.0%		$1,215,471,299

(a)	Security held as collateral for written call option.
(b)	Represents non-income producing security.

ADR — American Depositary Receipt

See accompanying notes to the financial statements.

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
ASSET BACKED SECURITIES (0.7%)
$420,000	Bank of America Auto Trust, Series 2012-1, Class A3, 0.780%, 6/15/16	$422,420

	Total Asset Backed Securities (Cost $419,988)	422,420

COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
257,373	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	255,333
389,740	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	401,217
163,989	Freddie Mac, Series 2636, Class B, 5.500%, 7/15/17	166,133
460,000	Freddie Mac, Series 2770, Class UE, 4.500%, 3/15/19	492,305
538,454	Freddie Mac, Series 3414, Class A, 4.500%, 7/15/22	561,137
266,490	Freddie Mac, Series 3591, Class A, 4.000%, 1/15/23	272,180
17,411	Ginnie Mae, Series 2004-5, Class VB, 6.000%, 5/20/23	17,412
495,992	Ginnie Mae, Series 2010-34, Class AD, 2.500%, 10/20/32	505,333
390,703	PHH Mortgage Capital LLC, Series 2007-6, Class A1, 5.951%, 12/18/37(a)	425,965
393,081	Structured Asset Securities Corp., Series 2003-10, Class A, 6.000%, 4/25/33	413,044
268,379	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	279,131

	Total Collateralized Mortgage Obligations (Cost $3,753,949)	3,789,190

COMMERCIAL MORTGAGE-BACKED SECURITIES (19.7%)
475,000	Banc of America Merrill Lynch Commercial Mortgage , Inc., Series 2006-4, Class A4, 5.634%, 7/10/46	547,586
595,448	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-3, Class A5, 5.736%, 6/10/39(a)	636,144
500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.366%, 11/10/42(a)	526,766
475,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.414%, 9/10/47	539,456
374,502	Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4, 4.680%, 8/13/39(a)	384,991
500,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.405%, 12/11/40(a)	563,188
155,000	Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A6, 4.750%, 2/13/46(a)	166,257
475,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.921%, 3/15/49(a)	548,210

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$475,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	$540,846
350,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/46(a)	399,399
120,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	120,005
115,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.014%, 2/15/38(a)	125,053
603,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	639,272
475,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.238%, 11/10/45(a)	527,059
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, 4.780%, 7/15/42.	644,891
434,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 5/12/45	499,242
500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/39(a)	570,786
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(a)	513,584
616,000	Morgan Stanley Capital I, Inc., Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	678,704
600,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	658,728
270,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.469%, 12/15/44(a)	303,979
858,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	987,395

	Total Commercial Mortgage-Backed Securities (Cost $10,982,830)	11,121,541

CORPORATE BONDS (58.0%)

	Consumer Discretionary (3.8%)
205,000	Daimler Finance North America LLC, 1.300%, 7/31/15(b)	205,807
250,000	DIRECTV Holdings LLC, 3.550%, 3/15/15	264,777
330,000	Macy’s Retail Holdings, Inc., 5.750%, 7/15/14	357,693
420,000	NBCUniversal Media LLC, 3.650%, 4/30/15	449,243
230,000	Nordstrom, Inc., 6.750%, 6/1/14	253,180
250,000	Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	263,125
330,000	Viacom, Inc., 4.375%, 9/15/14	352,913

		2,146,738

	Consumer Staples (4.2%)
375,000	Altria Group, Inc., 8.500%, 11/10/13	406,940
405,000	Anheuser-Busch InBev Worldwide, Inc., 4.125%, 1/15/15	436,766

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Staples — (continued)
$300,000	Brown-Forman Corp., 5.000%, 2/1/14	$317,470
250,000	ConAgra Foods, Inc., 1.350%, 9/10/15	251,743
425,000	Kraft Foods Group, Inc., 1.625%, 6/4/15(b)	431,437
280,000	Lorillard Tobacco Co., 3.500%, 8/4/16	296,366
200,000	SABMiller Holdings, Inc., 1.850%, 1/15/15(b)	204,695

		2,345,417

	Energy (6.9%)
410,000	BP Capital Markets PLC, 5.250%, 11/7/13	431,228
280,000	Cameron International Corp., 1.600%, 4/30/15	283,844
290,000	Canadian Natural Resources, Ltd., 1.450%, 11/14/14	294,617
345,000	Energy Transfer Partners LP, 8.500%, 4/15/14	380,133
320,000	Enterprise Products Operating LLC, Series G, 5.600%, 10/15/14	349,622
250,000	Occidental Petroleum Corp., 4.125%, 6/1/16	278,855
429,000	Petrobras International Finance Co., 2.875%, 2/6/15	440,937
300,000	Petrohawk Energy Corp., 7.875%, 6/1/15	312,517
90,000	Phillips 66, 1.950%, 3/5/15(b)	92,089
250,000	Schlumberger Norge AS, 1.950%, 9/14/16(b)	258,264
330,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	345,697
300,000	Talisman Energy, Inc., 5.125%, 5/15/15	324,793
115,000	TransCanada PipeLines, Ltd., 0.875%, 3/2/15	116,061

		3,908,657

	Financials (27.3%)
500,000	ABN AMRO Bank NV, 3.000%, 1/31/14(b)	507,222
255,000	Aflac, Inc., 3.450%, 8/15/15	273,675
400,000	American Express Credit Corp., MTN, 1.750%, 6/12/15	409,149
410,000	American Honda Finance Corp., 1.000%, 8/11/15(b)	410,830
250,000	American International Group, Inc., 3.000%, 3/20/15	258,869
184,000	Associated Banc-Corp., 1.875%, 3/12/14	184,086
775,000	Bank of America Corp., 5.125%, 11/15/14	833,134
280,000	Bank of New York Mellon Corp. (The), MTN, 1.200%, 2/20/15	283,776
300,000	Caterpillar Financial Services Corp., MTN, 1.375%, 5/20/14	304,306
260,000	CIT Group, Inc., 4.750%, 2/15/15(b)	271,050
790,000	Citigroup, Inc., 5.000%, 9/15/14	833,229
400,000	Colonial Realty LP, 6.150%, 4/15/13	408,630
365,000	Commonwealth Bank of Australia, 1.950%, 3/16/15	373,022
250,000	Eksportfinans ASA, GMTN, 1.875%, 4/2/13	248,750
550,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15	616,000
750,000	General Electric Capital Corp., 2.150%, 1/9/15	771,872
550,000	Goldman Sachs Group, Inc. (The), 3.300%, 5/3/15	572,314
450,000	HCP, Inc., REIT, 2.700%, 2/1/14	459,448
200,000	HSBC USA, Inc., 2.375%, 2/13/15	205,888
325,000	ING Bank NV, 2.000%, 9/25/15(b)	325,486
375,000	Jefferies Group, Inc., 5.875%, 6/8/14	399,375
285,000	John Deere Capital Corp., 0.950%, 6/29/15	287,565
640,000	JPMorgan Chase & Co., 5.125%, 9/15/14	686,724
280,000	KeyCorp., MTN, 3.750%, 8/13/15	302,009
400,000	Kimco Realty Corp., REIT, MTN, 5.584%, 11/23/15	441,386

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$335,000	MetLife Institutional Funding II, 1.625%, 4/2/15(b)	$340,001
600,000	Morgan Stanley, 2.875%, 1/24/14	607,982
425,000	National Australia Bank, Ltd., MTN, 2.000%, 3/9/15	434,261
195,000	PACCAR Financial Corp., MTN, 1.050%, 6/5/15	196,762
260,000	PNC Funding Corp., 3.000%, 5/19/14	269,704
250,000	Royal Bank of Canada, MTN, 2.625%, 12/15/15	264,401
495,000	Simon Property Group LP, REIT, 5.300%, 5/30/13	508,838
300,000	SunTrust Banks, Inc., 3.600%, 4/15/16	320,510
280,000	Union Bank NA, BKNT, 3.000%, 6/6/16	298,355
335,000	US Bancorp, MTN, 3.150%, 3/4/15	355,039
280,000	USAA Capital Corp., 1.050%, 9/30/14(b)	281,824
550,000	Wells Fargo & Co., MTN, 1.250%, 2/13/15	556,552
285,000	Westfield Capital, 5.125%, 11/15/14(b)	307,745

		15,409,769

	Health Care (3.0%)
400,000	DaVita, Inc., 6.375%, 11/1/18	427,000
130,000	DENTSPLY International, Inc., 2.750%, 8/15/16	134,040
290,000	Gilead Sciences, Inc., 2.400%, 12/1/14	299,857
250,000	Mylan, Inc., 7.625%, 7/15/17(b)	276,875
255,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(b)	267,431
310,000	Zimmer Holdings, Inc., 1.400%, 11/30/14	311,580

		1,716,783

	Industrials (4.3%)
250,000	Corrections Corp. of America, 7.750%, 6/1/17	268,125
300,000	Iron Mountain, Inc., 8.000%, 6/15/20	319,125
445,000	Penske Truck Leasing Co. LP, 3.125%, 5/11/15(b)	455,271
245,000	Roper Industries, Inc., 6.625%, 8/15/13	257,340
350,000	Textron, Inc., 6.200%, 3/15/15	384,460
280,000	Tyco Electronics Group SA, 1.600%, 2/3/15	284,189
80,000	United Technologies Corp., 1.200%, 6/1/15	81,440
310,000	Waste Management, Inc., 6.375%, 3/11/15	348,778

		2,398,728

	Materials (3.8%)
245,000	Alcoa, Inc., 6.000%, 7/15/13	254,392
250,000	ArcelorMittal USA LLC, 6.500%, 4/15/14	260,261
310,000	Dow Chemical Co. (The), 7.600%, 5/15/14	342,512
300,000	Ecolab, Inc., 1.000%, 8/9/15	301,365
290,000	Freeport-McMoRan Copper & Gold, Inc., 1.400%, 2/13/15	292,089
300,000	Rio Tinto Finance USA, Ltd., 8.950%, 5/1/14	337,949
352,000	Sealed Air Corp., 7.875%, 6/15/17	376,640

		2,165,208

	Telecommunication Services (2.7%)
330,000	America Movil SAB de CV, 2.375%, 9/8/16	343,394
325,000	AT&T, Inc., 0.875%, 2/13/15	327,780
185,000	Crown Castle International Corp., 9.000%, 1/15/15	198,414
375,000	Telecom Italia Capital SA, 5.250%, 11/15/13	386,719

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments – (continued)
September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Telecommunication Services — (continued)
$250,000	Telefonica Emisiones SAU, 2.582%, 4/26/13	$250,314

		1,506,621

	Utilities (2.0%)
250,000	Duke Energy Corp., 2.150%, 11/15/16	258,368
270,000	PSEG Power LLC, 5.500%, 12/1/15	302,699
230,000	Southern California Edison Co., Series 05-A, 5.000%, 1/15/16	261,545
250,000	Southern Power Co., Series D, 4.875%, 7/15/15 .	275,230

		1,097,842

	Total Corporate Bonds (Cost $32,219,233)	32,695,763

MORTGAGE-BACKED SECURITIES (0.3%)

	Fannie Mae (0.3%)
18,284	6.500%, 8/1/13, Pool #251901	18,739
122,284	6.500%, 4/1/16, Pool #253706	131,322

		150,061

	Freddie Mac (0.0%)
6,531	6.500%, 5/1/13, Pool #E00548	6,662

	Total Mortgage-Backed Securities (Cost $147,522)	156,723

MUNICIPAL BONDS (8.7%)

	California (1.9%)
1,000,000	Northern California Transmission Agency, California-Oregon Transmission Project, Refunding Revenue, Series B, 5.370%, 5/1/15	1,078,540

	Illinois (1.8%)
1,000,000	Illinois Build America Bonds, G.O., 4.200%, 7/1/14	1,031,830

	Nebraska (1.3%)
690,000	Nebraska Public Power District General Revenue, Taxable, Series B, 4.850%, 1/1/14	722,858

	New York (1.9%)
1,000,000	New York Urban Development Corporate, Revenue, Taxable, State Personal Income Tax, Series B, 2.626%, 12/15/14	1,044,980

	Virginia (1.8%)
170,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.000%, 3/1/13	172,450
140,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.000%, 3/1/13	142,219
115,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.200%, 3/1/14	120,200
100,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.200%, 3/1/14	105,140

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$230,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	$247,956
200,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	218,178

		1,006,143

	Total Municipal Bonds (Cost $4,725,521)	4,884,351

Shares
PREFERRED STOCKS (1.7%)

	Consumer Staples (0.4%)
2	HJ Heinz Finance Co., Series B, 8.000%(c)	211,125

	Financials (1.3%)
100	Capital One Capital II, 7.500%	2,581
10,000	Citigroup Capital VIII, 6.950%	251,600
7,480	DDR Corp., Series H, REIT, 7.375%	188,421
11,166	Vornado Realty LP, REIT, 7.875%	306,507

		749,109

	Total Preferred Stocks (Cost $969,623)	960,234

INVESTMENT COMPANY (1.7%)
958,126	Federated Treasury Obligations Fund, Institutional Shares	958,126

	Total Investment Company (Cost $958,126)	958,126

Total Investments — 97.5% (Cost $54,176,792)		54,988,348
Net Other Assets (Liabilities) — 2.5%		1,427,666

NET ASSETS — 100.0%.		$56,416,014

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%)
$2,170,557	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	$2,251,740
2,000,000	Freddie Mac, Series K701, Class A2, 3.882%, 11/25/17(a)	2,274,722
2,433,167	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	2,563,802
699,832	Ginnie Mae, Series 1999-17, Class F, 0.521%, 5/16/29(a)	705,895

	Total Collateralized Mortgage Obligations (Cost $7,476,497)	7,796,159

CORPORATE BONDS (2.3%)

	Financials (2.3%)
1,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	1,075,240
1,000,000	MBNA Corp., 5.000%, 6/15/15	1,071,670

	Total Corporate Bonds (Cost $1,988,988)	2,146,910

MORTGAGE-BACKED SECURITIES (24.8%)

	Fannie Mae (11.6%)
1,956,854	3.584%, 9/1/20, Pool #FN0000	2,189,987
514,901	5.500%, 1/1/33, Pool #678321	571,408
1,333,471	5.000%, 7/1/33, Pool #724965	1,460,288
407,515	5.000%, 8/1/33, Pool #724365	447,143
246,511	5.000%, 10/1/33, Pool #753298	269,821
1,778,247	6.500%, 11/1/34, Pool #783476	1,992,217
522,742	6.000%, 7/1/37, Pool #938378	576,778
2,951,790	5.500%, 8/1/37, Pool #946238	3,236,967

		10,744,609

	Freddie Mac (9.8%)
1,551,285	4.500%, 2/1/18, Pool #E94445	1,667,216
4,053,566	3.500%, 12/1/25, Pool #G14007	4,372,513
1,974,952	3.000%, 4/1/27, Pool #G18430	2,088,468
814,411	6.000%, 8/1/37, Pool #P51312	887,657

		9,015,854

	Ginnie Mae (3.4%)
412,355	6.500%, 12/20/38, Pool #4311	459,849
519,341	6.500%, 1/20/39, Pool #4338	579,158
775,544	5.000%, 11/20/38, Pool #4283	824,171
1,190,051	5.500%, 8/20/39, Pool #4514	1,276,523

		3,139,701

	Total Mortgage-Backed Securities (Cost $21,128,769)	22,900,164

MUNICIPAL BONDS (6.1%)

	Illinois (3.7%)
1,000,000	Illinois, Taxable Building Public Improvements Revenue, 1.998%, 6/15/18	1,010,870
1,000,000	Illinois, Taxable Building Public Improvements Revenue, 3.081%, 6/15/23	1,023,960
1,375,000	Rosemont, IL, Taxable Corporate Purpose, Refunding G.O., Series B (AGM), 2.389%, 12/1/17	1,379,345

		3,414,175

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York (2.4%)
$1,950,000	New York, Build America Bonds, Highway Improvements G.O., 4.090%, 3/1/18	$2,241,915

	Total Municipal Bonds (Cost $5,406,339)	5,656,090

U.S. GOVERNMENT AGENCIES (25.3%)

	Fannie Mae (11.1%)
2,000,000	1.625%, 10/26/15	2,073,114
4,519,000	1.000%, 1/30/24, STEP	4,534,609
1,390,000	1.000%, 1/25/27, STEP	1,392,015
1,500,000	6.250%, 5/15/29	2,198,075

		10,197,813

	Federal Farm Credit Bank (6.5%)
5,000,000	4.670%, 2/27/18	6,008,005

	Freddie Mac (7.7%)
2,000,000	4.875%, 6/13/18	2,435,254
4,000,000	3.750%, 3/27/19	4,661,404

		7,096,658

	Total U.S. Government Agencies (Cost $21,759,115)	23,302,476

U.S. TREASURY NOTES (32.9%)

7,587,860	0.625%, 4/15/13(b)	7,660,180
2,165,220	1.250%, 4/15/14(b)	2,251,153
1,000,000	3.000%, 2/28/17	1,107,500
2,000,000	0.875%, 4/30/17	2,028,282
2,000,000	3.500%, 2/15/18	2,293,906
3,000,000	1.125%, 5/31/19	3,028,125
1,500,000	3.125%, 5/15/21	1,714,688
3,000,000	1.625%, 8/15/22	2,996,718
5,000,000	6.250%, 8/15/23	7,255,470

	Total U.S. Treasury Notes (Cost $28,750,641)	30,336,022

Shares
INVESTMENT COMPANY (1.2%)
1,083,061	Federated Treasury Obligations Fund, Institutional Shares	1,083,061

	Total Investment Company (Cost $1,083,061)	1,083,061

Total Investments — 101.1% (Cost $87,593,410)		93,220,882
Net Other Assets (Liabilities) — (1.1)%		(979,650)

NET ASSETS — 100.0%		$92,241,232

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

(b)	Inflation protection security. Principal amount periodically adjusted for inflation.
AGM	— Assured Guaranty Municipal Corp.
G.O.	— General Obligation
STEP	— Step Coupon Bond

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
ASSET BACKED SECURITIES (2.2%)
$4,700,000	Capital One Multi-Asset Execution Trust, Series 2004-A1, Class A1, 0.431%, 12/15/16(a)	$4,709,926
1,005,237	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35	1,010,153
650,000	MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.281%, 6/15/15(a)	650,031
4,100,000	MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5, 0.281%, 10/15/15(a)	4,100,783
2,015,961	RAAC, Series 2004-SP1, Class AI3, STEP, 5.618%, 3/25/34	2,072,767

	Total Asset Backed Securities (Cost $12,518,239)	12,543,660

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%)

1,581,755	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.150%, 4/25/35(a)	1,574,906
1,277,517	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	1,252,251
2,053,075	Banc of America Funding Corp., Series 2006-2, Class 3A1, 6.000%, 3/25/36	2,096,651
460,039	Banc of America Mortgage Securities, Inc., Series 2005-3, Class 1A24, 5.500%, 4/25/35 .	477,861
2,281,812	Chase Mortgage Finance Corp., Series 2004-S1, Class A2, 4.750%, 2/25/19	2,314,766
618,092	Chase Mortgage Finance Corp., Series 2004-S3, Class 2A5, 5.500%, 3/25/34	644,328
1,725,888	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	1,739,704
417,377	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	441,632
1,467,026	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,455,397
631,847	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	653,955
1,017,713	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	1,048,113
295,464	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-28, Class A3, 4.500%, 8/25/33	298,416
435,643	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	448,472
1,083,900	Countrywide Home Loans Mortgage Pass Through Trust, Series 2005-J4, Class A3, 5.500%, 11/25/35	1,108,698
521,845	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	525,460
1,063,806	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	1,121,777
898,271	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	943,400
570,772	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	609,594

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$1,201,258	Fannie Mae, Series 2003-33, Class A, 4.000%, 5/25/33	$1,324,972
1,145,644	Fannie Mae, Series 2003-33, Class AQ, 4.000%, 5/25/33	1,248,354
1,543,481	Fannie Mae, Series 2008-29, Class BG, 4.700%, 12/25/35	1,624,658
4,795,155	Fannie Mae, Series 2012-84, Class HL, 2.500%, 1/25/42	4,944,337
2,112,260	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	2,358,619
776,940	Freddie Mac, Series 3773, Class AL, 3.250%, 6/15/25	803,283
1,390,191	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	1,551,266
5,463,966	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	5,912,569
2,322,924	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	2,592,067
1,702,856	MASTR Alternative Loans Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	1,791,263
1,213,784	MASTR Alternative Loans Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	1,232,619
335,300	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	357,013
591,715	MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.250%, 11/25/35	599,735
924,421	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	908,629
3,756,758	PHH Mortgage Capital LLC, Series 2007-6, Class A1, 5.951%, 12/18/37(a)	4,095,817
747,047	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	754,539
1,638,097	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	1,667,226
905,976	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.775%, 12/25/34(a)	907,043
3,349,081	Specialty Underwriting & Residential Finance, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	3,393,701
2,311,139	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.784%, 6/25/34(a)	2,290,814
1,685,662	Structured Asset Securities Corp., Series 2003-10, Class A, 6.000%, 4/25/33	1,771,271
1,650,572	Structured Asset Securities Corp., Series 2005-6, Class 5A2, 5.000%, 5/25/35	1,683,364
915,242	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	928,295
810,935	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	839,214
1,873,996	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.616%, 1/25/35(a)	1,824,791
1,150,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	1,200,291
2,068,888	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.656%, 10/25/35(a)	2,040,089

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$864,716	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$899,360

	Total Collateralized Mortgage Obligations (Cost $68,656,265)	70,300,580

COMMERCIAL MORTGAGE-BACKED SECURITIES (17.7%)

2,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.366%, 11/10/42(a)	2,633,823
4,799,805	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 7/10/44(a)	5,510,690
4,871,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.414%, 9/10/47	5,531,980
533,481	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49(a)	554,708
2,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.393%, 7/15/44(a)	2,196,950
3,100,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48	3,588,417
5,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	5,693,120
3,000,000	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class AJ, 5.046%, 5/10/43(a)	3,233,580
5,000,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/46(a)	5,705,705
1,620,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	1,620,070
600,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class AJ, 4.889%, 11/15/37(a)	634,153
2,828,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	2,998,113
2,760,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4, 5.230%, 12/15/40(a)	3,060,926
4,334,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.467%, 9/15/39	4,889,658
2,214,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(b)	2,546,450
4,870,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.224%, 4/10/37(a)	5,402,871
1,106,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/39	1,280,912
2,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, 4.780%, 7/15/42	2,149,638

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.061%, 4/15/45(a)	$1,845,347
4,679,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 5/12/45	5,382,385
2,500,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	2,886,695
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(a)	513,584
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46(a)	2,729,423
3,700,000	Morgan Stanley Capital I, Inc., Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	4,076,634
2,500,000	Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class A4, 5.598%, 3/12/44(a)	2,824,085
2,390,000	Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class AM, 5.647%, 3/12/44(a)	2,618,451
500,000	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class C, 5.150%, 3/12/35	506,261
700,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class D, 5.072%, 2/15/35(a)	703,102
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class B, 5.109%, 12/15/35(a)	304,633
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41(a)	1,159,371
3,170,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	3,480,280
1,041,946	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	1,054,086
716,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.469%, 12/15/44(a)	806,107
5,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	5,754,050
4,995,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	5,741,308

	Total Commercial Mortgage-Backed Securities (Cost $97,635,024)	101,617,566

CORPORATE BONDS (27.4%)

	Consumer Discretionary (2.5%)
888,000	CBS Corp., 8.875%, 5/15/19	1,190,270
2,837,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(c)	4,235,743
1,049,000	Delphi Corp., 5.875%, 5/15/19(c)	1,132,920
938,000	Home Depot, Inc. (The), 5.875%, 12/16/36(c)	1,235,975
601,000	NBCUniversal Media LLC, 5.950%, 4/1/41	736,156
789,000	O’Reilly Automotive, Inc., 3.800%, 9/1/22	817,630
791,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	972,930

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments – (continued)
September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Discretionary — (continued)
$ 855,000	Service Corp. International, 7.000%, 5/15/19	$944,775
1,041,000	Time Warner Cable, Inc., 5.875%, 11/15/40	1,224,153
862,000	Wyndham Worldwide Corp., 5.625%, 3/1/21	951,013
651,000	Wyndham Worldwide Corp., 4.250%, 3/1/22	669,072

		14,110,637

	Consumer Staples (1.7%)
738,000	Altria Group, Inc., 9.950%, 11/10/38	1,240,844
564,000	Anheuser-Busch InBev Worldwide, Inc., 6.375%, 1/15/40	801,221
800,000	Beam, Inc., 5.875%, 1/15/36	958,166
1,000,000	Coca-Cola Co. (The), 3.150%, 11/15/20(c)	1,090,687
424,000	Constellation Brands, Inc., 4.625%, 3/1/23	432,480
1,052,000	CVS Caremark Corp., 6.125%, 9/15/39(c)	1,371,539
914,000	Kraft Foods Group, Inc., 3.500%, 6/6/22(b)	965,724
1,000,000	SABMiller Holdings, Inc., 4.950%, 1/15/42(b)	1,163,734
1,237,000	Wal-Mart Stores, Inc., 5.625%, 4/15/41(c)	1,650,206

		9,674,601

	Energy (4.3%)
1,655,000	BP Capital Markets PLC, 3.200%, 3/11/16(c)	1,776,494
744,000	Canadian Oil Sands, Ltd., 4.500%, 4/1/22(b)	798,249
862,000	Denbury Resources, Inc., 8.250%, 2/15/20	971,905
832,000	Devon Energy Corp., 3.250%, 5/15/22	865,658
1,198,000	Energy Transfer Partners LP, 9.000%, 4/15/19	1,544,402
1,435,000	Enterprise Products Operating LLC, 5.950%, 2/1/41(c)	1,697,496
870,000	Halliburton Co., 4.500%, 11/15/41	977,947
1,160,000	Kinder Morgan Energy Partners LP, 3.950%, 9/1/22(c)	1,246,095
856,000	NuStar Logistics LP, 7.900%, 4/15/18(c)	970,623
1,427,000	Occidental Petroleum Corp., 1.750%, 2/15/17	1,477,450
1,051,000	ONEOK Partners LP, 3.375%, 10/1/22	1,056,119
1,360,000	Petrobras International Finance Co., 3.500%, 2/6/17(c)	1,422,333
822,000	Phillips 66, 4.300%, 4/1/22(b)	899,972
895,000	Pioneer Natural Resources Co., 3.950%, 7/15/22	950,737
854,000	Regency Energy Partners LP, 6.500%, 7/15/21	913,780
1,127,000	Schlumberger Investment SA, 3.300%, 9/14/21(b)	1,200,083
650,000	Shell International Finance BV, 6.375%, 12/15/38	936,130
1,210,000	Statoil ASA, 3.150%, 1/23/22	1,292,863
918,000	Talisman Energy, Inc., 5.500%, 5/15/42	1,033,776
850,000	Western Gas Partners LP, 4.000%, 7/1/22	886,227
1,426,000	Williams Partners LP, 7.250%, 2/1/17	1,734,044

		24,652,383

	Financials (10.2%)
586,000	Aflac, Inc., 8.500%, 5/15/19	784,887
892,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	951,738
850,000	Alleghany Corp., 4.950%, 6/27/22	926,190
1,102,000	American International Group, Inc., 3.800%, 3/22/17(c)	1,185,324
2,685,000	Bank of America Corp., 5.700%, 1/24/22	3,153,696
880,000	Bank of New York Mellon Corp. (The), STEP, 1.969%, 6/20/17	910,909
1,318,000	Berkshire Hathaway, Inc., 2.200%, 8/15/16	1,384,916
916,000	BlackRock, Inc., 3.375%, 6/1/22	970,087

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Financials — (continued)
$603,000	Caterpillar Financial Services Corp., MTN, 7.150%, 2/15/19	$794,647
453,000	CIT Group, Inc., 4.750%, 2/15/15(b)	472,253
960,000	Citigroup, Inc., 5.875%, 1/30/42	1,156,603
848,000	CME Group, Inc., 3.000%, 9/15/22	852,567
1,447,000	Colonial Realty LP, 6.250%, 6/15/14(c)	1,552,009
766,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.875%, 2/8/22	812,948
927,000	CubeSmart LP, REIT, 4.800%, 7/15/22	1,003,063
1,000,000	Eksportfinans ASA, GMTN, 1.875%, 4/2/13(c)	995,000
2,458,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15(c)	2,752,960
2,661,000	General Electric Capital Corp., 2.950%, 5/9/16	2,813,757
1,565,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	2,091,004
608,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	703,437
1,549,000	Health Care REIT, Inc., 4.125%, 4/1/19(c)	1,649,112
1,165,000	Hospitality Properties Trust, REIT, 5.000%, 8/15/22	1,223,881
1,346,000	HSBC Finance Corp., 6.676%, 1/15/21	1,560,980
749,000	ING Bank NV, 4.000%, 3/15/16(b)(c)	792,030
1,036,000	Jefferies Group, Inc., 8.500%, 7/15/19(c)	1,188,810
1,014,000	John Deere Capital Corp., MTN, 1.850%, 9/15/16(c)	1,047,617
3,825,000	JPMorgan Chase & Co., 4.350%, 8/15/21	4,215,831
959,000	KeyCorp, MTN, 5.100%, 3/24/21(c)	1,121,460
742,000	Kimco Realty Corp., REIT, MTN, 5.783%, 3/15/16	830,514
748,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)(c)	800,435
1,990,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	2,384,247
612,000	MetLife, Inc., 7.717%, 2/15/19	797,267
1,924,000	Morgan Stanley, 5.375%, 10/15/15	2,072,444
1,212,000	Morgan Stanley, MTN, 6.625%, 4/1/18(c)	1,392,515
1,570,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17(c)	1,685,979
1,039,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	1,537,479
500,000	PNC Bank N.A., BKNT, 4.875%, 9/21/17	576,279
1,007,000	PNC Bank N.A., BKNT, 6.000%, 12/7/17(c)	1,203,500
707,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)(c)	873,145
1,252,000	Simon Property Group LP, REIT, 10.350%, 4/1/19(c)	1,801,723
748,000	SunTrust Banks, Inc., 3.500%, 1/20/17	802,846
1,750,000	Toyota Motor Credit Corp., MTN, 1.750%, 5/22/17	1,797,903
989,000	Wachovia Bank N.A., MTN, 5.600%, 3/15/16(c)	1,113,875

		58,737,867

	Health Care (2.2%)
867,000	Cigna Corp., 5.375%, 2/15/42	971,323
1,136,000	DaVita, Inc., 6.625%, 11/1/20	1,214,100
1,190,000	DENTSPLY International, Inc., 2.750%, 8/15/16(c)	1,226,983
766,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(b)	882,815
390,000	Gilead Sciences, Inc., 5.650%, 12/1/41	487,811
716,000	HCA, Inc., 8.500%, 4/15/19	807,290

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care — (continued)
$ 814,000	Mylan, Inc., 7.625%, 7/15/17(b)	$901,505
1,491,000	Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	1,616,265
841,000	Thermo Fisher Scientific, Inc., 2.250%, 8/15/16	872,902
1,133,000	UnitedHealth Group, Inc., 4.625%, 11/15/41(c)	1,223,399
1,340,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(b)	1,405,325
832,000	WellPoint, Inc., 4.350%, 8/15/20	912,790

		12,522,508

	Industrials (2.7%)
957,000	ADT Corp. (The), 4.875%, 7/15/42(b)	1,035,988
1,101,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	1,252,056
1,397,000	Corrections Corp. of America, 7.750%, 6/1/17	1,498,283
1,142,000	Flowserve Corp., 3.500%, 9/15/22	1,154,489
1,835,000	George Washington University (The), 3.485%, 9/15/22	1,963,248
1,062,000	Iron Mountain, Inc., 5.750%, 8/15/24	1,064,655
942,500	Nielsen Finance LLC, 4.500%, 10/1/20(b)(d)	936,609
1,335,000	Penske Truck Leasing Co. LP, 3.125%, 5/11/15(b)	1,365,813
753,000	Republic Services, Inc., 6.200%, 3/1/40	944,257
925,000	Textron, Inc., 4.625%, 9/21/16(c)	1,002,716
761,000	URS Corp., 5.000%, 4/1/22(b)	781,612
1,060,000	Verisk Analytics, Inc., 5.800%, 5/1/21(c)	1,190,233
375,000	Waste Management, Inc., 7.375%, 3/11/19	480,857
540,000	WPP Finance 2010, 3.625%, 9/7/22	543,939

		15,214,755

	Information Technology (0.6%)
546,000	Altera Corp., 1.750%, 5/15/17	560,388
768,000	Jabil Circuit, Inc., 4.700%, 9/15/22	764,160
855,000	Oracle Corp., 5.375%, 7/15/40	1,090,685
1,214,000	Samsung Electronics America, Inc., 1.750%, 4/10/17(b)	1,230,875

		3,646,108

	Materials (1.1%)
820,000	Anglo American Capital PLC, 4.125%, 9/27/22(b)	823,196
399,000	Bemis Co., Inc., 4.500%, 10/15/21	438,228
1,558,000	Dow Chemical Co. (The), 4.250%, 11/15/20(c)	1,714,191
573,000	Ecolab, Inc., 5.500%, 12/8/41	712,615
691,000	Newmont Mining Corp., 4.875%, 3/15/42(c)	708,236
738,000	Rock-Tenn Co., 4.900%, 3/1/22(b)	799,455
868,000	Sealed Air Corp., 6.875%, 7/15/33(b)	815,920

		6,011,841

	Telecommunication Services (0.9%)
508,000	AT&T, Inc., 5.550%, 8/15/41	632,358
1,394,000	Crown Castle International Corp., 9.000%, 1/15/15	1,495,065
432,000	SBA Telecommunications, Inc., 5.750%, 7/15/20(b)	453,600
890,000	Telefonica Emisiones SAU, 5.134%, 4/27/20(c)	873,313
1,539,000	Verizon Communications, Inc., 6.350%, 4/1/19(c)	1,973,230

		5,427,566

	Utilities (1.2%)
968,000	Consumers Energy Co., 2.850%, 5/15/22	1,010,532

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Utilities — (continued)
$ 1,619,000	Duke Energy Carolinas LLC, 6.100%, 6/1/37	$2,098,601
550,000	PSEG Power LLC, 5.500%, 12/1/15	616,610
471,000	PSEG Power LLC, 2.750%, 9/15/16	489,594
902,000	Puget Energy, Inc., 5.625%, 7/15/22(b)	956,120
1,389,000	Southern Co., (The), 1.950%, 9/1/16(c)	1,433,423
454,000	Virginia Electric and Power Co., 2.950%, 1/15/22	480,991

		7,085,871

	Total Corporate Bonds (Cost $146,887,589)	157,084,137

MORTGAGE-BACKED SECURITIES (29.9%)

	Fannie Mae (16.8%)
5,821	6.000%, 10/1/13, Pool #252061	5,916
66,527	5.000%, 8/1/20, Pool #832058	72,551
192,758	5.000%, 8/1/20, Pool #838787	210,214
33,246	5.000%, 5/1/22, Pool #256716	36,158
285,729	6.000%, 7/1/22, Pool #944967	315,162
377,459	5.000%, 9/1/25, Pool #255892	417,362
1,822,634	4.000%, 12/1/25, Pool #AH0973	1,950,055
3,060,681	4.000%, 4/1/26, Pool #AI1247	3,275,612
4,189,848	3.500%, 8/1/26, Pool #310096	4,462,562
4,386,663	3.500%, 2/1/27, Pool #AK0706	4,672,188
770,387	5.500%, 2/1/27, Pool #256600	846,265
6,790,781	3.000%, 3/1/27, Pool #AK7410	7,215,357
4,759,000	2.500%, 10/15/27(d)	5,001,412
1,997,881	4.000%, 10/1/31, Pool #MA0878	2,168,369
2,254,386	4.000%, 2/1/32, Pool #MA0977	2,446,763
1,887,867	3.500%, 7/1/32, Pool #MA1107	2,033,081
271,554	6.500%, 1/1/35, Pool #809198	310,663
1,225,069	5.500%, 3/1/35, Pool #787561	1,351,089
124,239	6.000%, 4/1/35, Pool #735503	139,956
98,439	7.000%, 6/1/35, Pool #255820	117,267
245,196	7.000%, 6/1/35, Pool #830686	292,092
863,003	5.500%, 10/1/35, Pool #817568	951,778
1,804,022	5.000%, 1/1/36, Pool# 745148	1,977,086
450,574	6.500%, 3/1/36, Pool #866062	513,101
248,086	6.500%, 7/1/36, Pool #885493	282,513
1,590,586	6.000%, 7/1/37, Pool #940807	1,760,473
4,538,739	5.500%, 8/1/37, Pool #995082	5,011,305
313,216	6.000%, 9/1/37, Pool #955005	346,670
3,594,255	4.500%, 1/1/40, Pool #AC8568	3,891,544
3,013,417	4.500%, 6/1/40, Pool #AD6432	3,272,080
1,482,164	5.000%, 6/1/40, Pool #AD4927	1,621,404
1,267,071	5.000%, 6/1/40, Pool #AD8718	1,388,744
938,806	5.000%, 6/1/40, Pool #AD8842	1,024,262
1,583,400	4.000%, 12/1/40, Pool #AH0297	1,708,128
4,257,493	4.500%, 12/1/40, Pool #AH1100	4,622,944
1,241,807	4.000%, 2/1/41, Pool #AH4874	1,340,015
2,879,942	4.000%, 3/1/41, Pool #AH8824	3,107,701
3,562,850	4.500%, 5/1/41, Pool #AI1023	3,875,355
4,371,738	4.000%, 9/1/41, Pool #AI3940	4,717,476
7,654,506	4.000%, 1/1/42, Pool #AK0685	8,307,313
4,331,150	4.000%, 1/1/42, Pool #MA0956	4,673,679
4,173,000	4.500%, 10/15/42(d)	4,516,621

		96,250,286

	Freddie Mac (10.5%)
395,028	5.000%, 5/1/20, Pool #B19275	427,882
489,667	5.500%, 10/1/21, Pool #G12425	532,351

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$ 419,203	5.000%, 12/1/21, Pool #J04025	$453,806
592,033	5.000%, 7/1/25, Pool #C90908	650,602
2,867,209	4.000%, 9/1/25, Pool #J12911	3,051,530
2,811,392	3.000%, 4/1/27, Pool #E03088	2,972,984
3,672,049	2.500%, 5/1/27, Pool #G14433	3,865,487
2,112,000	2.500%, 9/1/27, Pool #J20463	2,226,227
7,613,376	3.500%, 4/1/32, Pool #C91437	8,195,681
2,599,019	3.500%, 5/1/32, Pool #C91447	2,797,804
3,669,268	3.500%, 7/1/32, Pool #C91467	3,949,910
244,845	6.000%, 7/1/35, Pool #A36304	270,231
550,135	5.000%, 3/1/36, Pool #G08115	598,886
122,859	6.500%, 5/1/36, Pool #A48509	139,990
169,498	5.000%, 7/1/36, Pool #G02291	184,174
1,255,582	5.000%, 2/1/37, Pool #A57714	1,361,353
202,730	6.000%, 8/1/37, Pool #A64067	222,863
839,079	6.000%, 8/1/37, Pool #A64981	922,407
612,280	5.500%, 1/1/38, Pool #A71523	667,823
580,361	5.500%, 3/1/38, Pool #G04044	632,464
1,879,112	5.500%, 10/1/38, Pool #G04814	2,049,575
583,347	5.000%, 2/1/39, Pool #G05253	632,489
3,858,244	4.500%, 7/1/39, Pool #G05535	4,150,369
513,973	4.500%, 10/1/39, Pool #A89346	552,888
5,807,228	5.500%, 1/1/40, Pool #G06021	6,334,026
1,725,626	6.000%, 5/1/40, Pool #G06840	1,896,994
1,858,345	5.000%, 6/1/40, Pool #C03479	2,031,154
1,679,908	3.788%, 7/1/40, Pool #1B4948(a)	1,783,355
3,631,893	5.000%, 7/1/40, Pool #A93070	3,969,627
2,536,527	4.000%, 2/1/41, Pool #A96849	2,729,513

		60,254,445

	Ginnie Mae (2.6%)
1,230,083	5.500%, 1/15/39, Pool #646685	1,368,666
2,184,616	4.500%, 2/15/40, Pool #737031	2,409,513
1,053,484	5.000%, 2/15/40, Pool #737037	1,168,262
3,826,865	4.500%, 9/20/40, Pool #4801	4,248,961
5,016,491	4.500%, 6/20/41, Pool #5082	5,551,804

		14,747,206

	Total Mortgage-Backed Securities (Cost $166,560,871)	171,251,937

MUNICIPAL BONDS (6.1%)

	California (1.5%)
1,285,000	California, Build America Bonds, School Improvements G.O., Taxable, 7.625%, 3/1/40 .	1,773,274
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,407,847
2,230,000	Palo Alto, Unified School District Refunding G.O., Taxable, 2.441%, 8/1/21	2,224,849

		8,405,970

	Connecticut (0.6%)
3,000,000	Connecticut Special Tax Obligation Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,378,690

	Florida (0.4%)
2,500,000	Greater Orlando Aviation Authority, Airport Facilities Refunding Revenue, Taxable, Series D, 3.733%, 10/1/20	2,638,525

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Illinois (0.8%)
$ 4,500,000	Illinois, Taxable Building Public Improvements Revenue, 3.081%, 6/15/23	$4,607,820

	New Jersey (0.4%)
1,200,000	Bergen County, NJ, Improvement Authority, Guaranteed Governmental Loan Refunding Revenue, Taxable, Pooled Eri Unrefunded Liability Project (Municipal Government Guaranteed), 2.659%, 3/15/20	1,225,248
1,250,000	Bergen County, NJ, Improvement Authority, Guaranteed Governmental Loan Refunding Revenue, Taxable, Pooled Eri Unrefunded Liability Project (Municipal Government Guaranteed), 2.959%, 3/15/21	1,281,975

		2,507,223

	New Mexico (0.0%)
5,000	New Mexico, Public Improvements Revenue, Series A-1, 5.000%, 7/1/15	5,633

	New York (1.6%)
1,735,000	New York City Municipal Water Finance Authority Revenue, Build America Bonds Taxable, Series EE, Refunding Notes, Callable 6/15/20 @ 100, 6.491%, 6/15/42	2,054,708
750,000	New York Environmental Facilities Corp., Revenue Bonds, Taxable, State Revolving Funds, Series C, 2.445%, 6/15/20	755,513
900,000	New York Environmental Facilities Corp., Revenue Bonds, Taxable, State Revolving Funds, Series C, 2.745%, 6/15/22	906,489
2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.774%, 3/1/20	3,365,624
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,934,101

		9,016,435

	North Carolina (0.8%)
4,500,000	North Carolina, Eastern Municipal Power Agency, Power System Revenue, Taxable, Series C, 2.440%, 1/1/17	4,545,450

	Total Municipal Bonds (Cost $32,744,763)	35,105,746

U.S. TREASURY BONDS (2.9%)
15,377,000	3.125%, 2/15/42	16,357,284

	Total U.S. Treasury Bonds (Cost $16,171,939)	16,357,284

U.S. TREASURY NOTES (0.9%)
5,382,000	1.750%, 5/15/22	5,457,682

	Total U.S. Treasury Notes (Cost $5,363,483)	5,457,682

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Shares		Fair Value
PREFERRED STOCKS (1.3%)

	Consumer Staples (0.3%)
14	HJ Heinz Finance Co., Series B, 8.000%(c)	$1,477,875

	Financials (0.9%)
56,265	Citigroup Capital VIII, 6.950%	1,415,627
61,601	Citigroup Capital XIII, 7.875%	1,715,588
33,590	DDR Corp., Series J, REIT, 6.500%	835,719
44,825	US Bancorp, Series F, 6.500%	1,304,407

		5,271,341

	Telecommunication Services (0.1%)
28,000	Qwest Corp., 7.000%	738,640

	Total Preferred Stocks (Cost $7,204,670)	7,487,856

INVESTMENT COMPANY (0.9%)
5,450,104	Federated Treasury Obligations Fund, Institutional Shares	5,450,104

	Total Investment Company (Cost $5,450,104)	5,450,104

Total Investments — 101.6% (Cost $559,192,947)		582,656,552

Net Other Assets (Liabilities) — (1.6)%		(9,243,128)

NET ASSETS — 100.0%		$573,413,424

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(d)	Represents securities purchased on a when-issued basis. At September 30, 2012, total cost of investments purchased on a when-issued basis was $10,372,698.

BKNT	— Bank Note
G.O.	— General Obligation
GMTN	— Global Medium Term Note
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
STEP	— Step Coupon Bond

See accompanying notes to the financial statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (98.7%)

	Kentucky (98.7%)
$ 400,000	Ballard County, KY, School District Finance Corp., Ballard County School Building, Refunding Revenue, (State Intercept), 3.000%, 6/1/20	$432,396
75,000	Bullitt County, KY, School District Finance Corp., School Improvement Revenue, Callable 3/1/18 @ 100 (State Intercept), OID, 4.750%, 3/1/22	85,699
260,000	Campbell & Kenton Counties, KY, Sanitation District No. 1, Sewer Improvements Revenue, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/25	304,985
500,000	Christian County Public Courthouse Corp., KY, Court Facility Project Refunding Revenue (AMBAC), 4.000%, 8/1/16	560,605
500,000	Eastern Kentucky University, Refunding Revenue, Series A (State Intercept), 5.000%, 4/1/24	616,875
355,000	Fayette County, KY, School District Finance Corp., School Improvements Revenue, Series B, Callable 7/1/22 @ 100, 3.000%, 7/1/24	366,232
105,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvements Revenue (AGC), 4.375%, 9/1/17	120,138
300,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series A (AGM), 5.250%, 1/1/15	331,170
500,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series A (AGM), 5.250%, 1/1/19	618,665
500,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series D, 3.000%, 10/1/23	525,640
100,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	111,583
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit Revenue, First Series (NATL-RE), 4.500%, 9/1/17	585,465
300,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Refunding Revenue, Series A, Callable 10/1/17 @ 100 (AMBAC), 5.000%, 10/1/18	354,651
480,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (NATL-RE FGIC), 5.000%, 10/1/15	542,026
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	594,864
670,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System Improvements, Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	759,110

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$ 500,000	Kentucky Economic Development Finance Authority, Catholic Health Hospital Improvements Revenue, Series B, 5.000%, 5/1/39(a)	$543,085
500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System Hospital Improvements Revenue, Series A, 5.000%, 6/1/16	548,870
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	617,415
500,000	Kentucky Infrastructure Authority, Waste Water & Drinking Water Revolving Fund Revenue, Series A, Callable 2/1/22 @ 100, 5.000%, 2/1/28	611,475
500,000	Kentucky Municipal Power Agency, Prairie State Project Power Improvements Revenue, Series A (AGM), 5.000%, 9/1/20	612,010
500,000	Kentucky Rural Water Finance Corp., Refunding & Improvements Revenue, Flexible Term Program, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	577,240
500,000	Kentucky State Property & Buildings Commission, Project No. 101 Refunding Revenue, 5.000%, 10/1/19	607,290
410,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	524,005
530,000	Kentucky State Property & Buildings Commission, Project No. 81 Public Improvements Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	555,027
385,000	Kentucky State Property & Buildings Commission, Project No. 83 Refunding Revenue (AMBAC), 5.000%, 10/1/19	472,456
500,000	Kentucky Turnpike Authority, Revitalization Projects Refunding Revenue, Series B, Callable 7/1/15 @ 100 (AMBAC), 5.000%, 7/1/25	558,265
620,000	Kentucky Turnpike Authority, Revitalization Projects Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	748,421
265,000	Larue County, KY, School District Finance Corp., School Improvements Revenue (NATL-RE), 4.250%, 7/1/15	291,571
415,000	Laurel County, KY, Judicial Center Public Properties Corp., Justice Center Projects, Public Improvements Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	460,679
700,000	Letcher County, KY, School District Finance Corp., Refunding Revenue (State Intercept), 3.000%, 6/1/21	756,560
500,000	Lexington-Fayette Urban County, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	608,490
500,000	Louisville & Jefferson County, KY, Metropolitan Government, Catholic Health Initiatives Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 12/1/35	562,830

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$ 500,000	Louisville & Jefferson County, KY, Metropolitan Government, Louisville Gas & Electric Co. Refunding Revenue, Series A, 1.650%, 10/1/33(a)	$511,655
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	592,495
605,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/15 @ 100 (AGM), 5.000%, 5/15/19	673,722
730,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/19 @ 100, 5.000%, 5/15/20	883,592
500,000	Louisville Regional Airport Authority Refunding Revenue, Series B, 3.000%, 7/1/15	526,020
790,000	Northern Kentucky University, University and College Improvements Revenue, Series A, Callable 9/1/17 @ 100, (AMBAC), OID, 4.250%, 9/1/21	868,803
500,000	Owensboro, KY, Refunding & Improvements G.O., Series B, 3.000%, 6/1/21	535,210
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100 (AGC), 5.250%, 9/15/21	635,580
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency Refunding & Improvements Revenue, Series A (XLCA), 4.000%, 1/1/16	642,500
610,000	Pike County, KY, School District Finance Corp. School Improvements Revenue (State Intercept), 3.000%, 11/1/20	666,071
660,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	786,529
270,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	322,812
300,000	Rowan County, KY, School District Finance Corp., School Improvements Revenue (State Intercept), OID, 4.000%, 11/1/17	346,368

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$ 375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	$398,040
380,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/17	426,622

	Total Municipal Bonds (Cost $23,320,857)	25,381,812

Shares
INVESTMENT COMPANY (2.0%)
522,038	Federated Tax-Free Obligations Fund, Institutional Class	522,038

	Total Investment Company (Cost $522,038)	522,038

Total Investments — 100.7% (Cost $23,842,895)		25,903,850
Net Other Assets (Liabilities) — (0.7)%		(180,364)

NET ASSETS — 100.0%		$25,723,486

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (96.6%)

	Maryland (96.6%)
$ 810,000	Anne Arundel County, MD, Anne Arundel Community College Project, Economic Development Refunding Revenue, 4.000%, 9/1/20	$919,471
1,000,000	Anne Arundel County, MD, Consolidation General Improvements Refunding G.O., Callable 4/1/22 @ 100, 4.000%, 4/1/24	1,162,760
1,000,000	Anne Arundel County, MD, Consolidation General Improvements Refunding G.O., Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,254,910
800,000	Baltimore County, MD, Water Utility Improvements, Metropolitan District, 71st Issue G.O., 5.000%, 2/1/17	952,512
600,000	Baltimore, MD, Refunding Certificate of Participation, Series A, 5.000%, 10/1/17	711,144
250,000	Baltimore, MD, Waste Water Projects Revenue, Series C, Callable 7/1/16 @ 100 (AMBAC), 5.000%, 7/1/26	286,195
590,000	Cecil County, MD, Construction Public Improvements G.O., 4.000%, 6/1/18	691,533
500,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 6/1/16	581,465
1,000,000	Frederick County, MD, Public Facilities Improvements, Refunding G.O., 4.000%, 8/1/21	1,197,280
500,000	Harford County, MD, Public Improvements G.O., Callable 7/15/15 @ 100, 5.000%, 7/15/23	557,575
125,000	Howard County, MD, Certificates of Participation, Series A, 8.050%, 2/15/21	186,475
135,000	Howard County, MD, Certificates of Participation, Series B, 8.250%, 2/15/20	195,987
500,000	Howard County, MD, Refunding G.O., Series B, Callable 8/15/21 @ 100, 4.000%, 8/15/28	561,505
250,000	Maryland Community Development Administration, Residential Housing Refunding Revenue, Series K, 4.100%, 9/1/16	269,065
805,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.400%, 9/1/24	869,521
440,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	474,892
315,000	Maryland Community Development Administration, Residential Housing Revenue, Series B, 3.750%, 9/1/14	329,459
505,000	Maryland Community Development Administration, Residential Housing Revenue, Series G, Callable 3/1/17 @ 100, 4.300%, 9/1/17	561,949
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	307,640
185,000	Maryland Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	205,396
500,000	Maryland Economic Development Corp., Public Health Laboratory Revenue, 5.000%, 6/1/20	620,985

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 420,000	Maryland Economic Development Corp., Public Health Laboratory Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	$505,776
735,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (AGC), 5.000%, 6/1/16	810,168
555,000	Maryland Environmental Service Revenue, Mid Shore II Regional Landfill, 4.000%, 11/1/17 .	635,364
570,000	Maryland Health & Higher Educational Facilities Authority, Board of Child Care Revenue, Callable 10/29/12 @ 100, 5.500%, 7/1/13	571,967
1,090,000	Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Refunding Revenue, Series A, 5.000%, 7/1/19	1,264,694
200,000	Maryland Health & Higher Educational Facilities Authority, Charlestown Community Refunding Revenue, OID, 2.650%, 1/1/13	200,446
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame Refunding Revenue, 4.000%, 10/1/19	1,012,770
1,045,000	Maryland Health & Higher Educational Facilities Authority, Goucher College Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,248,472
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center Refunding Revenue, Series A, Callable 7/1/22 @100, 5.000%, 7/1/26	589,595
1,260,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	1,588,986
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	618,383
330,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health Refunding Revenue, 5.000%, 8/15/19	391,535
460,000	Maryland Health & Higher Educational Facilities Authority, Memorial Hospital at Easton Revenue, Callable 10/29/12 @ 100 (NATL-RE), OID, 4.700%, 7/1/19	461,086
320,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, 5.000%, 7/1/15	352,064
125,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/20	136,940
585,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	621,557
185,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, Callable 7/1/18 @ 100, 5.250%, 7/1/21	209,522

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Revenue, 5.000%, 7/1/19	$463,300
320,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Revenue, 5.000%, 1/1/17	349,945
555,000	Maryland Industrial Development Financing Authority, McDonogh School Revenue, Series A, Callable 9/1/21 @ 100, 4.000%, 9/1/28	609,562
400,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	493,380
500,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	595,105
1,005,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	1,164,343
1,000,000	Maryland State Transportation Authority, Transportation Facility Project, Refunding Revenue, Callable 7/01/22 @ 100 (G.O. of Authority), 4.500%, 7/1/23	1,221,120
1,050,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 4.000%, 7/1/18	1,230,337
610,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 5.000%, 7/1/19	760,945
500,000	Maryland, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/1/16	577,910
590,000	Maryland, State & Local Facilities Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	716,874
250,000	Montgomery County Housing Opportunities Commission, Housing Refunding Revenue, Series A, Callable 1/1/16 @ 100 (FHA/VA Mortgages), 3.800%, 7/1/16	268,215
250,000	Montgomery County Housing Opportunities Commission, Local Housing Revenue, Series A, 3.700%, 7/1/14	261,757
500,000	Montgomery County, MD, Construction & Public Improvements G.O., Series A, Callable 6/1/15 @ 100, 5.000%, 6/1/24	555,170
775,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/15	873,603
535,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	645,269
500,000	Montgomery County, MD, Department Liquor Control Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	576,940

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 1,000,000	Montgomery County, MD, Public Transportation Equipment Certificate of Participation, 4.000%, 5/1/17	$1,130,960
750,000	Montgomery County, MD, Water Quality Protection Charge Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	887,205
1,000,000	Prince Georges County, MD, Construction & Public Improvements G.O., Series A, Callable 9/15/21 @ 100, 5.000%, 9/15/28	1,237,660
505,000	Prince Georges County, MD, Equipment Acquisition Program Certificates of Participation, 3.000%, 10/15/19	561,898
800,000	Queen Anne’s, MD, Refunding G.O., Public Facilities, 3.000%, 1/15/19	896,608
685,000	Queen Anne’s, MD, Refunding G.O., Public Facilities, 4.000%, 1/15/23	820,171
520,000	Saint Mary’s College of Maryland, Refunding Revenue, Series A, 4.000%, 9/1/21	599,711
1,000,000	Saint Mary’s College of Maryland, Refunding Revenue, Series A, Callable 9/1/15 @ 100, OID (AMBAC), 4.500%, 9/1/30	1,058,670
500,000	Talbot County, MD, School Improvements G.O., 5.000%, 12/15/16	593,610
355,000	Westminster, MD, McDaniel College, Inc. Revenue, Callable 11/1/16 @ 100, 5.000%, 11/1/22	379,617

	Total Municipal Bonds (Cost $40,765,099)	43,646,929

Shares
INVESTMENT COMPANY (4.1%)
1,832,230	Federated Municipal Obligations Fund, Institutional Shares	1,832,230

	Total Investment Company (Cost $1,832,230)	1,832,230

Total Investments — 100.7% (Cost $42,597,329)		45,479,159
Net Other Assets (Liabilities) — (0.7)%		(306,112)

NET ASSETS — 100.0%.		$45,173,047

AGC — Assured Guaranty Corp.

AMBAC — American Municipal Bond Insurance Corp.

FHA — Federal Housing Authority

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

VA — Veterans Administration

See accompanying notes to the financial statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (97.1%)

	North Carolina (97.1%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,151,690
2,335,000	Appalachian State University Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	2,877,350
2,655,000	Appalachian State University Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	3,160,698
1,000,000	Beaufort County, NC, Refunding Limited G.O., Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,204,970
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,157,793
1,245,000	Brunswick County, NC, Refunding G.O., 4.000%, 2/1/19	1,457,086
1,075,000	Brunswick County, NC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/23	1,320,863
1,565,000	Brunswick County, NC, Refunding Revenue, Series A, Callable 4/1/22 @ 100, 5.000%, 4/1/29	1,889,863
1,000,000	Buncombe County, NC, Certificate of Participation, Callable 4/1/16 @ 100 (NATL-RE), 5.000%, 4/1/19	1,125,220
1,935,000	Buncombe County, NC, Public Improvements Limited Obligation Revenue, Series A, 4.000%, 6/1/17	2,210,912
1,060,000	Burlington, NC, Water & Sewer System Revenue, Callable 2/1/22 @ 100, 5.000%, 2/1/34	1,234,370
2,975,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 4.000%, 1/1/15	3,199,434
1,960,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 5.000%, 1/1/17	2,298,551
1,330,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,615,019
1,730,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	2,059,617
1,000,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,180,170
1,475,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,785,369
1,240,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, 5.000%, 8/1/21	1,566,170
1,160,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,376,955
1,005,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	1,184,885
1,000,000	Catawba County, NC, Limited Obligation Refunding Revenue, 4.000%, 10/1/19	1,155,280
1,000,000	Catawba County, NC, Limited Obligation Refunding Revenue, 4.000%, 10/1/20	1,153,110
1,000,000	Charlotte, NC, Airport Refunding Revenue, Series B, 5.000%, 7/1/15	1,114,930

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Charlotte, NC, Airport Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	$1,154,680
1,280,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,465,690
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,147,410
1,415,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Refunding Revenue, Series A, 5.000%, 1/15/17	1,652,338
4,765,000	Chatham County, NC, Refunding Revenue, 5.000%, 12/1/28	6,142,561
2,000,000	Concord, NC, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,386,940
2,205,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/14	2,368,324
1,000,000	Dare County, NC, Limited Obligation Refunding Revenue, Series D, Callable 6/1/22 @ 100, 5.000%, 6/1/29	1,189,960
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute Revenue, 5.000%, 2/1/20	1,722,385
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,338,940
365,000	Elizabeth City State University, Refunding Revenue, Series A (AGM), 4.000%, 4/1/13	369,719
380,000	Elizabeth City State University, Refunding Revenue, Series A (AGM), 4.000%, 4/1/14	393,178
470,000	Elizabeth City State University, Refunding Revenue, Series A (AGM), 4.000%, 4/1/15	496,052
565,000	Elizabeth City State University, Refunding Revenue, Series A (AGM), 4.000%, 4/1/16	605,482
2,170,000	Fayetteville, NC, Public Works Commission Refunding Revenue, Series A, 5.000%, 3/1/16	2,496,932
1,000,000	Franklin County, NC, Public Facilities Projects Certificates of Participation, Callable 9/1/17 @ 100 (NATL-RE), 5.000%, 9/1/22	1,134,990
1,855,000	Greensboro, NC, Combined Water & Sewer System Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/23	2,361,155
2,025,000	Guilford County, NC, Public Improvements G.O., Series A, Callable 3/1/22 @ 100, 3.000%, 3/1/24	2,175,012
1,000,000	Henderson County, NC, Certificates of Participation, Series A (AMBAC), 5.000%, 6/1/16	1,146,500
1,030,000	Henderson County, NC, Limited Obligation Revenue, Series B, 4.000%, 12/1/16	1,162,788
1,545,000	High Point, NC, Refunding G.O., 5.000%, 3/1/22	1,988,353
1,000,000	Lee County, NC, Public Facilities Projects Certificate of Participation, Callable 4/1/17 @ 100 (AGM), 5.000%, 4/1/19	1,155,110
1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	2,140,845
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,989,323

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$2,000,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/24	$2,378,660
800,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), 5.000%, 5/1/17	850,368
310,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), OID, 4.125%, 5/1/20	317,744
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,557,980
1,280,000	Monroe, NC, Combined Enterprise System Refunding Revenue (AGM), 4.000%, 3/1/19 .	1,479,309
1,000,000	Mooresville, NC, Enterprise System Refunding Revenue, Callable 5/1/22 @ 100, 4.000%, 5/1/24	1,143,410
1,000,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/15	1,117,470
1,460,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,684,212
645,000	New Hanover County, NC, Limited Obligation Refunding Revenue, Callable 12/1/22 @ 100, 5.000%, 12/1/27	788,461
1,855,000	New Hanover County, NC, New Hanover County Projects, Limited Obligation Refunding Revenue, 5.000%, 12/1/19	2,315,281
1,015,000	New Hanover County, NC, New Hanover County Projects, Limited Obligation Refunding Revenue, 5.000%, 12/1/20	1,279,529
2,500,000	New Hanover County, NC, New Hanover Regional Medical Refunding Revenue, 4.000%, 10/1/19	2,779,625
1,270,000	New Hanover County, NC, New Hanover Regional Medical Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,453,286
1,000,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,171,190
1,050,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,216,509
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, 5.000%, 1/1/14	1,054,810
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	1,135,900
2,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series B, OID, 4.000%, 1/1/18	2,268,120
2,400,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, OID, 6.400%, 1/1/21	2,964,096
2,015,000	North Carolina Medical Care Commission, Blue Ridge Healthcare Refunding Revenue, Series A, 4.000%, 1/1/16	2,152,645
1,940,000	North Carolina Medical Care Commission, Caromont Health Revenue (Assured Guaranty), OID, 3.500%, 2/15/19	2,137,182

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	$1,106,967
1,515,000	North Carolina Medical Care Commission, Firsthealth Carolina Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,725,297
915,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	1,043,274
1,180,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,396,848
1,555,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	1,605,258
1,270,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,343,901
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,100,540
3,000,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital Refunding Revenue, 5.000%, 6/1/20	3,615,420
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,759,852
1,910,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Series A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	1,996,752
1,000,000	North Carolina Medical Care Commission, Novant Health Refunding Revenue, Callable 11/1/13 @ 100 (AGM-CR), 5.000%, 11/1/15 ..	1,041,860
2,000,000	North Carolina Medical Care Commission, Rex Healthcare Refunding Revenue, Series A, 5.000%, 7/1/17	2,298,460
1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project Revenue, Callable 10/29/12 @ 100, OID, 6.250%, 10/1/19	1,002,290
3,470,000	North Carolina Medical Care Commission, Universal Health System Refunding Revenue, Series E2, 6.000%, 12/1/36(a)	3,794,063
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,242,092
2,000,000	North Carolina Medical Care Commission, Wakemed Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/31	2,304,360
2,000,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 5.625%, 10/1/29	2,210,940

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$ 2,000,000	North Carolina Medical Care Commission, Wakenmed Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/27	$2,340,320
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,250,484
745,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	875,837
1,470,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (AGM), 5.250%, 1/1/16	1,488,845
2,135,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (NATL-RE), 5.250%, 1/1/19	2,161,858
4,880,000	North Carolina State Capital Improvement Revenue, Public Improvements, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	5,608,194
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,152,640
4,000,000	North Carolina State, Grant Anticipation Revenue, Highway Improvements, Callable 9/1/17 @ 100, 4.000%, 3/1/23(a)	4,518,840
2,000,000	North Carolina State, Public Improvements G.O., Series A, Callable 3/1/17 @ 100, 5.000%, 3/1/20	2,372,700
2,925,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,443,398
2,380,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,848,646
1,080,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/16	1,243,901
2,105,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/17	2,495,562
1,085,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/18	1,274,832
1,520,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series B, Callable 6/1/14 @ 100 (XLCA), 5.000%, 6/1/21	1,620,214
1,365,000	Orange County, NC, Public Facilities Co. Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,658,052
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18 .	1,310,696
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/19 .	1,204,080
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,448,939
1,075,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/28	1,277,197
1,390,000	Pitt County, NC, Certificate of Participation, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/24	1,674,311

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$ 1,395,000	Pitt County, NC, Certificate of Participation, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	$1,670,247
2,000,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 10/29/12 @ 100, OID, 5.500%, 12/1/15	2,123,460
2,650,000	Raleigh Durham Airport Authority Refunding Revenue, Series B, 3.000%, 11/1/16	2,883,067
2,150,000	Raleigh Durham Airport Authority Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,516,274
2,000,000	Raleigh, NC, Combined Enterprise System Refunding Revenue, Series A, Callable 3/1/22 @ 100, 5.000%, 3/1/27	2,481,680
1,525,000	Rockingham County, NC, Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,793,263
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,775,337
1,825,000	Smithville, NC, Refunding G.O., 5.000%, 6/1/24	2,296,927
1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	1,164,324
1,000,000	Union County, NC, Enterprise Systems Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,174,870
1,260,000	Union County, NC, Enterprise Systems Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/24	1,444,552
880,000	Union County, NC, Enterprise Systems Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/25	1,001,713
1,000,000	Union County, NC, Limited Obligation Refunding Revenue, 5.000%, 12/1/23	1,263,100
1,000,000	Union County, NC, Limited Obligation Refunding Revenue, 5.000%, 12/1/24	1,267,500
2,185,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,812,008
4,610,000	Union County, NC, School Improvements G.O., Series D, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/19	5,422,789
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,748,078
2,000,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/36	2,283,880
1,160,000	University of North Carolina System Pool Refunding Revenue, Appalachian State University, Series B1, 4.000%, 10/1/15	1,278,506
3,260,000	University of North Carolina System Pool Refunding Revenue, Appalachian State University, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,992,066
3,095,000	University of North Carolina System Pool Refunding Revenue, Asheville/Wilmington, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,821,273

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 1,485,000	University of North Carolina System Pool Refunding Revenue, Asheville/Wilmington, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	$1,793,464
1,975,000	University of North Carolina System Pool Refunding Revenue, The University of North Carolina at Greensboro, Series B2, 5.000%, 4/1/17	2,338,479
1,565,000	University of North Carolina System Pool Revenue, General Trust Indenture, Series C, 4.250%, 10/1/14	1,666,365
1,000,000	University of North Carolina System Pool Revenue, General Trust Indenture, Series C, 4.500%, 10/1/17	1,146,830
1,005,000	University of North Carolina System Pool Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17	1,164,282
500,000	University of North Carolina System Pool Revenue, Series B (AMBAC), 4.000%, 4/1/14	518,515
1,865,000	Wilmington, NC, Limited Obligation Refunding Revenue, 5.000%, 6/1/22	2,325,655
1,000,000	Wilson, NC, Public Improvements Project Certificates of Participation, Series A (Assured Guaranty), 5.000%, 5/1/16	1,143,690
1,000,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,179,920

	Total Municipal Bonds (Cost $232,638,670)	251,260,593

Shares
INVESTMENT COMPANY (2.8%)
7,353,990	Federated North Carolina Municipal Cash Trust, Institutional Shares	7,353,990

	Total Investment Company (Cost $7,353,990)	7,353,990

Total Investments — 99.9% (Cost $239,992,660)		258,614,583
Net Other Assets (Liabilities) — 0.1%		235,151

NET ASSETS — 100.0%		$258,849,734

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (94.3%)

	South Carolina (94.3%)
$ 1,000,000	Anderson Regional Joint Water System Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	$1,209,340
1,000,000	Anderson Regional Joint Water System Refunding Revenue, Series A, Callable 7/15/22 @ 100, 4.000%, 7/15/27	1,096,770
1,000,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/17	1,184,910
1,095,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/19	1,339,656
1,000,000	Beaufort County School District, SC, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,152,540
615,000	Beaufort County, SC, New River Redevelopment Project Area Tax Increment Revenue, Callable 12/1/12 @ 100 (NATL-RE), 5.500%, 6/1/16	620,387
1,055,000	Beaufort County, SC, Refunding G.O., Series A (State Aid Withholding), 4.000%, 3/1/18	1,231,269
1,500,000	Beaufort County, SC, Refunding G.O., Series C (State Aid Withholding), 4.000%, 2/1/21	1,782,930
1,000,000	Beaufort County, SC, Refunding G.O., Series C (State Aid Withholding), 4.000%, 2/1/22	1,191,590
505,000	Bennettsville, SC, Combined Utility Systems, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.625%, 2/1/16	513,555
545,000	Bennettsville, SC, Combined Utility Systems, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.875%, 2/1/18	554,445
290,000	Camden, SC, Public Utilities Improvements Refunding Revenue, Callable 3/1/14 @ 100 (NATL-RE, FGIC), 5.000%, 3/1/15	306,968
760,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	875,497
595,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/20	732,356
1,000,000	Charleston County, SC, Capital Improvement Transition Sales Tax G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 4.000%, 11/1/28	1,129,980
1,000,000	Charleston County, SC, School District Development Corp., Refunding G.O., Series A (SCSDE), 5.000%, 2/1/23	1,286,980
660,000	Chesterfield County School District, SC, Refunding Certificate Participation, Chesterfield School Facilities Inc., Callable 2/1/13 @ 100 (XLCA), OID, 3.500%, 2/1/14 .	663,432
485,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.500%, 4/1/17	552,750
1,295,000	College of Charleston, SC, Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,520,084
670,000	Easley, SC, Combined Utility System Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	790,091

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$ 200,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.000%, 4/1/15	$214,878
335,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	378,379
1,030,000	Georgetown County, SC, Refunding G.O. (State Aid Withholding), 4.000%, 3/1/23	1,218,572
1,075,000	Greenville County, SC, School District Installment Purchase Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	1,252,784
1,340,000	Greenville, SC, Hospital System Board Facilities Refunding Revenue, 5.000%, 5/1/21	1,586,171
500,000	Greenville, SC, Hospital System Board Facilities Refunding Revenue, Series A, Callable 5/1/18 @100, 5.250%, 5/1/22	565,200
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,148,330
395,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 4.875%, 10/1/22	443,490
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	594,501
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,353,588
500,000	Kershaw County, SC, Public Schools Foundation Installment Power, Refunding Revenue, Kershaw County School District Project (AGC), 5.000%, 12/1/16	560,350
645,000	Lancaster Educational Assistance Program, Inc., Lancaster County School District Project Revenue, Callable 12/1/14 @ 100, 5.250%, 12/1/17	693,156
825,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/15	920,288
500,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/16	572,970
725,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	856,153
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,256,710
1,010,000	Lexington County, SC, School District No. 1, Refunding G.O., Callable 3/1/17 @ 100 (SCSDE), 5.125%, 3/1/21	1,180,609
1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	1,150,080
890,000	Lexington, SC, Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/22	1,087,633
690,000	Lexington, SC, Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/25	819,734
735,000	Myrtle Beach, SC, Refunding G.O., Series B, Callable 3/1/21 @ 100 (State Aid Withholding), 4.000%, 3/1/23	845,904

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$790,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.250%, 12/1/14	$845,347
1,000,000	North Charleston, SC, Sewer District G.O., Callable 1/1/21 @100 (State Aid Withholding), 4.000%, 1/1/23	1,153,170
625,000	North Myrtle Beach, SC, Recreational Facility Improvements G.O. (State Aid Withholding), 4.000%, 3/1/19	729,413
790,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	864,829
460,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	572,774
1,100,000	Orangeburg County, SC, School District No. 5, SC, Refunding G.O., Callable 3/1/17 @100 (NATL-RE, SCSDE), 4.000%, 3/1/19	1,228,172
1,000,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,104,970
420,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	498,313
870,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	980,681
300,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	354,393
1,000,000	Renewable Water Resources Sewage System, SC, Refunding Revenue,, 4.000%, 1/1/20	1,163,080
250,000	Renewable Water Resources Sewage System, SC, Refunding Revenue, Series A, Callable 1/1/20 @ 100, 5.000%, 1/1/21	304,387
1,000,000	Richland County, SC, School District No. 1, Refunding G.O., Series A, Callable 9/1/21 @ 100 (SCSDE), 4.000%, 3/1/27	1,117,480
365,000	Rock Hill, SC, Public Improvements G.O., Callable 4/1/21 @ 100 (State Aid Withholding), 5.000%, 4/1/26	438,887
390,000	Rock Hill, SC, Public Improvements G.O., Callable 4/1/21 @ 100 (State Aid Withholding), 5.000%, 4/1/27	467,201
1,000,000	Rock Hill, SC, Utility System Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,189,970
150,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue (AGM), 5.000%, 12/1/14	163,403
520,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/18	597,698
750,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	852,570
545,000	Scago Educational Facilities Corp. for Spartanburg School District No. 5, SC, Spartanburg County Project Revenue, Callable 10/1/15 @ 100 (AGM), 5.000%, 4/1/21	606,056

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$500,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	$581,945
500,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	588,290
250,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions of Higher Learning, SC, Furman University Revenue, 5.000%, 10/1/18	303,013
800,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project Revenue, OID, 5.000%, 9/15/18	905,120
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	573,770
250,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement AnMed Health Project Revenue, 5.000%, 2/1/16	278,900
550,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement AnMed Health Project Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	653,889
500,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement Palmetto Health Revenue, OID, 5.000%, 8/1/18	569,085
1,050,000	South Carolina State Ports Authority, Revenue, 5.000%, 7/1/19	1,277,073
540,000	South Carolina State Public Service Authority, Electricity Lights & Power Improvements Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	630,806
805,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	936,086
635,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	725,234
715,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL-RE), 5.000%, 1/1/22	811,632
500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	565,445
435,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	488,714
400,000	Spartanburg County School District No. 1, SC, School Improvements G.O., Callable 9/1/16 @ 100 (AGM, SCSDE), 5.000%, 3/1/22	460,580
1,000,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A, 5.000%, 4/15/20	1,168,060
325,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A (Assured Guaranty), 4.000%, 4/15/16	356,996
600,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	692,838

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Sumter County, SC, Public Improvements G.O., 5.000%, 3/1/13	$1,019,630
250,000	Three Rivers Solid Waste Authority, SC, Solid Waste Disposal Facilities Refunding Revenue, 5.000%, 12/15/13	261,823
830,000	Three Rivers Solid Waste Authority, SC, Solid Waste Disposal Facilities Refunding Revenue, 4.500%, 12/15/16	927,782
500,000	University of South Carolina Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	585,180
1,080,000	University of South Carolina, Moore School Business Project Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/28	1,304,878
280,000	York County, SC, Public Improvements G.O., Callable 11/1/16 @ 100, OID, 5.100%, 11/1/21	325,864
370,000	York County, SC, School District No. 1, Refunding G.O., Series A, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/20	449,927

	Total Municipal Bonds (Cost $66,661,245)	71,110,364

Shares		Fair Value
INVESTMENT COMPANY (4.3%)
3,258,889	Federated Tax-Free Obligations Fund, Institutional Class	$3,258,889

	Total Investment Company (Cost $3,258,889)	3,258,889

Total Investments — 98.6% (Cost $69,920,134)		74,369,253
Net Other Assets (Liabilities) — 1.4%		1,060,514

NET ASSETS — 100.0%		$75,429,767

AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — American Municipal Bond Insurance Corp.
FGIC — Financial Guaranty Insurance Corp.
G.O. — General Obligation
NATL — National
OID — Original Issue Discount
RE — Reinsurance
SCSDE — South Carolina School District Enhancement
XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (98.4%)

	District of Columbia (1.2%)
$1,115,000	Metropolitan Washington Airports Authority Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,333,819
400,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	477,892

		1,811,711

	Virginia (97.2%)
2,760,000	Albemarle County, VA, Economic Development Authority Refunding Revenue, 5.000%, 6/1/20	3,434,599
1,000,000	Albemarle County, VA, Economic Development Authority Refunding Revenue, Callable 6/1/21 @ 100, OID, 4.000%, 6/1/30	1,087,000
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,169,030
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,285,310
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Refunding Revenue, 5.000%, 7/1/18	1,164,760
2,680,000	Arlington County, VA, Refunding G.O., Series A (State Aid Withholding), 3.000%, 8/1/21	3,014,464
1,100,000	Chesapeake Bay Bridge & Tunnel District, General Resolution Refunding Revenue (BHAC-CR, NATL-RE), 5.500%, 7/1/25	1,388,178
2,100,000	Chesapeake Economic Development Authority, Pollution Control Refunding Revenue, 3.600%, 2/1/32(a)	2,119,950
1,805,000	Chesapeake Hospital Authority, VA, Chesapeake General Hospital Refunding Revenue, Series A, Callable 7/1/14 @ 101, 5.250%, 7/1/17	1,932,523
875,000	Chesapeake, VA, Refunding G.O., Series A (State Aid Withholding), 4.000%, 12/1/21	1,044,251
675,000	Chesapeake, VA, Refunding G.O., Series A (State Aid Withholding), 3.000%, 12/1/22	739,841
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,289,255
2,325,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	2,463,663
475,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/21	567,905
550,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/22	651,393
1,500,000	Fairfax County, VA, Economic Development Authority, Route 28 Project Refunding Revenue, Callable 4/1/22 @ 100, 3.000%, 4/1/24	1,537,515
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project Revenue, Series A, 4.500%, 3/1/21	1,723,048
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project Refunding Revenue, 5.000%, 6/1/22	3,146,925

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,620,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project Refunding Revenue, Callable 6/1/22 @ 100, 3.000%, 6/1/23	$1,709,327
1,000,000	Fairfax County, VA, Economic Development Authority, Route 28 Project Refunding Revenue, 4.000%, 4/1/22	1,153,920
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project Refunding Revenue (AGM-CR), OID, 5.250%, 8/15/19	1,161,000
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project Refunding Revenue, Series C, 4.000%, 5/15/14	1,056,640
795,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project Refunding Revenue, Series C, 5.000%, 5/15/18	956,846
915,000	Fairfax County, VA, Redevelopment & Housing Authority Refunding Revenue, 3.500%, 10/1/18	1,037,354
1,000,000	Hampton, VA, Public Improvements Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	1,211,290
775,000	Harrisonburg, VA, Public Improvements Refunding G.O., Series B (State Aid Withholding), 5.000%, 7/15/18	950,886
500,000	Henrico County, VA, Refunding Public Improvements G.O., 3.000%, 8/1/23	547,450
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/14	1,101,930
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/15	1,145,540
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	1,211,260
555,000	Middlesex County, VA, Industrial Development Authority Refunding Revenue, Callable 8/1/14 @ 101 (NATL-RE), 4.000%, 8/1/20	568,758
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,733,417
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	3,006,268
1,315,000	Montgomery County, VA, Industrial Development Authority, Public Project Revenue, 5.000%, 2/1/18	1,576,461
1,000,000	Montgomery County, VA, Industrial Development Authority, Public Projects Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,132,580
1,155,000	Newport News Economic Development Authority, Public Improvements Revenue, Series A, Callable 1/15/16 @ 100, 5.250%, 1/15/25	1,302,436

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$2,000,000	Newport News, VA, General Improvements Water Refunding G.O., Series A, 4.000%, 7/15/20	$2,376,220
1,000,000	Newport News, VA, General Improvements Water Refunding G.O., Series B, 5.250%, 7/1/21	1,295,760
1,105,000	Newport News, VA, Refunding G.O., Series B (State Aid Withholding), 5.000%, 2/1/15	1,223,202
500,000	Norfolk, VA, Bond Anticipation Notes Refunding G.O., Series A, Callable 10/29/12 @ 100, 3.000%, 1/1/14	501,180
1,840,000	Norfolk, VA, Capital Improvement, G.O. Series C (State Aid Withholding), 4.000%, 10/1/18	2,161,706
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,206,870
1,000,000	Norfolk, VA, Parking Systems Refunding Revenue, Series B (AMBAC), 5.000%, 2/1/13	1,011,940
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,194,650
400,000	Northern Virginia Transportation District Commission, VA, Virginia Railway Express Project Refunding Revenue, Callable 10/29/12 @ 100 (AGM), 5.375%, 7/1/14	401,632
900,000	Northwestern Regional Jail Authority Revenue, Callable 7/1/15 @ 100 (NATL-RE), 5.000%, 7/1/33	976,374
1,000,000	Pittsylvania County, VA, Refunding G.O., Series B, 3.000%, 3/1/16	1,076,650
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,223,700
1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	1,608,037
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,158,365
1,175,000	Poquoson, VA, Refunding G.O. (State Aid Withholding), 5.000%, 2/15/19	1,445,426
1,160,000	Poquoson, VA, Refunding G.O. (State Aid Withholding), 5.000%, 2/15/21	1,454,605
1,325,000	Portsmouth, VA, Public Utilities Refunding G.O., Series A, Callable 7/15/22 @ 100 (State Aid Withholding), 5.000%, 7/15/24	1,659,417
1,655,000	Portsmouth, VA, Public Utilities Refunding G.O., Series A (State Aid Withholding), 4.000%, 7/15/19	1,950,087
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,747,483
1,055,000	Portsmouth, VA, Refunding G.O., Series D, Callable 7/15/20 @ 100, 5.000%, 7/15/21	1,315,342
1,500,000	Prince William County, VA, Facilities Refunding Certificate of Participation, 3.500%, 10/1/18	1,685,520
1,175,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	1,240,330

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,035,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/15	$1,151,706
1,520,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/16	1,743,409
880,000	Riverside, VA, Regional Jail Authority Refunding Revenue, Callable 7/1/13 @ 101 (NATL-RE), 5.000%, 7/1/17	917,312
1,100,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/15	1,190,255
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	1,015,245
1,090,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 4.000%, 11/1/23	1,242,327
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,838,846
1,000,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (AGM), 5.000%, 1/15/17	1,141,140
1,420,000	Spotsylvania County, VA, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,685,000
170,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), 4.000%, 8/1/15	180,640
355,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/17	384,472
600,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/18	651,966
375,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue, Series B (AGC), OID, 4.250%, 8/1/15	402,604
765,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program, Public Improvements Revenue, Series B (XLCA), 5.000%, 8/1/16	852,539
1,515,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Revenue, Series I, 4.000%, 2/1/16	1,659,531
960,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Revenue, Series I, 4.000%, 2/1/17	1,069,910

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,545,000	Suffolk, VA, Public Improvements Refunding G.O. (State Aid Withholding), 5.000%, 6/1/20	$1,937,847
1,000,000	Suffolk, VA, Public Improvements Refunding G.O., Callable 12/1/15 @100, 5.000%, 12/1/18	1,134,920
1,300,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/16	1,492,361
2,425,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/17	2,873,431
1,050,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project Refunding Revenue, 5.000%, 9/1/19	1,313,298
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program Refunding Revenue, Series B, 5.000%, 9/1/20	2,263,073
825,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, 21st Century College & Equipment, Series A, Callable 2/1/18 @ 100 (State Appropriation), 5.000%, 2/1/21	977,320
2,190,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/17 @ 100 (State Aid Withholding), OID, 4.500%, 9/1/26	2,504,134
1,495,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/21 @ 100, 4.000%, 9/1/22	1,745,353
1,525,000	Virginia Commonwealth, Public Improvements G.O., Series B, 5.000%, 6/1/17	1,835,444
1,000,000	Virginia Commonwealth, University & College Improvements G.O., Series A1, 4.000%, 6/1/20	1,199,630
1,075,000	Virginia Housing Development Authority, Commonwealth Mortgage Single Family Housing-State Refunding Revenue, Series A1, Callable 7/1/19 @ 100 (G.O. of Authority), 4.600%, 7/1/25	1,183,618
1,500,000	Virginia Housing Development Authority, Homeownership Mortgage Single Family Housing-State Revenue, Series A, 3.900%, 3/1/19	1,658,985
1,500,000	Virginia Port Authority Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,782,705
2,000,000	Virginia Public Building Authority Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,433,320
1,000,000	Virginia Public Building Authority, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/18	1,190,060
2,505,000	Virginia Public School Authority, School Financing 1997 Refunding Revenue (G.O. of Authority), OID, 2.000%, 8/1/22	2,484,835
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series B, Callable 8/1/17 @100 (NATL-RE), 5.000%, 8/1/26	1,168,450

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,150,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	$1,421,205
2,060,000	Virginia Resources Authority, State Revolving Fund Revenue, Series B, Callable 10/1/21 @ 100, 4.000%, 10/1/30	2,281,553
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	2,053,292
525,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, Callable 5/1/20 @ 100, OID, 4.000%, 11/1/20	589,360
1,255,000	Western Regional Jail Authority Revenue, Callable 6/1/17 @ 100 (NATL-RE), 4.750%, 6/1/23	1,403,567
2,000,000	York County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, 4.050%, 5/1/33(a)	2,087,540

		141,379,672

	Total Municipal Bonds (Cost $132,547,438)	143,191,383

Shares
INVESTMENT COMPANY (1.1%)
1,507,192	Federated Virginia Municipal Money Market Portfolio, Institutional Class	1,507,192

	Total Investment Company (Cost $1,507,192)	1,507,192

Total Investments — 99.5% (Cost $134,054,630)		144,698,575
Net Other Assets (Liabilities) — 0.5%		790,597

NET ASSETS — 100.0%.		$145,489,172

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

BHAC — Berkshire Hathaway Insurance Corp.

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS (98.4%)

	West Virginia (98.4%)
$1,885,000	Berkeley County Board of Education, WV, Refunding Public School G.O., 2.000%, 5/1/16	$1,967,883
975,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 3/1/15 @ 100, 5.000%,3/1/22	1,027,406
2,500,000	Berkeley, Hardy, & Jefferson Counties, WV, Local Multifamily Housing Revenue, Scattered Site Project, Callable 12/1/20 @ 100 (Freddie Mac), 5.375%, 12/1/44(a)	2,783,625
670,000	Braxton County, WV, Board of Education Public School Improvements G.O., Callable 5/1/18 @ 100 (AGM), 5.000%, 5/1/23	771,110
1,110,000	Brooke County, WV, Board of Education School Improvements G.O., Callable 10/29/12 @ 100 (NATL-RE FGIC), 5.000%, 5/1/16	1,114,285
1,450,000	Cabell County, WV, Board of Education School Improvements G.O. (NATL-RE), 5.000%, 5/1/16	1,671,691
1,215,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series B, 4.000%, 6/1/19	1,393,253
1,005,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,205,980
1,495,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,793,970
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 10/29/12 @ 100 (NATL-RE), OID, 5.375%, 7/1/13	682,632
1,460,000	Fairmont, WV, Waterworks Refunding Revenue, Series D (AGM), 3.000%, 7/1/18	1,582,071
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100 (AGM), 4.000%, 7/1/24	1,187,417
2,250,000	Greenbrier County, WV, Board of Education Public School Improvements G.O. (AGM), 5.000%, 5/1/18	2,729,655
2,090,000	Hancock County, WV, Board of Education Public School Improvements G.O., Callable 5/1/21 @ 100 (West Virginia Board Commission), OID, 4.500%, 5/1/32	2,344,332
1,320,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series A, Callable 6/1/18 @ 100, 6.500%, 6/1/23	1,337,292
745,000	Jefferson County, WV, Board of Education Public School Refunding G.O. (West Virginia Board Commission), 4.000%, 5/1/18	852,585
1,605,000	Jefferson County, WV, Board of Education Public School Refunding G.O. (West Virginia Board Commission), 4.000%, 5/1/19	1,849,811
815,000	Jefferson County, WV, Board of Education Public School Refunding G.O. (West Virginia Board Commission), 4.000%, 5/1/20	943,582
525,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	608,989

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,700,000	Marshall University, WV, Refunding Revenue, 5.000%, 5/1/19	$2,071,348
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,643,008
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,830,832
3,240,000	Monongalia County, WV, Board of Education G.O., Callable 5/1/14 @ 101 (NATL-RE), OID, 5.000%, 5/1/33	3,514,590
800,000	Monongalia County, WV, Board of Education Public School Refunding G.O. (West Virginia Board Commission), 4.000%, 5/1/19	924,192
1,545,000	Monongalia County, WV, Board of Education Public School Refunding G.O. (West Virginia Board Commission), 5.000%, 5/1/20	1,898,048
1,000,000	Monongalia County, WV, Board of Education Public School Refunding G.O., Callable 5/1/22 @ 100 (West Virginia Board Commission), 5.000%, 5/1/23	1,228,000
1,000,000	Monongalia County, WV, Board of Education Public School Refunding G.O., Callable 5/1/22 @ 100 (West Virginia Board Commission), 4.000%, 5/1/25	1,110,090
1,470,000	Monongalia County, WV, Building Commission, Monongalia General Hospital Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,560,875
905,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Financing District Tax Allocation Revenue, Series A, 5.350%, 6/1/17	940,684
1,030,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Financing District Tax Allocation Revenue, Series A, Callable 6/1/17 @ 100, 5.625%, 6/1/22	1,076,968
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/14	1,268,802
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/15	1,458,292
420,000	Pleasants County, WV, Board of Education Public School Improvements G.O., 3.000%, 5/1/17	457,153
520,000	Pleasants County, WV, Board of Education Public School Improvements G.O., 4.000%, 5/1/18	596,809
960,000	Pleasants County, WV, Board of Education Public School Improvements G.O., 4.000%, 5/1/21	1,112,534
795,000	Pleasants County, WV, Board of Education Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/22	908,923
1,210,000	Pleasants County, WV, Board of Education Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,366,187
1,265,000	Pleasants County, WV, Board of Education Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,412,259

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,000,000	Preston County, WV, Board of Education Public School Improvements G.O. (West Virginia Board Commission), 3.000%, 5/1/19	$1,092,740
1,595,000	Preston County, WV, Board of Education Public School Improvements G.O. (West Virginia Board Commission), 4.000%, 5/1/21	1,880,138
1,000,000	Princeton, WV, Princeton Community Hospital Project Refunding Revenue, Series A, 5.000%, 5/1/22	1,106,430
2,105,000	Putnam County, WV, Board of Education G.O., 4.000%, 5/1/19	2,479,479
1,000,000	Putnam County, WV, Board of Education G.O., Callable 5/1/20 @ 100, 4.000%, 5/1/22	1,149,080
1,400,000	Shepherd University Board of Governors, WV, Residence Facilities Projects Revenue, Callable 6/1/15 @ 100 (NATL-RE), 5.000%, 6/1/25	1,492,722
1,235,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (AGM), 5.000%, 9/1/14	1,340,988
2,600,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	3,100,604
750,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease Refunding Revenue, Series B, 4.000%, 11/1/21	857,453
1,000,000	West Virginia Economic Development Authority, Resource Recovery Improvements Revenue, Ohio Power Co. Amos Project, Series A, 3.125%, 3/1/43(a)	1,034,100
1,710,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, 3.000%, 12/15/18	1,872,826
2,390,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	2,580,674
670,000	West Virginia Higher Education Policy Commission, Community & Technology Capital Improvements Revenue, Series A, 5.000%, 7/1/17	788,429
1,600,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series A, 5.000%, 4/1/20	1,951,488
875,000	West Virginia Higher Education Policy Commission, Prerefunded Revenue, Higher Educational Facilities, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/16	935,331
250,000	West Virginia Higher Education Policy Commission, Unrefunded Revenue, Higher Educational Facilities, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/16	264,285
500,000	West Virginia Hospital Finance Authority, United Health System Refunding Revenue, Series C, 5.000%, 6/1/18	572,475

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,325,000	West Virginia Hospital Finance Authority, United Health System Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	$1,480,529
1,655,000	West Virginia Hospital Finance Authority, United Hospital Center, Inc. Project, Revenue, Series A, Callable 6/1/16 @100, OID (AMBAC), 4.750%, 6/1/31	1,721,051
845,000	West Virginia Hospital Finance Authority, Vy Health System Obligation Revenue, Callable 1/1/15 @ 100, OID, 5.000%, 1/1/24	873,181
755,000	West Virginia Housing Development Fund, New Issue Bond Program Refunding Revenue, Series A, 2.750%, 11/1/20	783,811
1,240,000	West Virginia Housing Development Fund, New Issue Bond Program Refunding Revenue, Series A, Callable 5/1/21 @100, 3.050%, 11/1/22	1,293,221
550,000	West Virginia School Building Authority Excess, School Improvements Revenue, 5.000%, 7/1/16	638,462
1,500,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/14	1,609,500
1,600,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/15	1,776,912
2,305,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/16	2,643,305
2,005,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/18	2,361,449
1,790,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/19	2,085,636
2,000,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/20	2,375,600
1,150,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 7/1/14	1,240,850
1,300,000	West Virginia School Building Authority, School Improvements Revenue, 5.000%, 7/1/18	1,585,389
1,000,000	West Virginia School Building Authority, School Improvements Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,162,890
1,840,000	West Virginia School Building Authority, WV, School Improvements Revenue, Callable 7/1/18 @100, 5.250%, 7/1/21	2,209,711
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.375%, 7/1/21	2,134,736
640,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, OID, 6.500%, 9/1/16	743,584

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,020,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/17	$1,217,492
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/19	2,484,260
285,000	West Virginia University, University Projects Refunding Revenue, Series B, Callable 10/1/14 @ 100 (NATL-RE FGIC), 5.000%, 10/1/21	308,846
1,500,000	West Virginia University, University Projects, University & College Improvement Revenue, Series B, 5.000%, 10/1/20	1,869,450
1,035,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A (NATL-RE), 5.250%, 4/1/28	1,370,713
500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/19	618,445
3,575,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/36	4,163,338
1,110,000	West Virginia Water Development Authority, Loan Program II Refunding Revenue, Series B, Callable 11/1/13 @ 101 (AMBAC), 5.250%, 11/1/23	1,158,019
890,000	West Virginia Water Development Authority, Loan Programs Refunding Revenue, Series A1, Callable 11/1/12 @ 102 (AMBAC), 5.250%, 11/1/23	910,060
2,090,000	West Virginia, State Road Refunding G.O. (NATL-RE FGIC), 5.000%, 6/1/15	2,341,657

	Total Municipal Bonds (Cost $116,206,094)	123,888,502

Shares		Fair Value
INVESTMENT COMPANY (2.4%)

2,953,213	Federated Tax-Free Obligations Fund, Institutional Class	$2,953,213

	Total Investment Company (Cost $2,953,213)	2,953,213

Total Investments — 100.8% (Cost $119,159,307)		126,841,715
Net Other Assets (Liabilities) — (0.8)%		(968,638)

NET ASSETS — 100.0%		$125,873,077

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

AGM	— Assured Guaranty Municipal Corp.

AMBAC	— American Municipal Bond Insurance Corp.

FGIC	— Financial Guaranty Insurance Corp.

G.O.	— General Obligation

NATL	— National

OID	— Original Issue Discount

RE	— Reinsurance

See accompanying notes to the financial statements.

Sterling Capital National Tax-Free Money Market Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Amortized Cost
MUNICIPAL BONDS (95.5%)

	Arizona (3.6%)
$1,210,000	Phoenix Industrial Development Authority, AZ, Southwestern College of Phoenix Revenue (Comerica Bank), 0.230%, 10/5/12(a)	$1,210,000
3,680,000	Sun Devil Energy Center LLC, Arizona State University Project Refunding Revenue (AGC, Royal Bank of Canada), 0.380%, 10/5/12(a)	3,680,000

		4,890,000

	California (4.8%)
6,000,000	Los Angeles Department of Water & Power Authority, CA, Refunding Revenue, subseries B2 (Royal Bank of Canada), 0.120%, 10/5/12(a)	6,000,000
500,000	Riverside, CA, Water Refunding Revenue, Series A, 0.230%, 5/1/13(a)	500,000

		6,500,000

	Colorado (3.4%)
4,600,000	Colorado Housing & Finance Authority, CO, Refunding Revenue, Class 1, Series A2 (FHLB), 0.180%, 10/5/12(a)	4,600,000

	Georgia (5.2%)
4,130,000	Bartow County Development Authority, GA, VMC Specialty Alloys Revenue (Comerica Bank), 0.180%, 10/5/12(a)	4,130,000
1,115,000	Main Street Natural Gas, Inc., GA, Gas Project Revenue, Series A (Royal Bank of Canada), 0.190%, 10/5/12(a)	1,115,000
1,750,000	Roswell Housing Authority, GA, Multifamily Housing, Belcourt Ltd. Project Refunding Revenue, Series A (Northern Trust Company), 0.180%, 10/5/12(a)	1,750,000

		6,995,000

	Illinois (1.5%)
2,000,000	Illinois Toll Highway Authority, Highway Improvements Revenue, Series A2A (Bank of Tokyo-Mitsubishi UFJ, Ltd.), 0.160%, 10/5/12(a)	2,000,000

	Indiana (3.0%)
4,000,000	Lawrenceburg, IN, Indiana Michigan Power Co., Project Refunding Revenue, Series H (Bank of Nova Scotia), 0.180%, 10/5/12(a)	4,000,000

	Louisiana (4.2%)
1,400,000	East Baton Rouge Parish, Industrial Development Board, Inc., LA, ExxonMobil Project Revenue, Series A, 0.180%, 10/1/12(a)	1,400,000
4,100,000	Louisiana Public Facilities Authority, Air Products & Chemicals Project Revenue, 0.170%, 10/5/12(a)	4,100,000
100,000	St. James Parish, LA, Nucor Steel LLC Project Revenue, Series B1, 0.190%, 10/5/12(a)	100,000

		5,600,000

	Massachusetts (7.1%)
3,000,000	Massachusetts Development Finance Agency, Partners Healthcare System Revenue, Series K1 (Partners Healthcare System, Inc., Wells Fargo Bank N.A.), 0.130%, 10/5/12(a)	3,000,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)

	Massachusetts — (continued)
$5,100,000	Massachusetts Health & Educational Facilities Authority, MA, Partners Health and Hospital Improvements Revenue (Partners Healthcare System, Inc., JP Morgan Chase Bank N.A.), 0.170%, 10/5/12(a)	$5,100,000
1,400,000	University of Massachusetts, MA, Building Authority, Refunding Revenue, Series 1 (Wells Fargo Bank N.A.), 0.130%, 10/5/12(a)	1,400,000

		9,500,000

	Michigan (3.0%)
4,000,000	Michigan Housing Development Authority, Refunding Revenue, Series E (Bank of Tokyo-Mitsubishi UFJ, Ltd.), 0.200%, 10/5/12(a)	4,000,000

	Minnesota (0.4%)
500,000	Minnesota Public Improvements G.O., Series A, 4.000%, 12/1/12	503,125

	Mississippi (0.9%)
1,160,000	Mississippi State, Refunding Revenue, G.O. Series F, 1.000%, 11/1/12	1,160,797

	Missouri (0.8%)
1,000,000	Missouri Environmental Improvement & Energy Resources Authority, State Revolving Funds Program, Water Utility Improvement Revenue, Series B, 5.250%, 1/1/13	1,012,667
100,000	Missouri Health & Educational Facilities Authority, BJC Health System, Refunding Revenue, Series B (U.S. Bank N.A.), 0.160%, 10/1/12(a)	100,000

		1,112,667

	Nevada (3.2%)
4,350,000	Clark County, NV, Las Vegas-McCarran International Airport, Refunding Revenue (Union Bank N.A.), 0.190%, 10/5/12(a)	4,350,000

	New Jersey (4.0%)
1,600,000	New Jersey Health Care Facilities Financing Authority, NJ, Refunding Revenue (AGC, Wells Fargo Bank N.A.), 0.170%, 10/5/12(a)	1,600,000
3,700,000	New Jersey Health Care Facilities Financing Authority, NJ, Robert Wood Johnson Health Care Corp. Refunding Revenue (TD Bank N.A.), 0.160%, 10/5/12(a)	3,700,000

		5,300,000

	New York (12.7%)
3,100,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue, Series A4 (TD Bank N.A.), 0.190%, 10/1/12(a)	3,100,000
200,000	New York State Housing Finance Agency, Gotham West Housing State Multifamily Housing Revenue, Series A2 (Wells Fargo Bank N.A.), 0.170%, 10/5/12(a)	200,000
4,500,000	New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue, 0.240%, 11/8/12(a)	4,500,000

Continued

Sterling Capital National Tax-Free Money Market Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)

	New York — (continued)
$6,000,000	New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, subseries CC2 (Bank of Nova Scotia), 0.200%, 10/1/12(a)	$6,000,000
1,000,000	New York, NY, City Municipal Water Finance Authority, Water Refunding Revenue, Sub-Series A1 (Mizuho Corporate Bank), 0.190%, 10/1/12(a)	1,000,000
2,300,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue, Series C (JP Morgan Chase Bank N.A.), 0.180%, 10/5/12(a)	2,300,000

		17,100,000

	North Carolina (3.2%)
215,000	North Carolina State Highway, Highway Improvement Revenue, G.O., 5.000%, 5/1/13	220,980
3,600,000	Raleigh, NC, Certificate of Participation, Downtown Improvements Projects, Series A (Wells Fargo Bank N.A.), 0.180%, 10/5/12(a)	3,600,000
490,000	Union County, NC, Refunding, G.O., Series C, 3.250%, 3/1/13	496,234

		4,317,214

	Ohio (6.3%)
3,700,000	Greene County, OH, Medical Health System, Inc. Refunding Revenue, Series A (JP Morgan Chase Bank), 0.220%, 10/5/12(a)	3,700,000
2,800,000	Montgomery County, OH, Miami Valley Hospital Revenue, Series B (MedAmerica Health Systems Corporation, JP Morgan Chase Bank N.A.), 0.190%, 10/1/12(a)	2,800,000
1,000,000	Ohio, OH, Refunding Revenue, Series A, 0.350%, 5/30/13	1,000,000
1,000,000	Ohio, OH, Revitalization Project Refunding Revenue, Series A, 0.350%, 5/30/13	1,000,000

		8,500,000

	Oklahoma (0.3%)
350,000	Oklahoma Turnpike Authority, OK, Second Senior Refunding Revenue, Series E (Oklahoma Turnpike Authority, JP Morgan Chase Bank N.A.), 0.200%, 10/1/12(a)	350,000

	Pennsylvania (4.0%)
700,000	Delaware County Industrial Development Authority, PA, Scott Paper Co. Revenue, Series A (Kimberly Clark Corp.), 0.180%, 10/5/12(a)	700,000
4,700,000	Philadelphia School District, Refunding G.O., Series C (TD Bank N.A.), 0.160%, 10/5/12(a)	4,700,000

		5,400,000

	South Carolina (0.4%)
500,000	Horry County School District, SC, School Improvements G.O., Series A, Prerefunded, 5.125%, 3/1/13	510,120

	Tennessee (4.5%)
6,000,000	Memphis Tennessee Regional Authority, TN, (Mizuho Corp. Bank), 0.180%, 10/17/12	6,000,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)

	Texas (6.6%)
$1,250,000	Fort Worth TX Water & Sewer System, TX, Refunding Revenue (Fort Worth Texas Water & Sewer System Revenue), 3.000%, 2/15/13	$1,262,899
3,000,000	Port of Corpus Christi Authority of Nueces County, TX, Refunding Revenue, Series A (Flint Hills Resources LLC), 0.240%, 10/5/12(a)	3,000,000
4,655,000	University of Texas, TX, Financing System, Refunding Revenue, Series B, 0.160%, 10/5/12(a)	4,655,000

		8,917,899

	Utah (2.3%)
3,125,000	Utah Housing Corp., UT, Timbergate Local Multifamily Housing Revenue, Series A (Freddie Mac), 0.230%, 10/5/12(a)	3,125,000

	Virginia (4.1%)
975,000	Hampton Roads Sanitation District, VA, Sewer Improvements Revenue, 2.000%, 11/1/12	976,378
1,800,000	Roanoke Industrial Development Authority, VA, Carilion Health System Revenue, Series A2, (AGM, Wells Fargo Bank N.A. ), 0.200%, 10/1/12(a)	1,800,000
500,000	Virginia Beach, VA, Refunding Revenue, G.O., 4.000%, 7/15/13	514,916
650,000	Virginia College Building Authority, 21St Century College Revenue, Series C (Wells Fargo Bank N.A.), 0.210%, 10/1/12(a)	650,000
1,500,000	Virginia Resources Authority, Infrastructure Revenue, Pooled Financing Program, Series B, 2.000%, 11/1/12	1,502,294

		5,443,588

	Wisconsin (6.0%)
1,500,000	Wisconsin Health & Educational Facilities Authority, WI, Capitol Lakes, Inc. Revenue, Series B (U.S. Bank N.A.), 0.190%, 10/5/12(a)	1,500,000
4,494,000	Wisconsin State of Revenue, 0.250%, 12/7/12	4,494,000
2,000,000	Wisconsin State of Revenue, 0.260%, 1/17/13	2,000,000

		7,994,000

	Total Municipal Bonds (Cost $128,169,410)	128,169,410

Continued

Sterling Capital National Tax-Free Money Market Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

Shares		Fair Value
INVESTMENT COMPANY (4.5%)
5,974,156	BlackRock Liquidity Funds, MuniFund	$5,974,156

	Total Investment Company (Cost $5,974,156)	5,974,156

Total Investments — 100.0% (Cost $134,143,566)		134,143,566
Net Other Assets (Liabilities) — 0.0%		51,825

NET ASSETS — 100.0%		$134,195,391

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the next reset date.

AGC	— Assured Guaranty Corp.
AGM	— Assured Guaranty Municipal Corp.
FHLB	— Federal Home Loan Bank
G.O.	— General Obligation

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Amortized Cost
CERTIFICATES OF DEPOSIT (14.6%)

	Banks (14.6%)
$5,000,000	Bank of Montreal, Chicago, 0.320%, 12/11/12	$5,000,000
4,250,000	Bank of Tokyo Mitsubishi UFJ, Ltd. NY, 0.360%, 10/5/12	4,250,000
8,000,000	Bank of Tokyo Mitsubishi UFJ, Ltd. NY, 0.480%, 1/24/13	8,000,000
5,000,000	National Australia Bank, Ltd. NY, 0.400%, 4/18/13	5,000,000
19,000,000	Norinchukin Bank, NY, 0.170%, 10/2/12	19,000,000
5,000,000	Sumitomo Mitsui Banking Corp. NY, 0.320%, 11/13/12	5,000,000
6,000,000	Sumitomo Mitsui Trust Bank, Ltd. NY, 0.370%, 10/10/12	6,000,000
4,000,000	Toronto Dominion Bank, NY, 0.320%, 3/18/13	4,000,000
3,000,000	Westpac Banking Corp., NY, 0.331%, 10/5/12(a)	3,000,000

	Total Certificates of Deposit (Cost $59,250,000)	59,250,000

COMMERCIAL PAPER(b) (47.0%)

	Asset Backed Securities (21.5%)
13,000,000	Fairway Finance Co. LLC, 0.268%, 10/9/12(a)(c)	13,000,000
20,000,000	Jupiter Securitization Co. LLC, 0.210%, 12/14/12(c)	19,991,367
9,000,000	Liberty Street Funding LLC, 0.210%, 10/4/12(c)	8,999,843
15,000,000	Metlife Short Term Funding LLC, 0.260%, 11/26/12(c)	14,993,933
6,000,000	Metlife Short Term Funding LLC, 0.230%, 12/14/12(c)	5,997,163
12,000,000	Old Line Funding LLC, 0.180%, 10/22/12(c)	11,998,740
10,000,000	Thunder Bay Funding LLC, 0.250%, 10/9/12(c).	9,999,444
2,540,000	Thunder Bay Funding LLC, 0.200%, 10/15/12(c)	2,539,802

		87,520,292

	Financial Services (25.5%)
8,000,000	Australia & New Zealand Banking Group, Ltd., 0.320%, 1/30/13(c)	7,991,396
8,000,000	Bank of Tokyo Mitsubishi UFJ, Ltd., 0.410%, 11/26/12	7,994,898
19,000,000	Caisse centrale Desjardins du Quebec, 0.190%, 12/14/12(c)	18,992,579
5,000,000	Commonwealth Bank of Australia, 0.230%, 10/17/12(c)	4,999,489
10,000,000	General Electric Capital Corp., 0.250%, 10/15/12	9,999,028
11,000,000	General Electric Capital Corp., 0.240%, 12/3/12	10,995,380
10,000,000	Mizuho Funding LLC, 0.350%, 10/16/12(c)	9,998,542
1,500,000	State Street Corp., 0.240%, 11/1/12	1,499,690
18,000,000	State Street Corp., 0.200%, 12/14/12	17,992,600
13,000,000	Sumitomo Mitsui Banking Corp., 0.310%, 12/14/12(c)	12,991,716

		103,455,318

	Total Commercial Paper (Cost $190,975,610)	190,975,610

Principal Amount		Amortized Cost
CORPORATE BONDS (1.2%)

	Financials (1.2%)
$ 5,000,000	Westpac Securities NZ, Ltd., 2.625%, 1/28/13(c)	$5,035,094

	Total Corporate Bonds (Cost $5,035,094)	5,035,094

VARIABLE RATE NOTES(a) (0.1%)

	Financials (0.1%)
400,000	JPMorgan Chase Bank N.A., 0.336%, 10/29/12	399,916

	Total Variable Rate Notes (Cost $399,916)	399,916

U.S. TREASURY BILLS(b) (15.5%)
28,000,000	0.093%, 12/20/12	27,994,244
15,000,000	0.100%, 12/20/12	14,996,667
20,000,000	0.105%, 12/20/12	19,995,333

	Total U.S. Treasury Bills (Cost $62,986,244)	62,986,244

U.S. GOVERNMENT AGENCIES(b) (12.3%)

	Federal Home Loan Bank (4.9%)
20,000,000	0.140%, 12/14/12	19,994,450

	Freddie Mac (7.4%)
30,000,000	0.120%, 12/14/12	29,992,908

	Total U.S. Government Agencies (Cost $49,987,358)	49,987,358

U.S. TREASURY NOTES (3.2%)
5,000,000	0.375%, 10/1/12	5,000,000
6,500,000	2.875%, 1/31/13	6,558,062
1,700,000	0.625%, 2/28/13	1,703,028

	Total U.S. Treasury Notes (Cost $13,261,090)	13,261,090

REPURCHASE AGREEMENTS (6.1%)
24,847,000	Goldman Sachs & Co., 0.210%, dated 9/28/12, due 10/1/12, proceeds at maturity, $24,847,435 (Collateralized fully by Government Mortgage-Backed Securities)	24,847,000

	Total Repurchase Agreements (Cost $24,847,000)	24,847,000

Shares		Fair Value
INVESTMENT COMPANY (0.0%)
976	BlackRock Liquidity Funds, TempFund	976

	Total Investment Company (Cost $976)	976

Total Investments — 100.0% (Cost $406,743,288)		406,743,288
Net Other Assets (Liabilities) — (0.0)%		(131,260)

NET ASSETS — 100.0%		$406,612,028

Continued

Sterling Capital Prime Money Market Fund
Schedule of Portfolio Investments — (continued)
September 30, 2012

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the next reset date.

(b)	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund
Schedule of Portfolio Investments
September 30, 2012

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (7.2%)
$15,000,000	0.500%, 11/30/12	$15,008,453

	Total U.S. Treasury Notes (Cost $15,008,453)	15,008,453

U.S. TREASURY BILLS(a) (43.3%)
15,000,000	0.104%, 10/18/12	14,999,260
20,000,000	0.073%, 11/1/12	19,998,740
15,000,000	0.097%, 11/15/12	14,998,190
15,000,000	0.090%, 12/6/12	14,997,525
10,000,000	0.125%, 12/13/12	9,997,466
15,000,000	0.117%, 12/27/12	14,995,759

	Total U.S. Treasury Bills (Cost $89,986,940)	89,986,940

Principal Amount		Amortized Cost
REPURCHASE AGREEMENTS (49.5%)
$ 38,801,534	Bank of America Corp., 0.140%, dated 9/28/12, due 10/1/12, proceeds at maturity, $ 38,801,987 (Collateralized fully by U.S. Treasury Securities)	$38,801,534
24,000,000	Goldman Sachs & Co., 0.120%, dated 9/28/12, due 10/1/12, proceeds at maturity, $ 24,000,240 (Collateralized fully by U.S. Treasury Securities)	24,000,000
40,000,000	JPMorgan Chase & Co., 0.140%, dated 9/28/12, due 10/1/12, proceeds at maturity, $ 40,000,467 (Collateralized fully by U.S. Treasury Securities)	40,000,000

	Total Repurchase Agreements (Cost $102,801,534)	102,801,534

Total Investments — 100.0% (Cost $207,796,927)		207,796,927
Net Other Assets (Liabilities) — (0.0)%		(13,464)

NET ASSETS — 100.0%		$207,783,463

(a)	Rate disclosed represents the annualized yield from date of purchase.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Conservative Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (77.2%)
32,730	Sterling Capital Equity Income Fund, Institutional Class	$525,651
50,109	Sterling Capital Mid Value Fund, Institutional Class	720,070
112,321	Sterling Capital Select Equity Fund, Institutional Class	1,445,575
14,866	Sterling Capital Small Value Fund, Institutional Class(a)	179,581
17,928	Sterling Capital Special Opportunities Fund, Institutional Class(a)	340,458
958,838	Sterling Capital Total Return Bond Fund, Institutional Class	10,700,627
477,966	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	477,966

	Total Affiliated Investment Companies (Cost $12,560,205)	14,389,928

NON-AFFILIATED INVESTMENT COMPANIES (8.0%)
50,399	Credit Suisse Commodity Return Strategy Fund(a)	431,414
24,635	Harding, Loevner International Equity Portfolio	371,254
17,783	Lazard Emerging Markets Equity Portfolio	346,413
10,321	Oppenheimer Developing Markets Fund	346,697

	Total Non-Affiliated Investment Companies (Cost $1,402,254)	1,495,778

EXCHANGE TRADED FUNDS (18.9%)
6,394	iShares Dow Jones US Real Estate Index Fund	411,710
12,869	iShares MSCI EAFE Index Fund	682,057
6,222	iShares MSCI EAFE Small Cap Index Fund	240,791
7,506	iShares MSCI EAFE Value Index Fund	340,847
3,949	iShares MSCI Emerging Markets Index Fund	163,173
3,437	iShares Russell 2000 Index Fund	286,852
12,051	iShares Russell Midcap Growth Index Fund	748,970
4,540	iShares S&P 500 Index Fund	655,576

	Total Exchange Traded Funds (Cost $2,767,221)	3,529,976

Total Investments — 104.1% (Cost $16,729,680)		19,415,682
Net Other Assets (Liabilities) — (4.1)%		(761,530)

NET ASSETS — 100.0%		$18,654,152

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (61.9%)
87,512	Sterling Capital Equity Income Fund, Institutional Class	$1,405,449
134,044	Sterling Capital Mid Value Fund, Institutional Class	1,926,215
300,570	Sterling Capital Select Equity Fund, Institutional Class	3,868,341
39,791	Sterling Capital Small Value Fund, Institutional Class(a)	480,673
47,953	Sterling Capital Special Opportunities Fund, Institutional Class(a)	910,631
1,079,666	Sterling Capital Total Return Bond Fund, Institutional Class	12,049,071
695,238	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	695,238

	Total Affiliated Investment Companies (Cost $17,923,499)	21,335,618

NON-AFFILIATED INVESTMENT COMPANIES (9.3%)

122,807	Credit Suisse Commodity Return Strategy Fund(a)	1,051,230
65,970	Harding, Loevner International Equity Portfolio	994,165
28,789	Lazard Emerging Markets Equity Portfolio	560,817
17,451	Oppenheimer Developing Markets Fund	586,183

	Total Non-Affiliated Investment Companies (Cost $2,971,713)	3,192,395

EXCHANGE TRADED FUNDS (28.8%)

16,147	iShares Dow Jones US Real Estate Index Fund	1,039,705
34,428	iShares MSCI EAFE Index Fund	1,824,684
16,867	iShares MSCI EAFE Small Cap Index Fund	652,753
20,076	iShares MSCI EAFE Value Index Fund	911,651
26,145	iShares MSCI Emerging Markets Index Fund	1,080,311
8,642	iShares Russell 2000 Index Fund	721,261
31,137	iShares Russell Midcap Growth Index Fund	1,935,165
12,143	iShares S&P 500 Index Fund	1,753,449

	Total Exchange Traded Funds (Cost $8,006,792)	9,918,979

Total Investments — 100.0% (Cost $28,902,004)		34,446,992
Net Other Assets (Liabilities) — 0.0%		4,353

NET ASSETS — 100.0%		$34,451,345

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (52.3%)

77,829	Sterling Capital Equity Income Fund, Institutional Class	$1,249,936
119,207	Sterling Capital Mid Value Fund, Institutional Class	1,713,008
267,337	Sterling Capital Select Equity Fund, Institutional Class	3,440,631
35,401	Sterling Capital Small Value Fund, Institutional Class(a)	427,650
42,644	Sterling Capital Special Opportunities Fund, Institutional Class(a)	809,811
412,720	Sterling Capital Total Return Bond Fund, Institutional Class	4,605,957
524,724	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	524,724

	Total Affiliated Investment Companies (Cost $10,322,849)	12,771,717

NON-AFFILIATED INVESTMENT COMPANIES (9.9%)

108,077	Credit Suisse Commodity Return Strategy Fund(a)	925,142
58,832	Harding, Loevner International Equity Portfolio	886,601
15,491	Lazard Emerging Markets Equity Portfolio	301,763
9,354	Oppenheimer Developing Markets Fund	314,191

	Total Non-Affiliated Investment Companies (Cost $2,256,208)	2,427,697

EXCHANGE TRADED FUNDS (37.9%)

14,490	iShares Dow Jones US Real Estate Index Fund	933,011
30,628	iShares MSCI EAFE Index Fund	1,623,284
15,272	iShares MSCI EAFE Small Cap Index Fund	591,026
17,862	iShares MSCI EAFE Value Index Fund	811,113
32,668	iShares MSCI Emerging Markets Index Fund	1,349,842
7,686	iShares Russell 2000 Index Fund	641,474
27,700	iShares Russell Midcap Growth Index Fund	1,721,555
10,865	iShares S&P 500 Index Fund	1,568,906

	Total Exchange Traded Funds (Cost $7,542,048)	9,240,211

Total Investments — 100.1% (Cost $20,121,105)		24,439,625
Net Other Assets (Liabilities) — (0.1)%		(35,414)

NET ASSETS — 100.0%		$24,404,211

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Equity Fund
Schedule of Portfolio Investments
September 30, 2012

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (50.5%)

24,962	Sterling Capital Equity Income Fund, Institutional Class	$400,894
39,708	Sterling Capital Mid Value Fund, Institutional Class	570,609
126,410	Sterling Capital Select Equity Fund, Institutional Class	1,626,903
11,825	Sterling Capital Small Value Fund, Institutional Class(a)	142,843
46,308	Sterling Capital Special Opportunities Fund, Institutional Class(a)	879,392
109,118	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	109,118

	Total Affiliated Investment Companies (Cost $2,959,654)	3,729,759

NON-AFFILIATED INVESTMENT COMPANIES (9.5%)

37,985	Credit Suisse Commodity Return Strategy Fund(a)	325,154
16,847	Harding, Loevner International Equity Portfolio	253,881
3,083	Lazard Emerging Markets Equity Portfolio	60,064
1,778	Oppenheimer Developing Markets Fund	59,717

	Total Non-Affiliated Investment Companies (Cost $643,926)	698,816

EXCHANGE TRADED FUNDS (40.0%)

5,072	iShares Dow Jones US Real Estate Index Fund	326,586
13,983	iShares MSCI EAFE Index Fund	741,099
5,928	iShares MSCI EAFE Small Cap Index Fund	229,414
5,466	iShares MSCI EAFE Value Index Fund	248,211
15,034	iShares MSCI Emerging Markets Index Fund	621,205
2,629	iShares Russell 2000 Index Fund	219,416
9,082	iShares Russell Midcap Growth Index Fund	564,446

	Total Exchange Traded Funds (Cost $2,586,141)	2,950,377

Total Investments — 100.0% (Cost $6,189,721)		7,378,952
Net Other Assets (Liabilities) — 0.0%		1,175

NET ASSETS — 100.0%		$7,380,127

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2012

	Sterling Capital Select Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$222,550,463	$365,245,098
Cash	—	—
Interest and dividends receivable	232,947	542,697
Receivable for investments sold	682,018	112,175
Receivable for capital shares issued	409,544	905,236
Prepaid expenses	16,269	17,891

Total Assets	223,891,241	366,823,097

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $1,059,728, $640,609, $ — and $ — , respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	4,047,139	989,923
Payable for capital shares redeemed	76	432,632
Accrued expenses and other payables:
Investment advisory fees	108,290	211,422
Administration fees	17,642	29,542
Compliance service fees	199	342
Distribution (12b-1) fees	7,371	6,657
Other	36,195	65,607

Total Liabilities	4,216,912	1,736,125

Net Assets	$219,674,329	$365,086,972

Net Assets Consist of:
Capital	$292,001,291	$338,559,585
Accumulated undistributed (distributions in excess of) net investment income	127,265	406,587
Accumulated realized gain (loss)	(118,518,782)	(24,116,387)
Net unrealized appreciation (depreciation)	46,064,555	50,237,187

Net Assets	$219,674,329	$365,086,972

Net Assets
Class A Shares	$28,617,531	$21,975,584
Class B Shares	1,638,182	1,995,948
Class C Shares	167,076	538,298
Institutional Shares	189,251,540	340,577,012
Class R Shares	—	130

Total	$219,674,329	$365,086,972

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,235,859	1,538,433
Class B Shares	130,252	147,280
Class C Shares	13,372	39,832
Institutional Shares	14,710,045	23,706,902
Class R Shares	—	9

Total	17,089,528	25,432,456

Net Asset Value
Class A Shares - redemption price per share	$12.80	$14.28

Class B Shares - offering price per share*	$12.58	$13.55

Class C Shares - offering price per share*	$12.49	$13.51

Institutional Shares	$12.87	$14.37

Class R Shares	$—	$14.20 **

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$13.58	$15.15

(a) Investments at cost	$176,485,908	$315,007,911

*	Redemption price per share varies by length of time shares are held.
**	The Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund net asset value for Class R Shares is calculated using unrounded net assets of $130.20 and $124.85 divided by the unrounded shares of 9.167, and 10.374, respectively.

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund		Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Short-Term Bond Fund	Sterling Capital Intermediate U.S. Government Fund

$ 78,784,347		$658,343,359	$1,201,754,202	$54,988,348	$93,220,882
—		—	4	—	—
93,558		530,575	1,082,705	465,299	443,812
25,732		274,887	26,970,695	—	2,111,250
239,792		617,420	7,283,062	1,209,909	117,099
12,796		22,657	34,442	2,557	4,713

79,156,225		659,788,898	1,237,125,110	56,666,113	95,897,756

—		1,646,259	1,406,830	—	—
—		—	1,804	97,384	121,004
108,387		337,897	16,964,891	111,691	2,874,605
160		1,079,385	2,022,421	9,418	587,095

53,142		436,517	698,644	13,311	36,850
6,495		53,393	97,614	4,341	7,515
77		601	977	52	124
1,839		115,570	244,861	1,897	4,222
15,426		131,464	215,769	12,005	25,109

185,526		3,801,086	21,653,811	250,099	3,656,524

$78,970,699		$655,987,812	$1,215,471,299	$56,416,014	$92,241,232

$84,785,391		$508,086,736	$1,033,552,096	$64,655,504	$94,195,730
—		219,343	1,132,934	(97,384)	1,178,198
(6,993,890)		28,059,074	16,661,680	(8,953,662)	(8,760,168)
1,179,198		119,622,659	164,124,589	811,556	5,627,472

$78,970,699		$655,987,812	$1,215,471,299	$56,416,014	$92,241,232

$6,720,251		$174,085,141	$371,659,299	$8,964,873	$12,788,361
431,918		12,466,234	12,653,154	—	896,161
107,742		82,536,253	194,344,546	216,318	1,096,572
71,710,663		386,543,208	635,360,122	47,234,823	77,460,138
125		356,976	1,454,178	—	—

$78,970,699		$655,987,812	$1,215,471,299	$56,416,014	$92,241,232

559,412		9,404,487	23,187,027	946,650	1,177,895
36,602		728,667	791,534	—	82,821
9,135		4,821,123	12,204,025	22,846	101,144
5,936,283		20,356,900	39,563,287	4,987,403	7,126,212
10		18,962	91,193	—	—

6,541,442		35,330,139	75,837,066	5,956,899	8,488,072

$12.01		$18.51	$16.03	$9.47	$10.86

$11.80		$17.11	$15.99	$—	$10.82

$11.79		$17.12	$15.92	$9.47	$10.84

$12.08		$18.99	$16.06	$9.47	$10.87

$12.03	**	$18.83	$15.95	$—	$—

5.75%		5.75%	5.75%	2.50%	2.50%

$12.74		$19.64	$17.01	$9.71	$11.14

$77,605,149		$538,134,169	$1,036,863,392	$54,176,792	$87,593,410

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2012

	Sterling Capital Total Return Bond Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund
Assets:
Investments at fair value (a)	$582,656,552	$25,903,850
Interest and dividends receivable	3,725,478	280,313
Receivable for investments sold	2,556,493	—
Receivable for capital shares issued	1,271,130	119,594
Prepaid expenses	12,821	679

Total Assets	590,222,474	26,304,436

Liabilities:
Distributions payable	831,894	37,815
Payable for investments purchased	14,979,474	523,250
Payable for capital shares redeemed	666,916	—
Accrued expenses and other payables:
Investment advisory fees	173,093	9,476
Administration fees	45,780	2,080
Compliance service fees	539	25
Distribution (12b-1) fees	17,320	2,374
Other	94,034	5,930

Total Liabilities	16,809,050	580,950

Net Assets	$573,413,424	$25,723,486

Net Assets Consist of:
Capital	$546,228,568	$23,524,203
Accumulated undistributed (distributions in excess of) net investment income	599,733	2,456
Accumulated realized gain	3,121,518	135,872
Net unrealized appreciation (depreciation)	23,463,605	2,060,955

Net Assets	$573,413,424	$25,723,486

Net Assets
Class A Shares	$50,062,533	$10,968,660
Class B Shares	3,132,409	—
Class C Shares	5,844,565	208,790
Institutional Shares	514,368,417	14,546,036
Class R Shares	5,500	—

Total	$573,413,424	$25,723,486

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	4,490,291	982,367
Class B Shares	280,672	—
Class C Shares	523,428	18,701
Institutional Shares	46,108,847	1,304,864
Class R Shares	495	—

Total	51,403,733	2,305,932

Net Asset Value
Class A Shares - redemption price per share	$11.15	$11.17

Class B Shares - offering price per share*	$11.16	$—

Class C Shares - offering price per share*	$11.17	$11.16

Institutional Shares	$11.16	$11.15

Class R Shares	$11.11	$—

Maximum Sales Charge - Class A Shares	5.75%	2.50%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.83	$11.46

(a) Investments at cost	$559,192,947	$23,842,895

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$45,479,159	$258,614,583	$74,369,253	$144,698,575	$126,841,715
393,338	3,281,783	785,952	1,452,707	1,677,510
—	—	—	—	—
—	1,488,659	420,164	256,485	503,501
—	2,358	1,878	2,996	3,890

45,872,497	263,387,383	75,577,247	146,410,763	129,026,616

55,889	375,384	86,348	183,180	193,889
610,156	3,923,240	—	540,850	2,810,647
948	64,617	8,948	94,716	61,776

16,356	93,729	27,019	53,068	46,393
3,552	20,371	5,869	11,534	10,093
43	242	68	137	114
3,074	15,540	4,777	12,720	8,701
9,432	44,526	14,451	25,386	21,926

699,450	4,537,649	147,480	921,591	3,153,539

$45,173,047	$258,849,734	$75,429,767	$145,489,172	$125,873,077

$41,685,588	$238,265,895	$70,375,876	$133,677,595	$116,704,653
3,632	74,251	3,816	42,835	(21,796)
601,997	1,887,665	600,956	1,124,797	1,507,812
2,881,830	18,621,923	4,449,119	10,643,945	7,682,408

$45,173,047	$258,849,734	$75,429,767	$145,489,172	$125,873,077

$9,877,316	$65,544,037	$22,397,705	$50,834,756	$40,019,156
—	—	—	—	—
1,321,237	3,250,915	506,527	2,884,160	729,224
33,974,494	190,054,782	52,525,535	91,770,256	85,124,697
—	—	—	—	—

$45,173,047	$258,849,734	$75,429,767	$145,489,172	$125,873,077

854,390	5,771,741	1,971,939	4,083,768	3,809,077
—	—	—	—	—
114,250	286,478	44,607	231,758	69,412
2,934,478	16,737,183	4,655,289	7,374,356	8,093,771
—	—	—	—	—

3,903,118	22,795,402	6,671,835	11,689,882	11,972,260

$11.56	$11.36	$11.36	$12.45	$10.51

$—	$—	$—	$—	$—

$11.56	$11.35	$11.36	$12.44	$10.51

$11.58	$11.36	$11.28	$12.44	$10.52

$—	$—	$—	$—	$—

2.50%	2.50%	2.50%	2.50%	2.50%

$11.86	$11.65	$11.65	$12.77	$10.78

$42,597,329	$239,992,660	$69,920,134	$134,054,630	$119,159,307

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2012

	Sterling Capital National Tax-Free Money Market Fund	Sterling Capital Prime Money Market Fund
Assets:
Investments:
Investments at fair value - unaffiliated (a)	$134,143,566	$381,896,288
Investments at fair value - affiliated (b)	—	—
Repurchase agreements at value (c)	—	24,847,000
Interest and dividends receivable - unaffiliated	79,748	96,467
Interest and dividends receivable - affiliated	—	—
Receivable for capital shares issued	—	5,118
Receivable from Investment Advisor	5,974	—
Prepaid expenses	2,495	9,810

Total Assets	134,231,783	406,854,683

Liabilities:
Distributions payable	871	1,592
Payable for capital shares redeemed	—	118,453
Accrued expenses and other payables:
Investment advisory fees	—	12,612
Administration fees	10,623	33,514
Audit fees	6,122	19,391
Compliance service fees	131	411
Distribution (12b-1) fees	—	—
Legal fees	1,969	4,335
Printing fees	6,298	18,860
Transfer agent fees	7,546	25,169
Other	2,832	8,318

Total Liabilities	36,392	242,655

Net Assets	$134,195,391	$406,612,028

Net Assets Consist of:
Capital	$134,194,102	$406,611,405
Accumulated undistributed net investment income	1,289	2,202
Accumulated realized gain (loss)	—	(1,579)
Net unrealized appreciation (depreciation)	—	—

Net Assets	$134,195,391	$406,612,028

Net Assets
Class A Shares	$187,314	$137,776,419
Class B Shares	—	472,926
Class C Shares	1,001	449,232
Institutional Shares	134,007,076	267,913,451

Total	$134,195,391	$406,612,028

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	187,293	137,774,576
Class B Shares	—	473,677
Class C Shares	1,000	449,220
Institutional Shares	134,008,838	267,929,709

Total	134,197,131	406,627,182

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00

Class B Shares - offering price per share*	$—	$1.00

Class C Shares - offering price per share*	$1.00	$1.00

Institutional Shares	$1.00	$1.00

Maximum Sales Charge - Class A Shares	N/A	N/A

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00

Investments at cost:
(a) Investments at cost - unaffiliated	$134,143,566	$381,896,288
(b) Investments at cost - affiliated	$—	$—
(c) Repurchase agreements at cost	$—	$24,847,000

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund	Sterling Capital Strategic Allocation Equity Fund

$104,995,393	$5,025,754	$13,111,374	$11,667,908	$3,649,193
—	14,389,928	21,335,618	12,771,717	3,729,759
102,801,534	—	—	—	—
26,365	6,971	18,145	16,257	2,654
—	32,087	36,577	13,846	1
1,027	27,420	2,485	1,002	1,019
9,462	—	—	—	—
8,177	2,840	3,652	4,371	3,703

207,841,958	19,485,000	34,507,851	24,475,101	7,386,329

731	5,665	928	549	216
1,734	813,178	31,365	52,658	—

—	3,979	7,109	5,024	1,526
16,814	—	—	—	—
9,820	770	1,448	1,024	319
195	18	33	23	7
—	4,125	10,485	7,725	2,504
3,174	288	517	362	109
9,807	724	1,364	964	301
12,123	1,216	2,133	1,585	464
4,097	885	1,124	976	756

58,495	830,848	56,506	70,890	6,202

$207,783,463	$18,654,152	$34,451,345	$24,404,211	$7,380,127

$207,781,411	$25,221,402	$43,883,906	$36,210,274	$17,155,260
2,052	15,305	16,318	13,143	1,617
—	(9,268,557)	(14,993,867)	(16,137,726)	(10,965,981)
—	2,686,002	5,544,988	4,318,520	1,189,231

$207,783,463	$18,654,152	$34,451,345	$24,404,211	$7,380,127

$98,233,494	$13,704,302	$28,374,585	$18,827,422	$5,830,177
396,398	1,396,734	5,183,676	4,345,946	1,496,896
107,942	206,918	419,530	294,435	39,645
109,045,629	3,346,198	473,554	936,408	13,409

$207,783,463	$18,654,152	$34,451,345	$24,404,211	$7,380,127

98,233,296	1,415,768	3,108,178	2,223,699	716,150
396,447	143,967	579,761	526,389	193,459
107,936	21,464	46,744	35,743	5,139
109,045,045	341,971	51,566	110,373	1,629

207,782,724	1,923,170	3,786,249	2,896,204	916,377

$1.00	$9.68	$9.13	$8.47	$8.14

$1.00	$9.70	$8.94	$8.26	$7.74

$1.00	$9.64	$8.98	$8.24	$7.71

$1.00	$9.79	$9.18	$8.48	$8.23

N/A	5.75%	5.75%	5.75%	5.75%

$1.00	$10.27	$9.69	$8.99	$8.64

$104,995,393	$4,169,475	$10,978,505	$9,798,256	$3,230,067
$—	$12,560,205	$17,923,499	$10,322,849	$2,959,654
$102,801,534	$—	$—	$—	$—

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2012

	Sterling Capital Select Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	4,310,774	7,040,879
Foreign tax withholding	(29,067)	(100,510)
Other income	189	764

Total investment income	4,281,896	6,941,133

Expenses:
Investment advisory fees (See Note 5)	1,484,935	2,533,951
Administration fees (See Note 5)	209,953	358,305
Distribution fees - Class A Shares	90,576	53,713
Distribution fees - Class B Shares	18,322	24,367
Distribution fees - Class C Shares	2,073	5,095
Distribution fees - Class R Shares	—	—
Compliance service fees (See Note 5)	2,323	3,971
Trustee fees	18,914	32,624
Audit fees	22,255	37,903
Custodian fees	10,892	16,839
Fund accounting fees (See Note 5)	19,482	33,291
Interest expense (See Note 7)	—	—
Legal fees	24,874	42,715
Printing fees	26,158	45,997
Transfer agent fees (See Note 5)	94,804	184,296
Other	55,938	78,765

Total expenses before waivers	2,081,499	3,451,832

Less expenses waived by the Investment Advisor (See Note 5)	(235,048)	(46,406)
Less expenses waived by the Distributor (See Note 5)	(22,380)	—

Net expenses	1,824,071	3,405,426

Net investment income	2,457,825	3,535,707

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	3,798,125	22,174,757
Written options	—	—
Change in unrealized appreciation/depreciation on:
Investments	48,298,392	57,049,107
Written options	—	—

Total realized and unrealized gain	52,096,517	79,223,864

Change in net assets from operations	$54,554,342	$82,759,571

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Short-Term Bond Fund	Sterling Capital Intermediate U.S. Government Fund

$—	$—	$—	$1,497,600	$4,136,993
1,262,361	8,857,539	28,253,958	99,628	244
(10,649)	(210,534)	(647,974)	—	—
2,038	3,845	1,758	2	262

1,253,750	8,650,850	27,607,742	1,597,230	4,137,499

674,887	5,366,064	6,899,527	175,130	769,891
81,682	676,475	992,320	56,237	147,722
22,641	671,199	964,034	26,277	44,626
5,262	154,595	132,414	—	11,997
1,054	812,244	1,528,911	755	9,406
—	1,684	3,942	—	—
906	7,492	10,904	625	1,661
7,438	61,924	85,575	5,308	14,840
8,582	70,555	97,146	6,045	16,382
4,185	32,662	49,609	3,010	7,442
7,606	62,990	91,283	5,243	13,976
68	267	—	—	—
9,778	80,949	113,244	6,860	18,555
12,676	87,999	117,271	7,908	20,399
43,818	415,777	645,962	25,807	73,832
48,970	111,611	151,144	30,084	33,488

929,553	8,614,487	11,883,286	349,289	1,184,217

(26,707)	—	—	(7,875)	(68,296)
(5,617)	(175,787)	(212,251)	(6,469)	(11,794)

897,229	8,438,700	11,671,035	334,945	1,104,127

356,521	212,150	15,936,707	1,262,285	3,033,372

2,143,060	28,693,005	43,151,221	229,158	6,285,092
—	2,793,864	507,280	—	—

12,911,771	110,716,825	121,456,567	1,186,455	(4,256,203)
—	(2,413,336)	(826,580)	—	—

15,054,831	139,790,358	164,288,488	1,415,613	2,028,889

$15,411,352	$140,002,508	$180,225,195	$2,677,898	$5,062,261

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2012

	Sterling Capital Total Return Bond Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund
Investment Income:
Interest income	$17,472,383	$813,657
Dividend income	487,623	319
Other income	1,420	—

Total investment income	17,961,426	813,976

Expenses:
Investment advisory fees (See Note 5)	2,228,119	108,375
Administration fees (See Note 5)	513,265	24,313
Distribution fees - Class A Shares	139,945	31,911
Distribution fees - Class B Shares	35,138	—
Distribution fees - Class C Shares	48,572	793
Distribution fees - Class R Shares	29	—
Compliance service fees (See Note 5)	5,716	271
Trustee fees	45,905	2,199
Audit fees	51,996	2,510
Custodian fees	25,767	1,312
Fund accounting fees (See Note 5)	47,421	2,247
Legal fees	59,332	2,651
Printing fees	57,009	3,809
Transfer agent fees (See Note 5)	233,888	11,025
Other	91,020	14,177

Total expenses before waivers	3,583,122	205,593

Less expenses waived by the Investment Advisor (See Note 5)	(178,815)	(3,781)
Less expenses waived by the Distributor (See Note 5)	(32,831)	(7,542)

Net expenses	3,371,476	194,270

Net investment income	14,589,950	619,706

Realized and Unrealized Gain:
Net realized gain from investments	8,294,401	131,599
Change in unrealized appreciation/depreciation on investments	13,355,995	706,779

Total realized and unrealized gain	21,650,396	838,378

Change in net assets from operations	$36,240,346	$1,458,084

See accompanying notes to the financial statements.

Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$1,194,978	$7,797,863	$1,999,981	$4,200,552	$4,021,111
2,235	515	832	367	1,263
—	—	—	—	—

1,197,213	7,798,378	2,000,813	4,200,919	4,022,374

178,668	1,058,041	289,972	595,095	512,511
39,956	236,930	64,872	133,358	114,811
32,079	187,931	63,450	147,456	92,233
—	—	—	—	—
5,532	10,697	1,048	14,543	1,179
—	—	—	—	—
446	2,638	723	1,484	1,271
3,603	21,506	5,818	12,031	10,361
4,072	24,110	6,517	13,487	11,770
2,090	11,831	3,323	6,728	5,767
3,694	21,931	5,995	12,330	10,617
4,299	25,807	6,995	14,479	12,577
5,580	27,082	8,283	15,560	13,590
19,173	110,906	30,543	61,032	51,726
23,446	43,573	27,041	33,646	34,265

322,638	1,782,983	514,580	1,061,229	872,678

(5,834)	—	—	—	—
(7,807)	(43,765)	(14,335)	(34,622)	—

308,997	1,739,218	500,245	1,026,607	872,678

888,216	6,059,160	1,500,568	3,174,312	3,149,696

618,471	2,021,592	698,534	1,659,383	1,453,300
761,535	6,501,111	1,900,048	2,622,988	2,839,195

1,380,006	8,522,703	2,598,582	4,282,371	4,292,495

$2,268,222	$14,581,863	$4,099,150	$7,456,683	$7,442,191

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2012

	Sterling Capital National Tax-Free Money Market Fund	Sterling Capital Prime Money Market Fund
Investment Income:
Interest income	$262,103	$1,048,907
Dividend income - unaffiliated	157	2
Dividend income - affiliated	—	—
Other income	—	—

Total investment income	262,260	1,048,909

Expenses:
Investment advisory fees (See Note 5)	368,513	1,866,293
Administration fees (See Note 5)	148,834	471,117
Distribution fees - Class A Shares	834	755,184
Distribution fees - Class B Shares	—	8,188
Distribution fees - Class C Shares	7	4,817
Compliance service fees (See Note 5)	1,660	5,212
Trustee fees	13,888	43,671
Audit fees	15,628	51,309
Custodian fees	7,303	22,985
Fund accounting fees (See Note 5)	13,892	43,953
Legal fees	24,891	77,824
Printing fees	25,855	76,923
Registration fees	5,609	16,903
Transfer agent fees (See Note 5)	66,556	229,695
Other	16,014	49,760

Total expenses before waivers	709,484	3,723,834

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(460,969)	(1,953,486)
Less expenses waived by the Distributor (See Note 5)	(841)	(768,188)

Net expenses	247,674	1,002,160

Net investment income	14,586	46,749

Realized and Unrealized Gain:
Net realized gain from:
Investment transactions - unaffiliated	—	18,228
Investment transactions - affiliated	—	—
Distributions from unaffiliated funds	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	—	—

Total realized and unrealized gain	—	18,228

Change in net assets from operations	$14,586	$64,977

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund	Sterling Capital Strategic Allocation Equity Fund

$179,200	$—	$—	$—	$—
—	95,270	267,832	234,977	79,874
—	416,382	530,946	249,802	40,383
588	—	—	—	—

179,788	511,652	798,778	484,779	120,257

946,179	46,039	86,746	61,339	19,143
238,821	—	—	—	—
565,875	41,349	91,684	60,399	17,795
5,099	16,224	60,209	50,571	22,210
977	1,845	4,177	2,642	334
2,647	207	389	274	85
22,551	1,674	3,205	2,264	714
26,233	1,887	3,714	2,656	841
11,544	1,036	1,837	1,312	485
22,340	1,722	3,253	2,302	720
30,163	2,043	3,882	2,753	868
41,415	3,530	6,098	4,977	2,417
14,017	7,615	10,488	9,069	9,358
111,946	10,309	17,509	12,581	3,633
52,030	5,245	6,472	5,733	4,495

2,091,837	140,725	299,663	218,872	83,098

(1,363,937)	—	—	—	—
(571,949)	(9,822)	(22,478)	(14,755)	(4,323)

155,951	130,903	277,185	204,117	78,775

23,837	380,749	521,593	280,662	41,482

—	11,699	179,983	128,003	263,249
—	21,737	207,478	146,668	70,671
—	9,738	19,211	11,517	2,987
—	265,447	323,582	142,097	19,851
—	1,538,274	3,998,714	3,478,670	1,066,358

—	1,846,895	4,728,968	3,906,955	1,423,116

$23,837	$2,227,644	$5,250,561	$4,187,617	$1,464,598

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Select Equity Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$2,457,825	$2,540,187
Net realized gain	3,798,125	9,711,265
Change in unrealized appreciation/depreciation	48,298,392	(19,231,933)

Change in net assets from operations	54,554,342	(6,980,481)

Distributions to Class A Shareholders From:
Net investment income	(258,767)	(278,699)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(3,948)	(4,449)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(542)	(482)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(2,127,270)	(2,246,205)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(2,390,527)	(2,529,835)

Capital Transactions:
Change in net assets from capital transactions	(16,021,699)	(22,827,529)

Change in net assets	36,142,116	(32,337,845)
Net Assets:
Beginning of year	183,532,213	215,870,058

End of year	$219,674,329	$183,532,213

Accumulated undistributed net investment income	$127,265	$59,967

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$3,535,707	$2,084,861
22,174,757	17,824,487
57,049,107	(38,208,279)

82,759,571	(18,298,931)

(165,158)	(83,097)
—	—

(5,215)	—
—	—

(1,375)	—
—	—

(3,319,999)	(2,065,891)
—	—

(1)	(1)
—	—

(3,491,748)	(2,148,989)

(34,231,132)	(2,074,023)

45,036,691	(22,521,943)

320,050,281	342,572,224

$365,086,972	$320,050,281

$406,587	$362,628

Sterling Capital Small Value Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$356,521	$(141,422)
2,143,060	10,713,879
12,911,771	(15,856,005)

15,411,352	(5,283,548)

—	—
(547,335)	—

—	—
(45,967)	—

—	—
(8,215)	—

—	—
(5,945,250)	—

—	—
(9)	—

(6,546,776)	—

(1,660,022)	10,598,838

7,204,554	5,315,290

71,766,145	66,450,855

$78,970,699	$71,766,145

$—	$586

Sterling Capital Funds
Statements of Changes in Net Assets(Continued)

	Sterling Capital Special Opportunities Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$212,150	$(2,246,423)
Net realized gain	31,486,869	13,214,735
Change in unrealized appreciation/depreciation	108,303,489	(46,399,921)

Change in net assets from operations	140,002,508	(35,431,609)

Distributions to Class A Shareholders From:
Net investment income	—	—
Net realized gains	(3,787,895)	(1,245,005)
Distributions to Class B Shareholders From:
Net investment income	—	—
Net realized gains	(326,596)	(143,250)
Distributions to Class C Shareholders From:
Net investment income	—	—
Net realized gains	(1,523,626)	(482,193)
Distributions to Institutional Class Shareholders From:
Net investment income	—	—
Net realized gains	(6,499,368)	(1,609,782)
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	(5,704)	(23)

Change in net assets from shareholder distributions	(12,143,189)	(3,480,253)

Capital Transactions:
Change in net assets from capital transactions	(88,356,869)	102,072,915

Change in net assets	39,502,450	63,161,053
Net Assets:
Beginning of year	616,485,362	553,324,309

End of year	$655,987,812	$616,485,362

Accumulated undistributed (distributions in excess of) net investment income	$219,343	$7,193

See accompanying notes to the financial statements.

Sterling Capital Equity Income Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$15,936,707	$11,883,096
43,658,501	6,664,899
120,629,987	(15,758,361)

180,225,195	2,789,634

(3,853,569)	(2,850,034)
—	—

(60,891)	(78,899)
—	—

(862,533)	(645,175)
—	—

(7,828,151)	(5,972,929)
—	—

(9,825)	(3,869)
—	—

(12,614,969)	(9,550,906)

323,453,318	267,797,359

491,063,544	261,036,087

724,407,755	463,371,668

$1,215,471,299	$724,407,755

$1,132,934	$508,249

Sterling Capital Short-Term Bond Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$1,262,285	$1,311,920
229,158	471,941
1,186,455	(1,799,676)

2,677,898	(15,815)

(269,952)	(251,475)
—	—

—	—
—	—

(1,852)	—
—	—

(1,754,266)	(1,928,036)
—	—

—	—
—	—

(2,026,070)	(2,179,511)

(7,600,136)	(2,276,535)

(6,948,308)	(4,471,861)

63,364,322	67,836,183

$56,416,014	$63,364,322

$(97,384)	$(69,864)

Sterling Capital Funds
Statements of Changes in Net Assets(Continued)

	Sterling Capital Intermediate U.S. Government Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$3,033,372	$4,696,520
Net realized gain	6,285,092	364,812
Change in unrealized appreciation/depreciation	(4,256,203)	519,239

Change in net assets from operations	5,062,261	5,580,571

Distributions to Class A Shareholders From:
Net investment income	(355,244)	(388,302)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(23,573)	(44,359)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(18,651)	(12,479)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(3,900,325)	(5,383,635)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(4,297,793)	(5,828,775)

Capital Transactions:
Change in net assets from capital transactions	(79,955,641)	(21,876,200)

Change in net assets	(79,191,173)	(22,124,404)
Net Assets:
Beginning of year	171,432,405	193,556,809

End of year	$92,241,232	$171,432,405

Accumulated undistributed net investment income	$1,178,198	$1,563,584

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$14,589,950	$15,608,318	$619,706	$667,405	$888,216	$975,080
8,294,401	14,268,158	131,599	51,975	618,471	211,605
13,355,995	(13,665,787)	706,779	(55,570)	761,535	(157,407)

36,240,346	16,210,689	1,458,084	663,810	2,268,222	1,029,278

(1,498,746)	(1,348,602)	(235,881)	(227,910)	(201,126)	(254,810)
(972,586)	(634,430)	(21,478)	(38,264)	(62,182)	(39,478)

(97,020)	(142,390)	—	—	—	—
(91,479)	(87,766)	—	—	—	—

(133,490)	(90,958)	(1,190)	—	(6,230)	—
(105,048)	(45,094)	—	—	—	—

(17,141,811)	(16,555,119)	(381,011)	(437,764)	(678,515)	(717,536)
(10,048,727)	(7,357,525)	(32,802)	(72,893)	(168,673)	(93,115)

(185)	(286)	—	—	—	—
(137)	(102)	—	—	—	—

(30,089,229)	(26,262,272)	(672,362)	(776,831)	(1,116,726)	(1,104,939)

138,913,175	16,123,293	2,451,157	(1,064,194)	9,615,217	(3,603,399)

145,064,292	6,071,710	3,236,879	(1,177,215)	10,766,713	(3,679,060)

428,349,132	422,277,422	22,486,607	23,663,822	34,406,334	38,085,394

$573,413,424	$428,349,132	$25,723,486	$22,486,607	$45,173,047	$34,406,334

$599,733	$801,183	$2,456	$2,445	$3,632	$381

Sterling Capital Funds
Statements of Changes in Net Assets(Continued)

	Sterling Capital North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$6,059,160	$5,810,148
Net realized gain	2,021,592	1,254,011
Change in unrealized appreciation/depreciation	6,501,111	382,912

Change in net assets from operations	14,581,863	7,447,071

Distributions to Class A Shareholders From:
Net investment income	(1,375,822)	(1,315,194)
Net realized gains	(333,256)	(262,531)
Distributions to Class C Shareholders From:
Net investment income	(16,041)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(4,657,350)	(4,485,011)
Net realized gains	(1,073,201)	(794,016)

Change in net assets from shareholder distributions	(7,455,670)	(6,856,752)

Capital Transactions:
Change in net assets from capital transactions	38,943,769	17,781,903

Change in net assets	46,069,962	18,372,222
Net Assets:
Beginning of year	212,779,772	194,407,550

End of year	$258,849,734	$212,779,772

Accumulated undistributed (distributions in excess of) net investment income	$74,251	$69,242

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$1,500,568	$1,327,866	$3,174,312	$3,195,904	$3,149,696	$3,450,322
698,534	259,552	1,659,383	213,879	1,453,300	415,515
1,900,048	239,280	2,622,988	81,055	2,839,195	(379,139)

4,099,150	1,826,698	7,456,683	3,490,838	7,442,191	3,486,698

(421,586)	(376,076)	(1,009,563)	(973,747)	(952,616)	(961,280)
(108,257)	(41,431)	(248,762)	(121,044)	(138,148)	(29,936)

(1,338)	—	(19,681)	—	(1,859)	—

(1,071,805)	(946,666)	(2,132,796)	(2,220,233)	(2,179,987)	(2,468,656)
(255,887)	(92,871)	(488,933)	(245,955)	(296,719)	(70,247)

(1,858,873)	(1,457,044)	(3,899,735)	(3,560,979)	(3,569,329)	(3,530,119)

16,988,719	10,357,591	24,166,172	5,330,656	16,758,372	4,666,863

19,228,996	10,727,245	27,723,120	5,260,515	20,631,234	4,623,442

56,200,771	45,473,526	117,766,052	112,505,537	105,241,843	100,618,401

$75,429,767	$56,200,771	$145,489,172	$117,766,052	$125,873,077	$105,241,843

$3,816	$3,745	$42,835	$41,556	$(21,796)	$(36,286)

Sterling Capital Funds
Statements of Changes in Net Assets(Continued)

	Sterling Capital National Tax-Free Money Market Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$14,586	$23,995
Net realized gain	—	166
Change in unrealized appreciation/depreciation	—	—

Change in net assets from operations	14,586	24,161

Distributions to Class A Shareholders From:
Net investment income	(12)	(9)
Distributions to Class B Shareholders From:
Net investment income	—	—
Distributions to Class C Shareholders From:
Net investment income	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(14,574)	(23,986)

Change in net assets from shareholder distributions	(14,586)	(23,995)

Capital Transactions:
Change in net assets from capital transactions	(19,597,192)	(1,696,414)

Change in net assets	(19,597,192)	(1,696,248)
Net Assets:
Beginning of year	153,792,583	155,488,831

End of year	$134,195,391	$153,792,583

Accumulated undistributed net investment income	$1,289	$1,289

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund		Sterling Capital U.S. Treasury Money Market Fund		Sterling Capital Strategic Allocation Conservative Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$46,749	$59,819	$23,837	$29,377	$380,749	$354,239
18,228	—	—	—	308,621	238,248
—	—	—	—	1,538,274	(799,965)

64,977	59,819	23,837	29,377	2,227,644	(207,478)

(15,110)	(17,002)	(11,370)	(13,291)	(267,399)	(263,358)

(70)	(117)	(37)	(56)	(20,360)	(51,279)

(44)	(51)	(7)	(7)	(2,578)	(3,330)

(31,525)	(42,650)	(12,423)	(16,023)	(92,187)	(138,193)

(46,749)	(59,820)	(23,837)	(29,377)	(382,524)	(456,160)

(86,928,436)	(77,250,419)	(40,510,055)	(97,117,179)	201,953	2,713,470

(86,910,208)	(77,250,420)	(40,510,055)	(97,117,179)	2,047,073	2,049,832

493,522,236	570,772,656	248,293,518	345,410,697	16,607,079	14,557,247

$406,612,028	$493,522,236	$207,783,463	$248,293,518	$18,654,152	$16,607,079

$2,202	$2,202	$2,052	$2,052	$15,305	$965

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital Strategic Allocation Balanced Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$521,593	$568,048
Net realized gain	730,254	575,798
Change in unrealized appreciation/depreciation	3,998,714	(2,118,015)

Change in net assets from operations	5,250,561	(974,169)

Distributions to Class A Shareholders From:
Net investment income	(458,188)	(555,638)
Distributions to Class B Shareholders From:
Net investment income	(52,650)	(117,926)
Distributions to Class C Shareholders From:
Net investment income	(3,592)	(3,965)
Distributions to Institutional Class Shareholders From:
Net investment income	(11,553)	(19,747)

Change in net assets from shareholder distributions	(525,983)	(697,276)

Capital Transactions:
Change in net assets from capital transactions	(2,902,316)	(2,244,133)

Change in net assets	1,822,262	(3,915,578)
Net Assets:
Beginning of year	32,629,083	36,544,661

End of year	$34,451,345	$32,629,083

Accumulated undistributed (distributions in excess of) net investment income	$16,318	$981

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$280,662	$301,971
428,285	317,806
3,478,670	(1,653,544)

4,187,617	(1,033,767)

(231,372)	(253,260)

(29,195)	(61,068)

(1,653)	(1,574)

(14,297)	(25,014)

(276,517)	(340,916)

(2,627,059)	(3,459,430)

1,284,041	(4,834,113)

23,120,170	27,954,283

$24,404,211	$23,120,170

$13,143	$270

Sterling Capital Strategic Allocation Equity Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$41,482	$55,247
356,758	84,689
1,066,358	(656,666)

1,464,598	(516,730)

(40,965)	(36,522)

—	(19,158)

—	(108)

(151)	(471)

(41,116)	(56,259)

(1,611,678)	(763,412)

(188,196)	(1,336,401)

7,568,323	8,904,724

$7,380,127	$7,568,323

$1,617	$—

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital Select Equity Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,062,879	$1,306,679
Distributions reinvested	253,756	273,561
Value of shares redeemed	(4,211,469)	(4,558,635)

Change in net assets from Class A Share transactions	(2,894,834)	(2,978,395)
Class B Shares:
Proceeds from shares issued	12,498	—
Distributions reinvested	3,935	4,426
Value of shares redeemed	(792,138)	(1,183,282)

Change in net assets from Class B Share transactions	(775,705)	(1,178,856)
Class C Shares:
Proceeds from shares issued	33,121	446,921
Distributions reinvested	526	468
Value of shares redeemed	(93,964)	(350,213)

Change in net assets from Class C Share transactions	(60,317)	97,176
Institutional Shares:
Proceeds from shares issued	14,298,868	13,216,687
Distributions reinvested	1,975,021	2,052,268
Value of shares redeemed	(28,564,732)	(34,036,409)

Change in net assets from Institutional Share transactions	(12,290,843)	(18,767,454)
Class R Shares:
Distributions reinvested	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(16,021,699)	$(22,827,529)

Share Transactions:
Class A Shares:
Issued	90,084	113,406
Reinvested	21,538	23,879
Redeemed	(361,768)	(394,692)

Change in Class A Shares	(250,146)	(257,407)
Class B Shares:
Issued	1,107	—
Reinvested	359	383
Redeemed	(68,825)	(104,881)

Change in Class B Shares	(67,359)	(104,498)
Class C Shares:
Issued	2,923	37,539
Reinvested	48	40
Redeemed	(7,754)	(30,092)

Change in Class C Shares	(4,783)	7,487
Institutional Shares:
Issued	1,202,478	1,143,237
Issued in reorganization	—	—
Reinvested	165,956	178,555
Redeemed	(2,426,482)	(2,944,639)

Change in Institutional Shares	(1,058,048)	(1,622,847)
Class R Shares:
Reinvested	—	—

Change in Class R Shares	—	—

Change in Shares	(1,380,336)	(1,977,265)

(a)	Fractional share.

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$3,078,221	$4,129,954
161,679	82,160
(3,887,142)	(3,815,899)

(647,242)	396,215

36,688	17,386
5,079	—
(1,246,500)	(1,156,345)

(1,204,733)	(1,138,959)

102,390	142,570
1,265	—
(71,276)	(158,574)

32,379	(16,004)

52,535,101	79,874,150
2,720,764	1,632,364
(87,667,402)	(82,821,790)

(32,411,537)	(1,315,276)

1	1

1	1

$(34,231,132)	$(2,074,023)

229,741	299,913
12,080	6,200
(288,550)	(284,646)

(46,729)	21,467

2,921	1,337
414	—
(97,107)	(89,801)

(93,772)	(88,464)

8,162	10,736
103	—
(5,307)	(11,760)

2,958	(1,024)

3,866,763	5,827,023
—	—
200,698	123,183
(6,522,864)	(6,098,326)

(2,455,403)	(148,120)

— (a)	— (a)

— (a)	—

(2,592,946)	(216,141)

Sterling Capital Small Value Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$818,659	$2,453,868
503,951	—
(1,487,047)	(1,230,919)

(164,437)	1,222,949

15,205	3,747
44,496	—
(260,909)	(400,005)

(201,208)	(396,258)

29,417	41,541
8,011	—
(19,444)	(9,583)

17,984	31,958

15,967,841	31,667,164
5,393,757	—
(22,673,968)	(21,926,975)

(1,312,370)	9,740,189

9	—

9	—

$(1,660,022)	$10,598,838

69,216	184,213
46,065	—
(125,861)	(95,928)

(10,580)	88,285

1,381	294
4,116	—
(22,310)	(30,375)

(16,813)	(30,081)

2,518	3,284
741	—
(1,702)	(793)

1,557	2,491

1,334,230	2,363,110
—	—
491,234	—
(1,891,341)	(1,729,664)

(65,877)	633,446

— (a)	—

—	—

(91,713)	694,141

111

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital Special Opportunities Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$28,334,736	$42,547,882
Distributions reinvested	3,597,310	1,162,491
Value of shares redeemed	(94,894,473)	(39,778,101)

Change in net assets from Class A Share transactions	(62,962,427)	3,932,272
Class B Shares:
Proceeds from shares issued	151,320	101,183
Distributions reinvested	320,071	140,106
Value of shares redeemed	(7,589,603)	(5,676,023)

Change in net assets from Class B Share transactions	(7,118,212)	(5,434,734)
Class C Shares:
Proceeds from shares issued	9,253,233	17,883,379
Distributions reinvested	1,443,247	454,558
Value of shares redeemed	(14,000,923)	(15,855,849)

Change in net assets from Class C Share transactions	(3,304,443)	2,482,088
Institutional Shares:
Proceeds from shares issued	68,386,406	160,836,610
Distributions reinvested	5,285,666	1,199,576
Value of shares redeemed	(88,649,057)	(61,286,798)

Change in net assets from Institutional Share transactions	(14,976,985)	100,749,388
Class R Shares:
Proceeds from shares issued	730	343,900
Distributions reinvested	4,468	1
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	5,198	343,901

Change in net assets from capital transactions	$(88,356,869)	$102,072,915

Share Transactions:
Class A Shares:
Issued	1,617,617	2,440,066
Reinvested	220,965	67,982
Redeemed	(5,361,514)	(2,300,350)

Change in Class A Shares	(3,522,932)	207,698
Class B Shares:
Issued	9,283	6,102
Reinvested	21,154	8,735
Redeemed	(467,895)	(353,788)

Change in Class B Shares	(437,458)	(338,951)
Class C Shares:
Issued	563,180	1,085,144
Reinvested	95,327	28,321
Redeemed	(866,889)	(974,809)

Change in Class C Shares	(208,382)	138,656
Institutional Shares:
Issued	3,799,918	8,923,269
Reinvested	317,267	68,743
Redeemed	(4,977,737)	(3,452,570)

Change in Institutional Shares	(860,552)	5,539,442
Class R Shares:
Issued	40	18,575
Reinvested	340	— (a)
Redeemed	—	—

Change in Class R Shares	380	18,575

Change in Shares	(5,028,944)	5,565,420

(a)	Fractional share.

See accompanying notes to the financial statements.

Sterling Capital Equity Income Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$167,670,442	$115,268,295
3,305,248	2,481,187
(64,760,110)	(45,007,593)

106,215,580	72,741,889

596,547	368,399
58,632	76,343
(2,804,359)	(2,436,376)

(2,149,180)	(1,991,634)

78,710,849	46,746,433
775,793	572,163
(14,554,947)	(11,762,809)

64,931,695	35,555,787

284,061,419	212,268,199
6,073,026	4,494,951
(136,408,778)	(55,927,133)

153,725,667	160,836,017

902,903	663,854
5,089	1,250
(178,436)	(9,804)

729,556	655,300

$323,453,318	$267,797,359

11,015,927	8,227,767
214,666	176,768
(4,241,406)	(3,187,795)

6,989,187	5,216,740

39,988	26,424
3,859	5,442
(184,294)	(173,173)

(140,447)	(141,307)

5,201,450	3,353,006
50,992	41,054
(959,719)	(842,642)

4,292,723	2,551,418

18,485,078	15,129,888
393,313	319,591
(8,899,253)	(3,967,552)

9,979,138	11,481,927

57,024	46,439
327	91
(11,986)	(710)

45,365	45,820

21,165,966	19,154,598

Sterling Capital Short-Term Bond Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$1,893,814	$1,086,414
244,731	232,528
(951,586)	(1,116,100)

1,186,959	202,842

—	—
—	—
—	—

—	—

243,382	—
1,780	—
(29,256)	—

215,906	—

18,872,983	28,008,022
464,837	430,631
(28,340,821)	(30,918,030)

(9,003,001)	(2,479,377)

—	—
—	—
—	—

—	—

$(7,600,136)	$(2,276,535)

200,476	113,570
25,948	24,408
(101,057)	(117,223)

125,367	20,755

—	—
—	—
—	—

—	—

25,766	—
189	—
(3,109)	—

22,846	—

2,000,634	2,933,323
49,286	45,186
(3,012,888)	(3,236,851)

(962,968)	(258,342)

—	—
—	—
—	—

—	—

(814,755)	(237,587)

113

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital Intermediate U.S. Government Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,424,229	$2,482,590
Distributions reinvested	324,834	359,049
Value of shares redeemed	(4,383,481)	(3,683,848)

Change in net assets from Class A Share transactions	(634,418)	(842,209)
Class B Shares:
Proceeds from shares issued	7,979	17,699
Distributions reinvested	22,200	42,321
Value of shares redeemed	(756,698)	(1,110,225)

Change in net assets from Class B Share transactions	(726,519)	(1,050,205)
Class C Shares:
Proceeds from shares issued	739,041	319,702
Distributions reinvested	17,125	11,574
Value of shares redeemed	(324,483)	(206,958)

Change in net assets from Class C Share transactions	431,683	124,318
Institutional Shares:
Proceeds from shares issued	40,930,823	58,098,418
Distributions reinvested	1,142,234	1,578,337
Value of shares redeemed	(121,099,444)	(79,784,859)

Change in net assets from Institutional Share transactions	(79,026,387)	(20,108,104)
Class R Shares:
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(79,955,641)	$(21,876,200)

Share Transactions:
Class A Shares:
Issued	317,350	232,957
Reinvested	30,028	33,842
Redeemed	(406,364)	(347,581)

Change in Class A Shares	(58,986)	(80,782)
Class B Shares:
Issued	741	1,689
Reinvested	2,060	4,003
Redeemed	(70,352)	(105,154)

Change in Class B Shares	(67,551)	(99,462)
Class C Shares:
Issued	68,488	29,809
Reinvested	1,584	1,093
Redeemed	(30,026)	(19,501)

Change in Class C Shares	40,046	11,401
Institutional Shares:
Issued	3,785,855	5,481,308
Reinvested	105,480	148,560
Redeemed	(11,189,931)	(7,485,145)

Change in Institutional Shares	(7,298,596)	(1,855,277)
Class R Shares:
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(7,385,087)	(2,024,120)

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$17,864,518	$13,937,015	$2,102,672	$1,876,423	$2,342,105	$1,808,094
2,255,520	1,835,147	149,655	171,746	208,003	231,522
(7,830,831)	(9,185,657)	(333,929)	(1,670,955)	(2,179,696)	(4,494,655)

12,289,207	6,586,505	1,918,398	377,214	370,412	(2,455,039)

347,460	357,115	—	—	—	—
180,782	218,289	—	—	—	—
(1,196,835)	(1,444,031)	—	—	—	—

(668,593)	(868,627)	—	—	—	—

2,772,580	3,835,293	206,000	—	1,294,459	—
204,372	119,566	1,190	—	5,292	—
(1,417,093)	(1,818,325)	—	—	—	—

1,559,859	2,136,534	207,190	—	1,299,751	—

211,895,993	109,416,093	4,026,055	4,358,758	13,645,051	7,505,892
13,066,517	11,133,580	7,280	6,361	152,722	120,550
(99,229,731)	(112,244,050)	(3,707,766)	(5,806,527)	(5,852,719)	(8,774,802)

125,732,779	8,305,623	325,569	(1,441,408)	7,945,054	(1,148,360)

323	312	—	—	—	—
(400)	(37,054)	—	—	—	—

(77)	(36,742)	—	—	—	—

$138,913,175	$16,123,293	$2,451,157	$(1,064,194)	$9,615,217	$(3,603,399)

1,625,145	1,263,511	190,973	177,324	205,724	163,416
206,480	167,607	13,621	16,266	18,336	21,099
(713,303)	(837,917)	(30,493)	(159,252)	(191,585)	(412,346)

1,118,322	593,201	174,101	34,338	32,475	(227,831)

31,675	32,399	—	—	—	—
16,565	19,926	—	—	—	—
(108,855)	(131,192)	—	—	—	—

(60,615)	(78,867)	—	—	—	—

251,999	348,171	18,594	—	113,789	—
18,689	10,908	107	—	461	—
(128,804)	(166,194)	—	—	—	—

141,884	192,885	18,701	—	114,250	—

19,307,577	9,958,709	367,004	412,636	1,198,604	684,151
1,194,698	1,016,189	660	606	13,423	10,959
(9,028,012)	(10,222,066)	(338,328)	(551,092)	(515,296)	(802,833)

11,474,263	752,832	29,336	(137,850)	696,731	(107,723)

30	29	—	—	—	—
(36)	(3,265)	—	—	—	—

(6)	(3,236)	—	—	—	—

12,673,848	1,456,815	222,138	(103,512)	843,456	(335,554)

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$17,255,510	$12,062,122
Distributions reinvested	1,234,786	1,188,282
Value of shares redeemed	(5,987,904)	(8,573,729)

Change in net assets from Class A Share transactions	12,502,392	4,676,675
Class C Shares:
Proceeds from shares issued	3,224,796	—
Distributions reinvested	13,425	—
Value of shares redeemed	(23,073)	—

Change in net assets from Class C Share transactions	3,215,148	—
Institutional Shares:
Proceeds from shares issued	54,083,709	47,005,341
Distributions reinvested	637,136	491,929
Value of shares redeemed	(31,494,616)	(34,392,042)

Change in net assets from Institutional Share transactions	23,226,229	13,105,228

Change in net assets from capital transactions	$38,943,769	$17,781,903

Share Transactions:
Class A Shares:
Issued	1,542,881	1,116,654
Reinvested	110,720	110,459
Redeemed	(537,040)	(800,395)

Change in Class A Shares	1,116,561	426,718
Class C Shares:
Issued	287,363	—
Reinvested	1,192	—
Redeemed	(2,077)	—

Change in Class C Shares	286,478	—
Institutional Shares:
Issued	4,848,480	4,371,583
Reinvested	57,094	45,654
Redeemed	(2,825,464)	(3,189,003)

Change in Institutional Shares	2,080,110	1,228,234

Change in Shares	3,483,149	1,654,952

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$6,175,005	$2,674,952	$12,566,917	$10,660,614	$9,155,672	$4,499,294
446,118	359,482	940,960	758,929	757,047	678,285
(1,244,999)	(2,067,448)	(3,129,732)	(7,412,557)	(3,941,099)	(2,202,987)

5,376,124	966,986	10,378,145	4,006,986	5,971,620	2,974,592

501,589	—	2,929,673	—	721,806	—
464	—	16,299	—	1,366	—
—	—	(100,920)	—	—	—

502,053	—	2,845,052	—	723,172	—

19,730,550	20,486,170	22,613,452	17,707,604	23,223,921	15,908,089
181,073	121,414	182,970	141,565	112,183	67,531
(8,801,081)	(11,216,979)	(11,853,447)	(16,525,499)	(13,272,524)	(14,283,349)

11,110,542	9,390,605	10,942,975	1,323,670	10,063,580	1,692,271

$16,988,719	$10,357,591	$24,166,172	$5,330,656	$16,758,372	$4,666,863

553,727	249,169	1,025,951	891,130	889,767	447,037
40,070	33,574	76,789	63,950	73,406	68,136
(111,158)	(192,377)	(255,473)	(624,449)	(382,000)	(221,995)

482,639	90,366	847,267	330,631	581,173	293,178

44,566	—	238,604	—	69,281	—
41	—	1,319	—	131	—
—	—	(8,165)	—	—	—

44,607	—	231,758	—	69,412	—

1,780,935	1,927,693	1,844,600	1,497,093	2,244,831	1,596,926
16,337	11,408	14,934	11,930	10,929	6,790
(799,828)	(1,061,112)	(965,783)	(1,389,740)	(1,286,425)	(1,427,151)

997,444	877,989	893,751	119,283	969,335	176,565

1,524,690	968,355	1,972,776	449,914	1,619,920	469,743

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital National Tax-Free Money Market Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$188,928	$275,877
Distributions reinvested	13	9
Value of shares redeemed	(184,296)	(197,213)

Change in net assets from Class A Share transactions	4,645	78,673
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	1,000	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	1,000	—
Institutional Shares:
Proceeds from shares issued	222,054,552	219,407,698
Distributions reinvested	191	382
Value of shares redeemed	(241,657,580)	(221,183,167)

Change in net assets from Institutional Share transactions	(19,602,837)	(1,775,087)

Change in net assets from capital transactions	$(19,597,192)	$(1,696,414)

Share Transactions:
Class A Shares:
Issued	188,928	275,877
Reinvested	13	9
Redeemed	(184,295)	(197,214)

Change in Class A Shares	4,646	78,672
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	1,000	—
Reinvested	—	—
Redeemed	—	—

Change in Class C Shares	1,000	—
Institutional Shares:
Issued	222,054,552	219,407,698
Reinvested	191	382
Redeemed	(241,657,580)	(221,183,167)

Change in Institutional Shares	(19,602,837)	(1,775,087)

Change in Shares	(19,597,191)	(1,696,415)

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund		Sterling Capital U.S. Treasury Money Market Fund		Sterling Capital Strategic Allocation Conservative Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$133,967,747	$162,282,865	$152,348,216	$121,360,013	$3,180,882	$5,015,386
14,791	16,754	10,817	13,021	241,018	255,171
(159,596,446)	(171,557,820)	(183,538,985)	(128,165,069)	(1,648,778)	(1,326,128)

(25,613,908)	(9,258,201)	(31,179,952)	(6,792,035)	1,773,122	3,944,429

278,832	392,192	313,095	607,992	119,783	116,290
67	111	36	54	20,318	51,132
(960,720)	(731,298)	(549,023)	(647,253)	(727,930)	(708,751)

(681,821)	(338,995)	(235,892)	(39,207)	(587,829)	(541,329)

297,088	831,428	39,919	25,090	54,135	59,041
41	49	6	7	2,578	3,330
(513,195)	(645,650)	(8,279)	(43,171)	(19,155)	(29,965)

(216,066)	185,827	31,646	(18,074)	37,558	32,406

632,993,681	1,072,199,722	218,614,979	494,334,835	388,233	546,674
6,857	8,746	2,759	3,677	90,703	136,657
(693,417,179)	(1,140,047,518)	(227,743,595)	(584,606,375)	(1,499,834)	(1,405,367)

(60,416,641)	(67,839,050)	(9,125,857)	(90,267,863)	(1,020,898)	(722,036)

$(86,928,436)	$(77,250,419)	$(40,510,055)	$(97,117,179)	$201,953	$2,713,470

133,967,747	162,282,865	152,348,216	121,360,013	343,558	539,236
14,791	16,754	10,817	13,021	25,813	27,653
(159,596,446)	(171,557,820)	(183,538,985)	(128,165,069)	(176,199)	(142,259)

(25,613,908)	(9,258,201)	(31,179,952)	(6,792,035)	193,172	424,630

278,832	392,192	313,095	607,992	12,664	12,441
67	111	36	54	2,188	5,510
(960,720)	(731,298)	(549,022)	(647,253)	(77,881)	(75,930)

(681,821)	(338,995)	(235,891)	(39,207)	(63,029)	(57,979)

297,088	831,428	39,919	25,090	5,790	6,319
41	49	6	7	278	361
(513,195)	(645,650)	(8,279)	(43,171)	(2,053)	(3,243)

(216,066)	185,827	31,646	(18,074)	4,015	3,437

632,993,682	1,072,199,721	218,614,979	494,334,835	40,673	57,633
6,857	8,746	2,759	3,677	9,612	14,639
(693,417,179)	(1,140,047,518)	(227,743,595)	(584,606,375)	(156,109)	(149,029)

(60,416,640)	(67,839,051)	(9,125,857)	(90,267,863)	(105,824)	(76,757)

(86,928,435)	(77,250,420)	(40,510,054)	(97,117,179)	28,334	293,331

Sterling Capital Funds
Statements of Changes in Net Assets, continued

	Sterling Capital Strategic Allocation Balanced Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,042,700	$5,474,152
Distributions reinvested	453,657	547,144
Value of shares redeemed	(4,068,653)	(4,747,071)

Change in net assets from Class A Share transactions	(572,296)	1,274,225
Class B Shares:
Proceeds from shares issued	178,190	65,635
Distributions reinvested	52,548	117,632
Value of shares redeemed	(2,480,087)	(3,204,333)

Change in net assets from Class B Share transactions	(2,249,349)	(3,021,066)
Class C Shares:
Proceeds from shares issued	123,308	251,737
Distributions reinvested	3,592	3,965
Value of shares redeemed	(127,641)	(36,473)

Change in net assets from Class C Share transactions	(741)	219,229
Institutional Shares:
Proceeds from shares issued	374,010	60,466
Distributions reinvested	10,649	18,878
Value of shares redeemed	(464,589)	(795,865)

Change in net assets from Institutional Share transactions	(79,930)	(716,521)

Change in net assets from capital transactions	$(2,902,316)	$(2,244,133)

Share Transactions:
Class A Shares:
Issued	347,447	614,538
Reinvested	52,009	61,998
Redeemed	(463,231)	(533,320)

Change in Class A Shares	(63,775)	143,216
Class B Shares:
Issued	20,794	7,494
Reinvested	6,230	13,526
Redeemed	(289,470)	(368,043)

Change in Class B Shares	(262,446)	(347,023)
Class C Shares:
Issued	14,247	28,265
Reinvested	423	454
Redeemed	(14,903)	(4,221)

Change in Class C Shares	(233)	24,498
Institutional Shares:
Issued	44,463	6,819
Reinvested	1,222	2,122
Redeemed	(53,488)	(88,142)

Change in Institutional Shares	(7,803)	(79,201)

Change in Shares	(334,257)	(258,510)

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$2,730,572	$2,696,346
229,377	251,872
(3,212,435)	(3,428,291)

(252,486)	(480,073)

1,908	20,188
28,979	60,176
(2,081,772)	(2,615,756)

(2,050,885)	(2,535,392)

71,767	89,637
1,653	1,574
(44,690)	(1,180)

28,730	90,031

96,677	148,178
13,864	24,796
(462,959)	(706,970)

(352,418)	(533,996)

$(2,627,059)	$(3,459,430)

336,395	325,991
28,482	30,497
(397,333)	(420,945)

(32,456)	(64,457)

247	2,439
3,752	7,404
(263,366)	(325,308)

(259,367)	(315,465)

9,126	11,183
213	194
(5,765)	(151)

3,574	11,226

12,207	18,216
1,716	3,003
(59,728)	(83,810)

(45,805)	(62,591)

(334,054)	(431,287)

Sterling Capital Strategic Allocation Equity Fund
For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

$1,515,723	$820,780
40,594	35,113
(1,497,813)	(805,733)

58,504	50,160

6,531	—
—	19,135
(1,631,215)	(845,936)

(1,624,684)	(826,801)

10,407	11,433
—	108
(1,572)	—

8,835	11,541

—	11,472
—	471
(54,333)	(10,255)

(54,333)	1,688

$(1,611,678)	$(763,412)

196,597	103,391
5,386	4,401
(194,590)	(101,438)

7,393	6,354

907	—
—	2,512
(222,239)	(112,033)

(221,332)	(109,521)

1,432	1,518
—	14
(209)	—

1,223	1,532

—	1,661
—	58
(7,760)	(1,316)

(7,760)	403

(220,476)	(101,232)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2012	$9.90	0.11	2.90	3.01	(0.11)	—	—	(0.11)
Year Ended September 30, 2011	$10.52	0.11	(0.62)	(0.51)	(0.11)	—	—	(0.11)
Year Ended September 30, 2010	$10.08	0.10	0.45	0.55	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$11.31	0.11	(1.22)	(1.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$19.13	0.15	(5.14)	(4.99)	(0.10)	(2.73)	—	(2.83)
Sterling Capital Mid Value Fund
Year Ended September 30, 2012	$11.37	0.10	2.91	3.01	(0.10)	—	—	(0.10)
Year Ended September 30, 2011	$12.08	0.04	(0.70)	(0.66)	(0.05)	—	—	(0.05)
Year Ended September 30, 2010	$10.81	0.04	1.27	1.31	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$10.50	0.02	0.31	0.33	(0.02)	—	—	(0.02)
Year Ended September 30, 2008	$14.93	0.02	(3.07)	(3.05)	(0.02)	(1.36)	—	(1.38)
Sterling Capital Small Value Fund
Year Ended September 30, 2012	$10.79	0.03	2.17	2.20	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.19	(0.05)	(0.35)	(0.40)	—	—	—	—
February 1, 2010 to September 30, 2010(d)	$10.55	0.04	0.63	0.67	(0.03)	—	—	(0.03)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2012	$15.25	— (f)	3.57	3.57	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$15.93	(0.06)	(0.52)	(0.58)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.66	(0.06)	1.33	1.27	—	—	—	—
Year Ended September 30, 2009	$15.34	— (f)	— (f)	— (f)	— (f)	(0.57)	(0.11)	(0.68)
Year Ended September 30, 2008	$18.29	(0.08)	(2.12)	(2.20)	—	(0.75)	—	(0.75)
Sterling Capital Equity Income Fund
Year Ended September 30, 2012	$13.25	0.25	2.72	2.97	(0.19)	—	—	(0.19)
Year Ended September 30, 2011	$13.05	0.25	0.14 (h)	0.39	(0.19)	—	—	(0.19)
Year Ended September 30, 2010	$11.43	0.30	1.56	1.86	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$12.35	0.30	(0.99)	(0.69)	(0.20)	(0.03)	—	(0.23)
Year Ended September 30, 2008	$15.03	0.43	(2.21)	(1.78)	(0.32)	(0.58)	—	(0.90)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2012	$9.36	0.19	0.24	0.43	(0.32)	—	—	(0.32)
Year Ended September 30, 2011	$9.68	0.17	(0.19)	(0.02)	(0.30)	—	—	(0.30)
Year Ended September 30, 2010	$9.66	0.16	0.10	0.26	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$9.54	0.24	0.19	0.43	(0.31)	—	—	(0.31)
Year Ended September 30, 2008	$9.52	0.33	0.07	0.40	(0.38)	—	—	(0.38)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.01%.
(f)	Amount is less than $0.005.
(g)	Ratio is below 0.005%.
(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.80	30.52%		$28,618	1.08%	0.98%		1.28%	68.75%
$9.90	(5.01)%		$24,603	1.08%	0.93%		1.47%	66.29%
$10.52	5.47%		$28,849	1.09%	0.98%		1.48%	119.85%
$10.08	(9.67)%		$29,290	1.06%	1.25%		1.45%	92.97%
$11.31	(29.46)%		$36,066	1.14%	1.05%		1.43%	38.43%

$14.28	26.57%		$21,976	1.19%	0.78%		1.20%	21.62%
$11.37	(5.51)%		$18,017	1.18%	0.32%		1.22%	38.30%
$12.08	12.09%		$18,890	1.20%	0.33%		1.30%	45.02%
$10.81	3.24%		$10,717	1.21%	0.19%		1.26%	46.83%
$10.50	(22.00)%		$28,068	1.14%	0.17%		1.18%	65.74%

$12.01	21.31%		$6,720	1.33%	0.22%		1.44%	32.86%
$10.79	(3.57)%		$6,152	1.33%	(0.39)%		1.69%	63.02%
$11.19	6.39	%(e)	$5,389	1.40%	0.49%		1.91%	95.89%

$18.51	23.67%		$174,085	1.29%	(0.00	)%(g)	1.38%	19.38%
$15.25	(3.72)%		$197,138	1.28%	(0.35)%		1.53%	31.51%
$15.93	8.66%		$202,670	1.29%	(0.38)%		1.55%	25.65%
$14.66	1.74%		$175,319	1.28%	0.02%		1.54%	45.22%
$15.34	(12.61)%		$123,249	1.24%	(0.48)%		1.49%	25.80%

$16.03	22.47%		$371,659	1.19%	1.61%		1.26%	21.30%
$13.25	2.93%		$214,622	1.18%	1.80%		1.43%	16.64%
$13.05	16.42%		$143,283	1.19%	2.43%		1.45%	21.63%
$11.43	(5.33)%		$99,480	1.18%	2.93%		1.45%	37.13%
$12.35	(12.47)%		$98,584	1.14%	3.09%		1.39%	30.01%

$9.47	4.68%		$8,965	0.81%	2.04%		0.91%	85.13%
$9.36	(0.20)%		$7,684	0.85%	1.81%		1.20%	120.09%
$9.68	2.75%		$7,747	0.95%	1.66%		1.36%	55.50%
$9.66	4.57%		$4,909	0.98%	2.44%		1.38%	89.57%
$9.54	4.23%		$4,680	0.90%	3.42%		1.30%	48.20%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2012	$10.79	0.20	0.16	0.36	(0.29)	—	(0.29)
Year Ended September 30, 2011	$10.80	0.24	0.06	0.30	(0.31)	—	(0.31)
Year Ended September 30, 2010	$10.56	0.29	0.27	0.56	(0.32)	—	(0.32)
Year Ended September 30, 2009	$10.03	0.33	0.55	0.88	(0.35)	—	(0.35)
Year Ended September 30, 2008	$9.93	0.41	0.11	0.52	(0.42)	—	(0.42)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2012	$11.05	0.29	0.46	0.75	(0.38)	(0.27)	(0.65)
Year Ended September 30, 2011	$11.32	0.38	0.01	0.39	(0.45)	(0.21)	(0.66)
Year Ended September 30, 2010	$10.78	0.43	0.61	1.04	(0.49)	(0.01)	(0.50)
Year Ended September 30, 2009	$9.88	0.45	0.90	1.35	(0.45)	—	(0.45)
Year Ended September 30, 2008	$10.12	0.43	(0.21)	0.22	(0.46)	—	(0.46)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.80	0.27	0.40	0.67	(0.27)	(0.03)	(0.30)
Year Ended September 30, 2011	$10.83	0.29	0.02 (b)	0.31	(0.29)	(0.05)	(0.34)
Year Ended September 30, 2010	$10.68	0.29	0.25	0.54	(0.29)	(0.10)	(0.39)
Year Ended September 30, 2009	$9.88	0.33	0.89	1.22	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2008	$10.06	0.32	(0.18)	0.14	(0.32)	—	(0.32)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2012	$11.23	0.24	0.41	0.65	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2011	$11.21	0.28	0.06	0.34	(0.28)	(0.04)	(0.32)
Year Ended September 30, 2010	$10.97	0.28	0.24	0.52	(0.28)	— (c)	(0.28)
Year Ended September 30, 2009	$10.04	0.30	1.01	1.31	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2008	$10.15	0.31	(0.11)	0.20	(0.31)	—	(0.31)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2012	$11.02	0.27	0.41	0.68	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$11.01	0.29	0.07	0.36	(0.29)	(0.06)	(0.35)
Year Ended September 30, 2010	$10.87	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2009	$10.09	0.33	0.88	1.21	(0.33)	(0.10)	(0.43)
Year Ended September 30, 2008	$10.33	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.97	0.24	0.46	0.70	(0.24)	(0.07)	(0.31)
Year Ended September 30, 2011	$10.93	0.26	0.07	0.33	(0.26)	(0.03)	(0.29)
Year Ended September 30, 2010	$10.68	0.30	0.25	0.55	(0.30)	—	(0.30)
Year Ended September 30, 2009	$9.95	0.33	0.90	1.23	(0.33)	(0.17)	(0.50)
Year Ended September 30, 2008	$10.28	0.34	(0.24)	0.10	(0.34)	(0.09)	(0.43)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2012	$12.12	0.28	0.40	0.68	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2011	$12.14	0.31	0.02	0.33	(0.31)	(0.04)	(0.35)
Year Ended September 30, 2010	$12.07	0.33	0.18	0.51	(0.33)	(0.11)	(0.44)
Year Ended September 30, 2009	$11.11	0.36	1.05	1.41	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2008	$11.32	0.37	(0.16)	0.21	(0.37)	(0.05)	(0.42)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.16	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2011	$10.17	0.32	—	0.32	(0.32)	(0.01)	(0.33)
Year Ended September 30, 2010	$10.04	0.33	0.15	0.48	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2009	$9.36	0.33	0.69	1.02	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2008	$9.71	0.33	(0.33)	—	(0.33)	(0.02)	(0.35)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.86	3.41%	$12,788	0.97%	1.81%	1.10%	71.68%
$10.79	2.86%	$13,344	0.96%	2.30%	1.33%	83.62%
$10.80	5.38%	$14,235	0.96%	2.76%	1.34%	83.92%
$10.56	8.90%	$12,865	0.95%	3.14%	1.32%	47.13%
$10.03	5.30%	$9,654	0.92%	4.08%	1.29%	116.07%

$11.15	7.13%	$50,063	0.88%	2.65%	0.99%	110.82%
$11.05	3.68%	$37,274	0.95%	3.47%	1.32%	131.87%
$11.32	10.00%	$31,465	0.96%	3.90%	1.34%	122.94%
$10.78	13.89%	$15,760	0.96%	4.38%	1.33%	122.26%
$9.88	2.06%	$8,700	0.91%	4.24%	1.28%	190.15%

$11.17	6.21%	$10,969	0.95%	2.43%	1.04%	16.52%
$10.80	3.00%	$8,729	0.93%	2.76%	1.28%	15.73%
$10.83	5.25%	$8,380	0.94%	2.76%	1.40%	20.68%
$10.68	12.71%	$6,999	0.92%	3.18%	1.37%	33.56%
$9.88	1.34%	$5,510	0.89%	3.13%	1.34%	54.22%

$11.56	5.80%	$9,877	0.95%	2.08%	1.05%	34.94%
$11.23	3.09%	$9,232	0.92%	2.52%	1.28%	21.89%
$11.21	4.81%	$11,763	0.94%	2.52%	1.40%	12.26%
$10.97	13.44%	$8,273	0.90%	2.84%	1.38%	37.11%
$10.04	1.84%	$4,389	0.79%	3.01%	1.34%	108.13%

$11.36	6.25%	$65,544	0.92%	2.39%	1.00%	19.76%
$11.02	3.35%	$51,294	0.92%	2.67%	1.22%	15.15%
$11.01	4.79%	$46,560	0.93%	2.79%	1.34%	19.19%
$10.87	12.35%	$29,765	0.92%	3.17%	1.32%	38.42%
$10.09	1.42%	$20,971	0.89%	3.34%	1.29%	82.02%

$11.36	6.48%	$22,398	0.95%	2.16%	1.02%	26.49%
$10.97	3.11%	$16,338	0.96%	2.43%	1.26%	25.83%
$10.93	5.25%	$15,290	0.98%	2.81%	1.39%	14.60%
$10.68	12.78%	$11,255	0.98%	3.18%	1.38%	42.06%
$9.95	0.94%	$7,481	0.96%	3.28%	1.36%	127.76%

$12.45	5.68%	$50,835	0.93%	2.25%	1.01%	21.63%
$12.12	2.85%	$39,231	0.93%	2.64%	1.23%	15.33%
$12.14	4.39%	$35,284	0.94%	2.79%	1.35%	9.54%
$12.07	13.11%	$20,230	0.92%	3.05%	1.32%	35.90%
$11.11	1.79%	$9,683	0.89%	3.25%	1.29%	53.28%

$10.51	6.59%	$40,019	0.93%	2.60%	0.93%	26.70%
$10.16	3.22%	$32,791	0.94%	3.19%	0.94%	23.34%
$10.17	4.87%	$29,858	0.94%	3.33%	0.95%	6.60%
$10.04	11.14%	$19,518	0.93%	3.45%	0.93%	24.19%
$9.36	(0.08)%	$16,138	0.91%	3.41%	0.91%	39.13%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities						Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital National Tax-Free Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02		(0.02)	—	(0.02)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.03		—	(b)	0.03		(0.03)	—	(0.03)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	—(b)
Year Ended September 30, 2009	$1.00	—	(b)	—		—	(b)	— (b)	—	—(b)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02		(0.02)	—	(0.02)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2012	$8.74	0.20		0.94		1.14		(0.20)	—	(0.20)
Year Ended September 30, 2011	$9.06	0.22		(0.26)		(0.04)		(0.28)	—	(0.28)
Year Ended September 30, 2010	$8.50	0.26		0.57		0.83		(0.27)	—	(0.27)
Year Ended September 30, 2009	$8.43	0.23		0.21		0.44		(0.23)	(0.14)	(0.37)
Year Ended September 30, 2008	$10.53	0.26		(1.24)		(0.98)		(0.39)	(0.73)	(1.12)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2012	$7.95	0.14		1.18		1.32		(0.14)	—	(0.14)
Year Ended September 30, 2011	$8.39	0.15		(0.41)		(0.26)		(0.18)	—	(0.18)
Year Ended September 30, 2010	$7.79	0.18		0.60		0.78		(0.18)	—	(0.18)
Year Ended September 30, 2009	$7.77	0.16		0.02		0.18		(0.16)	—	(0.16)
Year Ended September 30, 2008	$10.94	0.17		(1.86)		(1.69)		(0.35)	(1.13)	(1.48)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2012	$7.20	0.10		1.27		1.37		(0.10)	—	(0.10)
Year Ended September 30, 2011	$7.69	0.10		(0.48)		(0.38)		(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.11	0.13		0.58		0.71		(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.33	0.12		(0.22)		(0.10)		(0.12)	—	(0.12)
Year Ended September 30, 2008	$11.13	0.11		(2.21)		(2.10)		(0.33)	(1.37)	(1.70)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2012	$6.78	0.06		1.36		1.42		(0.06)	—	(0.06)
Year Ended September 30, 2011	$7.33	0.07		(0.57)		(0.50)		(0.05)	—	(0.05)
Year Ended September 30, 2010	$6.77	0.10		0.56		0.66		(0.10)	—	(0.10)
Year Ended September 30, 2009	$7.41	0.07		(0.65)		(0.58)		(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.26	0.04		(2.76)		(2.72)		(0.32)	(1.81)	(2.13)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$1.00	0.01%	$187	0.17%	0.01%	0.98%	—
$1.00	0.01%	$183	0.33%	0.01%	0.97%	—
$1.00	0.01%	$104	0.42%	0.01%	0.99%	—
$1.00	0.80%	$50	0.69%	0.67%	0.99%	—
$1.00	2.11%	$4	0.66%	2.48%	0.96%	—

$1.00	0.01%	$137,776	0.21%	0.01%	1.13%	—
$1.00	0.01%	$163,384	0.26%	0.01%	1.13%	—
$1.00	0.05%	$172,643	0.34%	0.05%	1.13%	—
$1.00	0.53%	$270,852	0.96%	0.78%	1.16%	—
$1.00	2.86%	$763,152	0.96%	2.79%	1.08%	—

$1.00	0.01%	$98,233	0.06%	0.01%	1.14%	—
$1.00	0.01%	$129,413	0.09%	0.01%	1.14%	—
$1.00	0.07%	$136,205	0.15%	0.07%	1.13%	—
$1.00	0.03%	$168,094	0.33%	0.03%	1.13%	—
$1.00	1.75%	$485,031	0.93%	1.72%	1.08%	—

$9.68	13.10%	$13,704	0.69%	2.09%	0.77%	7.99%
$8.74	(0.55)%	$10,689	0.64%	2.34%	0.97%	8.36%
$9.06	9.93%	$7,230	0.46%	3.01%	0.97%	33.33%
$8.50	5.95%	$5,929	0.43%	2.95%	0.93%	21.56%
$8.43	(10.33)%	$7,573	0.35%	2.72%	0.85%	39.99%

$9.13	16.76%	$28,375	0.66%	1.65%	0.75%	17.65%
$7.95	(3.29)%	$25,227	0.58%	1.68%	0.91%	9.96%
$8.39	10.18%	$25,419	0.41%	2.27%	0.92%	47.76%
$7.79	2.67%	$24,426	0.38%	2.36%	0.88%	22.46%
$7.77	(17.44)%	$27,775	0.35%	1.82%	0.85%	63.63%

$8.47	19.14%	$18,827	0.68%	1.30%	0.76%	20.21%
$7.20	(5.10)%	$16,246	0.59%	1.26%	0.93%	9.06%
$7.69	10.13%	$17,838	0.42%	1.81%	0.93%	57.35%
$7.11	(1.25)%	$16,609	0.39%	1.89%	0.89%	24.08%
$7.33	(21.65)%	$18,321	0.35%	1.23%	0.85%	77.54%

$8.14	20.99%	$5,830	0.81%	0.78%	0.89%	27.91%
$6.78	(6.91)%	$4,806	0.71%	0.87%	1.05%	10.72%
$7.33	9.90%	$5,148	0.50%	1.41%	1.06%	66.32%
$6.77	(7.60)%	$4,810	0.46%	1.23%	0.97%	20.24%
$7.41	(26.23)%	$5,680	0.38%	0.44%	0.88%	67.40%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2012	$9.73	0.03	2.84	2.87	(0.02)	—	—	(0.02)
Year Ended September 30, 2011	$10.33	0.02	(0.60)	(0.58)	(0.02)	—	—	(0.02)
Year Ended September 30, 2010	$9.90	0.02	0.44	0.46	(0.03)	—	—	(0.03)
Year Ended September 30, 2009	$11.11	0.05	(1.21)	(1.16)	(0.05)	—	—	(0.05)
Year Ended September 30, 2008	$18.90	0.04	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Sterling Capital Mid Value Fund
Year Ended September 30, 2012	$10.80	— (d)	2.77	2.77	(0.02)	—	—	(0.02)
Year Ended September 30, 2011	$11.52	(0.06)	(0.66)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.35	(0.05)	1.22	1.17	— (d)	—	—	— (d)
Year Ended September 30, 2009	$10.14	(0.05)	0.27	0.22	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Sterling Capital Small Value Fund
Year Ended September 30, 2012	$10.69	(0.06)	2.15	2.09	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)	(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	(0.02)	0.64	0.62	—	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2012	$14.22	(0.12)	3.32	3.20	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$14.97	(0.18)	(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)	1.24	1.08	—	—	—	—
Year Ended September 30, 2009	$14.65	(0.05)	(0.05)	(0.10)	— (d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.63	(0.21)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Sterling Capital Equity Income Fund
Year Ended September 30, 2012	$13.21	0.13	2.72	2.85	(0.07)	—	—	(0.07)
Year Ended September 30, 2011	$13.01	0.14	0.14 (g)	0.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$11.39	0.20	1.57	1.77	(0.15)	—	—	(0.15)
Year Ended September 30, 2009	$12.31	0.22	(0.98)	(0.76)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.99	0.32	(2.20)	(1.88)	(0.22)	(0.58)	—	(0.80)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2012	$10.75	0.12	0.16	0.28	(0.21)	—	—	(0.21)
Year Ended September 30, 2011	$10.77	0.17	0.04	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.52	0.21	0.28	0.49	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.00	0.25	0.54	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$9.90	0.34	0.10	0.44	(0.34)	—	—	(0.34)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.50%.
(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.58	29.55%		$1,638	1.83%	0.24%	1.95%	68.75%
$9.73	(5.67)%		$1,922	1.83%	0.18%	1.97%	66.29%
$10.33	4.64%		$3,121	1.83%	0.17%	1.98%	119.85%
$9.90	(10.31)%		$4,501	1.82%	0.54%	1.96%	92.97%
$11.11	(29.98)%		$7,866	1.89%	0.28%	1.93%	38.43%

$13.55	25.72%		$1,996	1.93%	(0.01)%	1.95%	21.62%
$10.80	(6.25)%		$2,604	1.93%	(0.45)%	1.97%	38.30%
$11.52	11.32%		$3,796	1.94%	(0.48)%	2.05%	45.02%
$10.35	2.17%		$3,454	1.96%	(0.60)%	2.01%	46.83%
$10.14	(22.60)%		$4,136	1.89%	(0.58)%	1.93%	65.74%

$11.80	20.43%		$432	2.08%	(0.53)%	2.11%	32.86%
$10.69	(4.30)%		$571	2.08%	(1.15)%	2.19%	63.02%

$11.17	5.88	%(f)	$932	2.15%	(0.28)%	2.41%	95.89%

$17.11	22.76%		$12,466	2.04%	(0.77)%	2.04%	19.38%
$14.22	(4.43)%		$16,582	2.03%	(1.10)%	2.03%	31.51%
$14.97	7.78%		$22,538	2.04%	(1.13)%	2.05%	25.65%
$13.89	1.04%		$24,068	2.03%	(0.39)%	2.04%	45.22%
$14.65	(13.28)%		$26,347	1.99%	(1.22)%	1.99%	25.80%

$15.99	21.60%		$12,653	1.93%	0.85%	1.93%	21.30%
$13.21	2.13%		$12,314	1.93%	1.02%	1.93%	16.64%
$13.01	15.59%		$13,959	1.94%	1.67%	1.94%	21.63%
$11.39	(6.05)%		$13,567	1.93%	2.18%	1.95%	37.13%
$12.31	(13.14)%		$15,176	1.89%	2.35%	1.89%	30.01%

$10.82	2.64%		$896	1.72%	1.10%	1.76%	71.68%
$10.75	1.99%		$1,617	1.71%	1.58%	1.83%	83.62%
$10.77	4.71%		$2,690	1.71%	1.99%	1.84%	83.92%
$10.52	8.01%		$3,256	1.70%	2.42%	1.82%	47.13%
$10.00	4.52%		$3,070	1.67%	3.34%	1.79%	116.07%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities		Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2012	$11.06	0.22	0.45	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.33	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.78	0.35	0.62	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$9.89	0.37	0.89	1.26	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.13	0.36	(0.22)	0.14	(0.38)	—	(0.38)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2012	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2011	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2010	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$1.00	0.02	—(b)	0.02	(0.02)	—	(0.02)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2012	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2011	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2010	$1.00	—(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$1.00	—(b)	—	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$1.00	0.01	—(b)	0.01	(0.01)	—	(0.01)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2012	$8.76	0.12	0.94	1.06	(0.12)	—	(0.12)
Year Ended September 30, 2011	$9.07	0.15	(0.25)	(0.10)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.50	0.20	0.57	0.77	(0.20)	—	(0.20)
Year Ended September 30, 2009	$8.43	0.17	0.21	0.38	(0.17)	(0.14)	(0.31)
Year Ended September 30, 2008	$10.54	0.19	(1.25)	(1.06)	(0.32)	(0.73)	(1.05)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2012	$7.79	0.07	1.16	1.23	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.22	0.08	(0.40)	(0.32)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.63	0.12	0.59	0.71	(0.12)	—	(0.12)
Year Ended September 30, 2009	$7.62	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.75	0.10	(1.81)	(1.71)	(0.29)	(1.13)	(1.42)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2012	$7.03	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.51	0.04	(0.46)	(0.42)	(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.95	0.08	0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$7.17	0.07	(0.22)	(0.15)	(0.07)	—	(0.07)
Year Ended September 30, 2008	$10.92	0.04	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2012	$6.44	—(b)	1.30	1.30	—	—	—
Year Ended September 30, 2011	$7.01	0.01	(0.54)	(0.53)	(0.04)	—	(0.04)
Year Ended September 30, 2010	$6.45	0.04	0.55	0.59	(0.03)	—	(0.03)
Year Ended September 30, 2009	$7.09	0.03	(0.62)	(0.59)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.86	(0.03)	(2.65)	(2.68)	(0.28)	(1.81)	(2.09)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.16	6.33%	$3,132	1.63%	1.97%	1.67%	110.82%
$11.06	2.91%	$3,776	1.70%	2.74%	1.82%	131.87%
$11.33	9.18%	$4,762	1.71%	3.21%	1.83%	122.94%
$10.78	13.03%	$5,362	1.71%	3.62%	1.83%	122.26%
$9.89	1.31%	$4,951	1.66%	3.49%	1.78%	190.15%

$1.00	0.01%	$473	0.21%	0.01%	1.64%	—
$1.00	0.01%	$1,155	0.26%	0.01%	1.63%	—
$1.00	0.05%	$1,494	0.34%	0.05%	1.63%	—
$1.00	0.34%	$1,901	1.13%	0.33%	1.66%	—
$1.00	2.35%	$1,767	1.46%	2.26%	1.58%	—

$1.00	0.01%	$396	0.07%	0.01%	1.64%	—
$1.00	0.01%	$632	0.09%	0.01%	1.64%	—
$1.00	0.07%	$671	0.15%	0.06%	1.64%	—
$1.00	0.03%	$935	0.28%	0.02%	1.64%	—
$1.00	1.28%	$597	1.38%	1.14%	1.58%	—

$9.70	12.16%	$1,397	1.44%	1.34%	1.44%	7.99%
$8.76	(1.24)%	$1,813	1.37%	1.61%	1.47%	8.36%
$9.07	9.15%	$2,403	1.21%	2.25%	1.47%	33.33%
$8.50	5.15%	$3,184	1.18%	2.20%	1.43%	21.56%
$8.43	(11.09)%	$4,081	1.10%	1.98%	1.35%	39.99%

$8.94	15.80%	$5,184	1.41%	0.87%	1.41%	17.65%
$7.79	(4.01)%	$6,560	1.31%	0.96%	1.41%	9.96%
$8.22	9.40%	$9,771	1.16%	1.48%	1.41%	47.76%
$7.63	1.81%	$11,734	1.13%	1.63%	1.38%	22.46%
$7.62	(17.99)%	$15,305	1.10%	1.07%	1.35%	63.63%

$8.26	18.19%	$4,346	1.43%	0.52%	1.43%	20.21%
$7.03	(5.68)%	$5,521	1.33%	0.52%	1.43%	9.06%
$7.51	9.22%	$8,275	1.17%	1.05%	1.43%	57.35%
$6.95	(1.89)%	$9,973	1.15%	1.17%	1.40%	24.08%
$7.17	(22.32)%	$13,306	1.10%	0.47%	1.35%	77.54%

$7.74	20.19%	$1,497	1.56%	(0.04)%	1.56%	27.91%
$6.44	(7.68)%	$2,673	1.45%	0.14%	1.54%	10.72%
$7.01	9.17%	$3,673	1.25%	0.63%	1.55%	66.32%
$6.45	(8.38)%	$4,215	1.21%	0.50%	1.47%	20.24%
$7.09	(26.69)%	$5,406	1.13%	(0.31)%	1.38%	67.40%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2012	$ 9.67	0.03	2.82	2.85	(0.03)	—	—	(0.03)
Year Ended September 30, 2011	$10.28	0.01	(0.59)	(0.58)	(0.03)	—	—	(0.03)
Year Ended September 30, 2010	$ 9.85	0.02	0.45	0.47	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$11.08	0.04	(1.21)	(1.17)	(0.06)	—	—	(0.06)
Year Ended September 30, 2008	$18.87	0.04	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Sterling Capital Mid Value Fund
Year Ended September 30, 2012	$10.78	—(d)	2.76	2.76	(0.03)	—	—	(0.03)
Year Ended September 30, 2011	$11.50	(0.05)	(0.67)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.34	(0.05)	1.21	1.16	—(d)	—	—	— (d)
Year Ended September 30, 2009	$10.14	(0.05)	0.26	0.21	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Sterling Capital Small Value Fund
Year Ended September 30, 2012	$10.69	(0.06)	2.14	2.08	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)	(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	(0.01)	0.64	0.63	(0.01)	—	—	(0.01)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2012	$14.23	(0.12)	3.32	3.20	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$14.98	(0.18)	(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)	1.25	1.09	—	—	—	—
Year Ended September 30, 2009	$14.66	(0.06)	(0.05)	(0.11)	—(d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.64	(0.21)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Sterling Capital Equity Income Fund
Year Ended September 30, 2012	$13.17	0.13	2.70	2.83	(0.08)	—	—	(0.08)
Year Ended September 30, 2011	$12.98	0.15	0.13(g)	0.28	(0.09)	—	—	(0.09)
Year Ended September 30, 2010	$11.37	0.21	1.56	1.77	(0.16)	—	—	(0.16)
Year Ended September 30, 2009	$12.30	0.22	(0.99)	(0.77)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.98	0.33	(2.21)	(1.88)	(0.22)	(0.58)	—	(0.80)
Sterling Capital Short-Term Bond Fund
February 1, 2012 to September 30, 2012(e)	$ 9.45	0.08	0.10	0.18	(0.16)	—	—	(0.16)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2012	$10.77	0.11	0.17	0.28	(0.21)	—	—	(0.21)
Year Ended September 30, 2011	$10.79	0.16	0.05	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.53	0.21	0.29	0.50	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.01	0.24	0.55	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$ 9.90	0.34	0.12	0.46	(0.35)	—	—	(0.35)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.55%.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

				Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.49	29.51%		$167	1.83%	0.22%	1.95%	68.75%
$9.67	(5.72)%		$176	1.84%	0.13%	1.99%	66.29%
$10.28	4.75%		$110	1.84%	0.23%	1.99%	119.85%
$9.85	(10.43)%		$93	1.81%	0.49%	1.95%	92.97%
$11.08	(30.00)%		$143	1.89%	0.28%	1.94%	38.43%

$13.51	25.67%		$538	1.94%	0.03%	1.95%	21.62%
$10.78	(6.26)%		$398	1.93%	(0.42)%	1.97%	38.30%
$11.50	11.26%		$436	1.95%	(0.42)%	2.06%	45.02%
$10.34	2.08%		$176	1.96%	(0.59)%	2.01%	46.83%
$10.14	(22.59)%		$328	1.89%	(0.60)%	1.93%	65.74%

$11.79	20.33%		$108	2.08%	(0.52)%	2.11%	32.86%
$10.69	(4.30)%		$81	2.09%	(1.13)%	2.19%	63.02%

$11.17	5.93	%(f)	$57	2.16%	(0.11)%	2.38%	95.89%

$17.12	22.75%		$82,536	2.04%	(0.75)%	2.04%	19.38%
$14.23	(4.43)%		$71,564	2.03%	(1.10)%	2.03%	31.51%
$14.98	7.85%		$73,282	2.04%	(1.12)%	2.05%	25.65%
$13.89	0.97%		$58,479	2.03%	(0.51)%	2.04%	45.22%
$14.66	(13.27)%		$50,230	1.99%	(1.23)%	1.99%	25.80%

$15.92	21.54%		$194,345	1.94%	0.86%	1.94%	21.30%
$13.17	2.13%		$104,208	1.93%	1.05%	1.93%	16.64%
$12.98	15.62%		$69,549	1.94%	1.69%	1.95%	21.63%
$11.37	(6.10)%		$39,164	1.93%	2.18%	1.95%	37.13%
$12.30	(13.07)%		$32,637	1.89%	2.39%	1.89%	30.01%

$9.47	1.90%		$216	1.57%	1.22%	1.57%	85.13%

$10.84	2.64%		$1,097	1.72%	1.06%	1.75%	71.68%
$10.77	1.99%		$658	1.71%	1.54%	1.83%	83.62%
$10.79	4.80%		$536	1.71%	2.00%	1.84%	83.92%
$10.53	8.00%		$426	1.70%	2.31%	1.82%	47.13%
$10.01	4.62%		$176	1.67%	3.33%	1.79%	116.07%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2012	$11.07	0.21	0.46	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.34	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.79	0.34	0.63	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$9.89	0.37	0.90	1.27	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.14	0.36	(0.23)	0.13	(0.38)	—	(0.38)
Sterling Capital Kentucky Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$11.08	0.11	0.09	0.20	(0.12)	—	(0.12)
Sterling Capital Maryland Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$11.47	0.09	0.09	0.18	(0.09)	—	(0.09)
Sterling Capital North Carolina Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$11.25	0.11	0.11	0.22	(0.12)	—	(0.12)
Sterling Capital South Carolina Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$11.25	0.10	0.11	0.21	(0.10)	—	(0.10)
Sterling Capital Virginia Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$12.37	0.11	0.07	0.18	(0.11)	—	(0.11)
Sterling Capital West Virginia Intermediate Tax-Free Fund
February 1, 2012 to September 30, 2012(d)	$10.38	0.11	0.14	0.25	(0.12)	—	(0.12)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.17	6.32%	$5,845	1.63%	1.90%	1.66%	110.82%
$11.07	2.91%	$4,224	1.70%	2.68%	1.82%	131.87%
$11.34	9.18%	$2,140	1.71%	3.09%	1.85%	122.94%
$10.79	13.14%	$400	1.71%	3.61%	1.83%	122.26%
$ 9.89	1.21%	$184	1.66%	3.49%	1.78%	190.15%

$11.16	1.82%	$209	1.71%	1.45%	1.71%	16.52%

$11.56	1.57%	$1,321	1.71%	1.12%	1.71%	34.94%

$11.35	1.93%	$3,251	1.67%	1.49%	1.67%	19.76%

$11.36	1.86%	$507	1.69%	1.29%	1.69%	26.49%

$12.44	1.48%	$2,884	1.68%	1.36%	1.68%	21.63%

$10.51	2.41%	$729	1.64%	1.63%	1.64%	26.70%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities					Distributions
Net Asset Value, Beginning of Period		Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital National Tax-Free Money Market Fund
February 1, 2012 to September 30, 2012(d)	$1.00	—	(e)	—	(e)	— (e)	—	—	—
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2012	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2011	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2010	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2009	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2008	$1.00	0.02		—	(e)	0.02	(0.02)	—	(0.02)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2012	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2011	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2010	$1.00	—	(e)	—	(e)	— (e)	— (e)	—	— (e)
Year Ended September 30, 2009	$1.00	—	(e)	—		— (e)	— (e)	—	— (e)
Year Ended September 30, 2008	$1.00	0.01		—	(e)	0.01	(0.01)	—	(0.01)
Sterling Capital Strategic Allocation Conservative Fund(f)
Year Ended September 30, 2012	$8.71	0.12		0.94		1.06	(0.13)	—	(0.13)
Year Ended September 30, 2011	$9.03	0.15		(0.26)		(0.11)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.47	0.20		0.57		0.77	(0.21)	—	(0.21)
Year Ended September 30, 2009	$8.41	0.17		0.21		0.38	(0.18)	(0.14)	(0.32)
Year Ended September 30, 2008	$10.51	0.19		(1.24)		(1.05)	(0.32)	(0.73)	(1.05)
Sterling Capital Strategic Allocation Balanced Fund(f)
Year Ended September 30, 2012	$7.82	0.08		1.16		1.24	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.26	0.08		(0.40)		(0.32)	(0.12)	—	(0.12)
Year Ended September 30, 2010	$7.68	0.12		0.59		0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.67	0.11		0.01		0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.81	0.09		(1.82)		(1.73)	(0.28)	(1.13)	(1.41)
Sterling Capital Strategic Allocation Growth Fund(f)
Year Ended September 30, 2012	$7.01	0.04		1.24		1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.50	0.04		(0.46)		(0.42)	(0.07)	—	(0.07)
Year Ended September 30, 2010	$6.94	0.08		0.56		0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$7.17	0.07		(0.22)		(0.15)	(0.08)	—	(0.08)
Year Ended September 30, 2008	$10.92	0.04		(2.15)		(2.11)	(0.27)	(1.37)	(1.64)
Sterling Capital Strategic Allocation Equity Fund(f)
Year Ended September 30, 2012	$6.42	—	(e)	1.29		1.29	—	—	—
Year Ended September 30, 2011	$6.98	0.01		(0.53)		(0.52)	(0.04)	—	(0.04)
Year Ended September 30, 2010	$6.47	0.04		0.54		0.58	(0.07)	—	(0.07)
Year Ended September 30, 2009	$7.10	0.02		(0.60)		(0.58)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.87	(0.03)		(2.66)		(2.69)	(0.27)	(1.81)	(2.08)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Amount is less than $0.005.
(f)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$1.00	0.00%	$1	0.07%	0.15%	1.46%	—

$1.00	0.01%	$449	0.22%	0.01%	1.64%	—
$1.00	0.01%	$665	0.25%	0.01%	1.64%	—
$1.00	0.05%	$479	0.35%	0.04%	1.64%	—
$1.00	0.34%	$893	1.10%	0.24%	1.66%	—
$1.00	2.36%	$244	1.46%	2.46%	1.59%	—

$1.00	0.01%	$108	0.07%	0.01%	1.64%	—
$1.00	0.01%	$76	0.10%	0.01%	1.64%	—
$1.00	0.07%	$94	0.16%	0.10%	1.63%	—
$1.00	0.04%	$54	0.28%	0.03%	1.64%	—
$1.00	1.29%	$37	1.38%	1.30%	1.58%	—

$9.64	12.23%	$207	1.44%	1.33%	1.44%	7.99%
$8.71	(1.30)%	$152	1.39%	1.57%	1.47%	8.36%
$9.03	9.17%	$127	1.21%	2.28%	1.47%	33.33%
$8.47	5.09%	$101	1.17%	2.19%	1.43%	21.56%
$8.41	(10.99)%	$94	1.10%	1.99%	1.35%	39.99%

$8.98	15.88%	$420	1.41%	0.91%	1.41%	17.65%
$7.82	(3.97)%	$367	1.35%	0.93%	1.42%	9.96%
$8.26	9.34%	$186	1.16%	1.49%	1.42%	47.76%
$7.68	1.85%	$89	1.13%	1.58%	1.38%	22.46%
$7.67	(18.02)%	$79	1.10%	1.04%	1.35%	63.63%

$8.24	18.29%	$294	1.43%	0.55%	1.43%	20.21%
$7.01	(5.78)%	$226	1.36%	0.50%	1.43%	9.06%
$7.50	9.33%	$157	1.17%	1.07%	1.43%	57.35%
$6.94	(1.90)%	$99	1.14%	1.13%	1.39%	24.08%
$7.17	(22.31)%	$55	1.10%	0.49%	1.35%	77.54%

$7.71	20.09%	$40	1.56%	0.04%	1.56%	27.91%
$6.42	(7.55)%	$25	1.48%	0.10%	1.56%	10.72%
$6.98	9.02%	$17	1.22%	0.58%	1.54%	66.32%
$6.47	(8.11)%	$6	1.13%	0.35%	1.36%	20.24%
$7.10	(26.77)%	$1	1.13%	(0.32)%	1.43%	67.40%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2012	$9.95	0.14	2.92	3.06	(0.14)	—	—	(0.14)
Year Ended September 30, 2011	$10.57	0.14	(0.62)	(0.48)	(0.14)	—	—	(0.14)
Year Ended September 30, 2010	$10.13	0.13	0.45	0.58	(0.14)	—	—	(0.14)
Year Ended September 30, 2009	$11.36	0.13	(1.22)	(1.09)	(0.14)	—	—	(0.14)
Year Ended September 30, 2008	$19.20	0.18	(5.16)	(4.98)	(0.13)	(2.73)	—	(2.86)
Sterling Capital Mid Value Fund
Year Ended September 30, 2012	$11.43	0.14	2.94	3.08	(0.14)	—	—	(0.14)
Year Ended September 30, 2011	$12.14	0.08	(0.71)	(0.63)	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$10.86	0.07	1.27	1.34	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$10.56	0.04	0.29	0.33	(0.03)	—	—	(0.03)
Year Ended September 30, 2008	$15.00	0.05	(3.10)	(3.05)	(0.03)	(1.36)	—	(1.39)
Sterling Capital Small Value Fund
Year Ended September 30, 2012	$10.82	0.06	2.18	2.24	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.19	(0.02)	(0.35)	(0.37)	—	—	—	—
Year Ended September 30, 2010	$10.27	0.06	0.92	0.98	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$9.89	0.02	0.65	0.67	—	(0.29)	—	(0.29)
Year Ended September 30, 2008	$14.68	— (c)	(2.24)	(2.24)	—	(2.55)	—	(2.55)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2012	$15.60	0.04	3.66	3.70	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$16.25	(0.02)	(0.53)	(0.55)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.92	(0.02)	1.35	1.33	—	—	—	—
Year Ended September 30, 2009	$15.58	0.04	(0.01)	0.03	— (c)	(0.58)	(0.11)	(0.69)
Year Ended September 30, 2008	$18.51	(0.04)	(2.14)	(2.18)	—	(0.75)	—	(0.75)
Sterling Capital Equity Income Fund
Year Ended September 30, 2012	$13.27	0.28	2.74	3.02	(0.23)	—	—	(0.23)
Year Ended September 30, 2011	$13.07	0.29	0.14 (d)	0.43	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$11.44	0.33	1.57	1.90	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$12.37	0.32	(0.99)	(0.67)	(0.23)	(0.03)	—	(0.26)
Year Ended September 30, 2008	$15.05	0.51	(2.26)	(1.75)	(0.35)	(0.58)	—	(0.93)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2012	$9.36	0.22	0.24	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2011	$9.68	0.20	(0.19)	0.01	(0.33)	—	—	(0.33)
Year Ended September 30, 2010	$9.67	0.19	0.09	0.28	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$9.54	0.25	0.22	0.47	(0.34)	—	—	(0.34)
Year Ended September 30, 2008	$9.53	0.35	0.06	0.41	(0.40)	—	—	(0.40)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.10%.
(c)	Amount is less than $0.005.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$12.87	30.89%	$189,252	0.83%	1.22%	0.95%	68.75%
$ 9.95	(4.74)%	$156,832	0.83%	1.18%	0.98%	66.29%
$10.57	5.71%	$183,791	0.84%	1.23%	0.99%	119.85%
$10.13	(9.40)%	$177,725	0.81%	1.51%	0.95%	92.97%
$11.36	(29.32)%	$257,036	0.89%	1.28%	0.94%	38.43%

$14.37	27.00%	$340,577	0.93%	1.02%	0.95%	21.62%
$11.43	(5.29)%	$299,032	0.93%	0.58%	0.97%	38.30%
$12.14	12.39%	$319,451	0.94%	0.58%	1.05%	45.02%
$10.86	3.21%	$200,331	0.96%	0.44%	1.02%	46.83%
$10.56	(21.87)%	$163,840	0.89%	0.43%	0.93%	65.74%

$12.08	21.65%	$71,711	1.08%	0.47%	1.11%	32.86%
$10.82	(3.31)%	$64,962	1.08%	(0.14)%	1.19%	63.02%
$11.19	9.59%(b)	$60,073	1.20%	0.56%	1.42%	95.89%
$10.27	8.68%	$25,790	1.42%	0.23%	1.79%	89.00%
$ 9.89	(17.16)%	$22,635	1.26%	0.01%	1.40%	64.00%

$18.99	23.97%	$386,543	1.04%	0.25%	1.04%	19.38%
$15.60	(3.46)%	$330,913	1.04%	(0.09)%	1.04%	31.51%
$16.25	8.91%	$254,834	1.04%	(0.13)%	1.05%	25.65%
$14.92	1.91%	$228,421	1.03%	0.30%	1.04%	45.22%
$15.58	(12.35)%	$167,544	0.99%	(0.24)%	0.99%	25.80%

$16.06	22.80%	$635,360	0.94%	1.86%	0.94%	21.30%
$13.27	3.17%	$392,660	0.93%	2.06%	0.93%	16.64%
$13.07	16.77%	$236,580	0.94%	2.68%	0.95%	21.63%
$11.44	(5.18)%	$177,281	0.93%	3.19%	0.95%	37.13%
$12.37	(12.24)%	$140,256	0.89%	3.72%	0.89%	30.01%

$ 9.47	4.94%	$47,235	0.56%	2.30%	0.58%	85.13%
$ 9.36	0.05%	$55,680	0.60%	2.07%	0.70%	120.09%
$ 9.68	2.90%	$60,089	0.70%	1.93%	0.86%	55.50%
$ 9.67	4.94%	$59,123	0.70%	2.58%	0.85%	89.57%
$ 9.54	4.38%	$44,912	0.65%	3.68%	0.80%	48.20%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2012	$10.80	0.23	0.16	0.39	(0.32)	—	(0.32)
Year Ended September 30, 2011	$10.82	0.27	0.05	0.32	(0.34)	—	(0.34)
Year Ended September 30, 2010	$10.57	0.32	0.28	0.60	(0.35)	—	(0.35)
Year Ended September 30, 2009	$10.05	0.35	0.55	0.90	(0.38)	—	(0.38)
Year Ended September 30, 2008	$9.94	0.44	0.12	0.56	(0.45)	—	(0.45)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2012	$11.06	0.32	0.46	0.78	(0.41)	(0.27)	(0.68)
Year Ended September 30, 2011	$11.33	0.41	0.01	0.42	(0.48)	(0.21)	(0.69)
Year Ended September 30, 2010	$10.78	0.46	0.62	1.08	(0.52)	(0.01)	(0.53)
Year Ended September 30, 2009	$9.89	0.47	0.89	1.36	(0.47)	—	(0.47)
Year Ended September 30, 2008	$10.13	0.46	(0.22)	0.24	(0.48)	—	(0.48)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.79	0.29	0.39	0.68	(0.29)	(0.03)	(0.32)
Year Ended September 30, 2011	$10.81	0.32	0.03 (b)	0.35	(0.32)	(0.05)	(0.37)
Year Ended September 30, 2010	$10.67	0.32	0.24	0.56	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2009	$9.87	0.35	0.90	1.25	(0.35)	(0.10)	(0.45)
Year Ended September 30, 2008	$10.05	0.34	(0.18)	0.16	(0.34)	—	(0.34)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2012	$11.25	0.26	0.41	0.67	(0.26)	(0.08)	(0.34)
Year Ended September 30, 2011	$11.22	0.31	0.06	0.37	(0.30)	(0.04)	(0.34)
Year Ended September 30, 2010	$10.99	0.30	0.23	0.53	(0.30)	— (c)	(0.30)
Year Ended September 30, 2009	$10.06	0.33	1.01	1.34	(0.33)	(0.08)	(0.41)
Year Ended September 30, 2008	$10.17	0.34	(0.11)	0.23	(0.34)	—	(0.34)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2012	$11.02	0.30	0.40	0.70	(0.29)	(0.07)	(0.36)
Year Ended September 30, 2011	$11.01	0.31	0.07	0.38	(0.31)	(0.06)	(0.37)
Year Ended September 30, 2010	$10.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
Year Ended September 30, 2009	$10.09	0.36	0.88	1.24	(0.36)	(0.10)	(0.46)
Year Ended September 30, 2008	$10.33	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.90	0.27	0.45	0.72	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$10.86	0.29	0.06	0.35	(0.28)	(0.03)	(0.31)
Year Ended September 30, 2010	$10.61	0.32	0.25	0.57	(0.32)	—	(0.32)
Year Ended September 30, 2009	$9.89	0.35	0.89	1.24	(0.35)	(0.17)	(0.52)
Year Ended September 30, 2008	$10.21	0.36	(0.23)	0.13	(0.36)	(0.09)	(0.45)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2012	$12.12	0.31	0.39	0.70	(0.31)	(0.07)	(0.38)
Year Ended September 30, 2011	$12.14	0.34	0.02	0.36	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2010	$12.07	0.36	0.18	0.54	(0.36)	(0.11)	(0.47)
Year Ended September 30, 2009	$11.10	0.39	1.06	1.45	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2008	$11.31	0.40	(0.16)	0.24	(0.40)	(0.05)	(0.45)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2012	$10.17	0.29	0.39	0.68	(0.29)	(0.04)	(0.33)
Year Ended September 30, 2011	$10.18	0.34	—	0.34	(0.34)	(0.01)	(0.35)
Year Ended September 30, 2010	$10.05	0.36	0.15	0.51	(0.36)	(0.02)	(0.38)
Year Ended September 30, 2009	$9.37	0.36	0.68	1.04	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2008	$9.72	0.36	(0.34)	0.02	(0.35)	(0.02)	(0.37)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.87	3.67%	$77,460	0.72%	2.12%	0.77%	71.68%
$10.80	3.02%	$155,814	0.71%	2.55%	0.83%	83.62%
$10.82	5.74%	$176,096	0.71%	3.00%	0.84%	83.92%
$10.57	9.06%	$177,141	0.70%	3.35%	0.82%	47.13%
$10.05	5.67%	$110,289	0.67%	4.33%	0.79%	116.07%

$11.16	7.39%	$514,368	0.62%	2.90%	0.66%	110.82%
$11.06	3.94%	$383,070	0.70%	3.73%	0.82%	131.87%
$11.33	10.27%	$383,868	0.71%	4.19%	0.84%	122.94%
$10.78	14.16%	$339,730	0.71%	4.61%	0.83%	122.26%
$9.89	2.32%	$430,079	0.66%	4.48%	0.78%	190.15%

$11.15	6.39%	$14,546	0.70%	2.68%	0.72%	16.52%
$10.79	3.34%	$13,757	0.68%	3.01%	0.79%	15.73%
$10.81	5.42%	$15,284	0.69%	3.01%	0.90%	20.68%
$10.67	13.00%	$12,814	0.67%	3.44%	0.87%	33.56%
$9.87	1.59%	$10,924	0.64%	3.38%	0.84%	54.22%

$11.58	6.05%	$33,974	0.70%	2.31%	0.72%	34.94%
$11.25	3.44%	$25,174	0.67%	2.77%	0.78%	21.89%
$11.22	4.97%	$26,322	0.68%	2.77%	0.89%	12.26%
$10.99	13.70%	$20,704	0.65%	3.10%	0.87%	37.11%
$10.06	2.10%	$11,527	0.54%	3.26%	0.84%	108.13%

$11.36	6.51%	$190,055	0.67%	2.64%	0.67%	19.76%
$11.02	3.60%	$161,486	0.67%	2.92%	0.72%	15.15%
$11.01	5.05%	$147,848	0.68%	3.05%	0.84%	19.19%
$10.87	12.63%	$130,113	0.67%	3.42%	0.82%	38.42%
$10.09	1.67%	$103,560	0.64%	3.59%	0.79%	82.02%

$11.28	6.68%	$52,526	0.70%	2.41%	0.70%	26.49%
$10.90	3.37%	$39,863	0.71%	2.68%	0.76%	25.83%
$10.86	5.53%	$30,183	0.73%	3.05%	0.89%	14.60%
$10.61	13.01%	$17,274	0.73%	3.45%	0.88%	42.06%
$9.89	1.27%	$13,298	0.71%	3.52%	0.86%	127.76%

$12.44	5.87%	$91,770	0.68%	2.50%	0.68%	21.63%
$12.12	3.11%	$78,535	0.68%	2.90%	0.73%	15.33%
$12.14	4.65%	$77,222	0.69%	3.05%	0.85%	9.54%
$12.07	13.39%	$71,599	0.67%	3.36%	0.82%	35.90%
$11.10	2.13%	$71,631	0.64%	3.50%	0.79%	53.28%

$10.52	6.85%	$85,125	0.68%	2.85%	0.68%	26.70%
$10.17	3.48%	$72,451	0.69%	3.44%	0.69%	23.34%
$10.18	5.13%	$70,760	0.69%	3.58%	0.70%	6.60%
$10.05	11.41%	$63,599	0.68%	3.71%	0.68%	24.19%
$9.37	0.18%	$56,829	0.66%	3.66%	0.66%	39.13%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities						Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital National Tax-Free Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02		(0.02)	—	(0.02)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.03		—	(b)	0.03		(0.03)	—	(0.03)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2012	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	—		—	(b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02		(0.02)	—	(0.02)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2012	$8.83	0.22		0.96		1.18		(0.22)	—	(0.22)
Year Ended September 30, 2011	$9.15	0.25		(0.27)		(0.02)		(0.30)	—	(0.30)
Year Ended September 30, 2010	$8.58	0.29		0.57		0.86		(0.29)	—	(0.29)
Year Ended September 30, 2009	$8.50	0.30		0.17		0.47		(0.25)	(0.14)	(0.39)
Year Ended September 30, 2008	$10.62	0.28		(1.26)		(0.98)		(0.41)	(0.73)	(1.14)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2012	$8.00	0.17		1.18		1.35		(0.17)	—	(0.17)
Year Ended September 30, 2011	$8.44	0.19		(0.43)		(0.24)		(0.20)	—	(0.20)
Year Ended September 30, 2010	$7.83	0.20		0.61		0.81		(0.20)	—	(0.20)
Year Ended September 30, 2009	$7.81	0.24		(0.04)		0.20		(0.18)	—	(0.18)
Year Ended September 30, 2008	$10.99	0.19		(1.86)		(1.67)		(0.38)	(1.13)	(1.51)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2012	$7.21	0.12		1.27		1.39		(0.12)	—	(0.12)
Year Ended September 30, 2011	$7.70	0.13		(0.49)		(0.36)		(0.13)	—	(0.13)
Year Ended September 30, 2010	$7.12	0.15		0.58		0.73		(0.15)	—	(0.15)
Year Ended September 30, 2009	$7.34	0.22		(0.31)		(0.09)		(0.13)	—	(0.13)
Year Ended September 30, 2008	$11.14	0.13		(2.20)		(2.07)		(0.36)	(1.37)	(1.73)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2012	$6.87	0.07		1.38		1.45		(0.09)	—	(0.09)
Year Ended September 30, 2011	$7.41	0.10		(0.58)		(0.48)		(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.85	0.12		0.57		0.69		(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.48	0.20		(0.77)		(0.57)		(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.35	0.07		(2.78)		(2.71)		(0.35)	(1.81)	(2.16)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$1.00	0.01%	$134,007	0.17%	0.01%	0.48%	—
$1.00	0.02%	$153,610	0.35%	0.02%	0.48%	—
$1.00	0.03%	$155,385	0.40%	0.03%	0.48%	—
$1.00	1.05%	$260,889	0.44%	0.97%	0.49%	—
$1.00	2.37%	$151,438	0.40%	2.34%	0.45%	—

$1.00	0.01%	$267,913	0.21%	0.01%	0.63%	—
$1.00	0.01%	$328,318	0.25%	0.01%	0.63%	—
$1.00	0.05%	$396,157	0.35%	0.04%	0.63%	—
$1.00	0.92%	$879,738	0.54%	0.87%	0.66%	—
$1.00	3.38%	$975,033	0.46%	3.28%	0.58%	—

$1.00	0.01%	$109,046	0.07%	0.01%	0.64%	—
$1.00	0.01%	$118,172	0.10%	0.01%	0.64%	—
$1.00	0.07%	$208,439	0.15%	0.05%	0.64%	—
$1.00	0.04%	$432,753	0.29%	0.04%	0.64%	—
$1.00	2.24%	$712,696	0.44%	2.18%	0.58%	—

$9.79	13.47%	$3,346	0.44%	2.33%	0.44%	7.99%
$8.83	(0.31)%	$3,954	0.37%	2.61%	0.47%	8.36%
$9.15	10.22%	$4,798	0.21%	3.26%	0.47%	33.33%
$8.58	6.28%	$5,316	0.14%	3.84%	0.39%	21.56%
$8.50	(10.21)%	$39,937	0.10%	2.97%	0.35%	39.99%

$9.18	16.94%	$474	0.42%	1.98%	0.42%	17.65%
$8.00	(3.02)%	$475	0.29%	2.13%	0.41%	9.96%
$8.44	10.53%	$1,169	0.16%	2.52%	0.41%	47.76%
$7.83	2.91%	$1,322	0.13%	3.61%	0.38%	22.46%
$7.81	(17.23)%	$21,298	0.10%	2.07%	0.35%	63.63%

$8.48	19.40%	$936	0.43%	1.54%	0.43%	20.21%
$7.21	(4.86)%	$1,127	0.32%	1.62%	0.43%	9.06%
$7.70	10.39%	$1,684	0.17%	2.05%	0.43%	57.35%
$7.12	(0.87)%	$1,650	0.14%	3.54%	0.38%	24.08%
$7.34	(21.54)%	$17,836	0.10%	1.48%	0.35%	77.54%

$8.23	21.26%	$13	0.56%	0.86%	0.56%	27.91%
$6.87	(6.64)%	$64	0.45%	1.18%	0.55%	10.72%
$7.41	10.15%	$67	0.25%	1.65%	0.52%	66.32%
$6.85	(7.33)%	$693	0.17%	3.41%	0.42%	20.24%
$7.48	(26.02)%	$14,000	0.13%	0.70%	0.38%	67.40%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2012	$11.36	0.08	2.90	2.98	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.12	0.05	(0.73)	(0.68)	(0.08)	—	(0.08)
February 1, 2010 to September 30, 2010(e)	$11.11	0.03	1.01	1.04	(0.03)	—	(0.03)

Sterling Capital Small Value Fund
Year Ended September 30, 2012	$10.79	0.05	2.17	2.22	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.18	(0.02)	(0.37)	(0.39)	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	0.06	0.62	0.68	(0.05)	—	(0.05)

Sterling Capital Special Opportunities Fund
Year Ended September 30, 2012	$15.54	(0.04)	3.64	3.60	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.26	(0.11)	(0.51)	(0.62)	—	(0.10)	(0.10)
February 1, 2010 to September 30, 2010(e)	$15.32	(0.03)	0.97	0.94	—	—	—

Sterling Capital Equity Income Fund
Year Ended September 30, 2012	$13.19	0.20	2.72	2.92	(0.16)	—	(0.16)
Year Ended September 30, 2011	$13.03	0.24	0.13	0.37	(0.21)	—	(0.21)
February 1, 2010 to September 30, 2010(e)	$11.94	0.23	1.04	1.27	(0.18)	—	(0.18)

Sterling Capital Total Return Bond Fund
Year Ended September 30, 2012	$11.02	0.26	0.46	0.72	(0.36)	(0.27)	(0.63)
Year Ended September 30, 2011	$11.32	0.37	(0.03)	0.34	(0.43)	(0.21)	(0.64)
February 1, 2010 to September 30, 2010(e)	$10.87	0.25	0.50	0.75	(0.30)	—	(0.30)

*

During the periods certain fees were voluntarily or contractually waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net Assets are below $1,000.
(e)	Period from commencement of operations.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.08%.

See accompanying notes to the financial statements.

					Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge)(b)		Net Assets, End of Period (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$14.20	26.17%		$—	(d)	1.44%	0.59%	1.44%	21.62%
$11.36	(5.71)%		$—	(d)	1.44%	0.36%	1.56%	38.30%
$12.12	9.47%		$—	(d)	1.44%	0.42%	1.68%	45.02%

$12.03	21.49%		$—	(d)	1.57%	0.44%	1.59%	32.86%
$10.79	(3.49)%		$—	(d)	1.57%	(0.12)%	1.58%	63.02%
$11.18	6.46	%(f)	$—	(d)	1.65%	0.82%	3.44%	95.89%

$18.83	23.41%		$357		1.54%	(0.25)%	1.54%	19.38%
$15.54	(3.95)%		$289		1.54%	(0.62)%	1.54%	31.51%
$16.26	6.20%		$—	(d)	1.54%	(0.29)%	1.57%	25.65%

$15.95	22.19%		$1,454		1.44%	1.35%	1.44%	21.30%
$13.19	2.74%		$604		1.43%	1.72%	1.43%	16.64%
$13.03	10.76%		$—	(d)	1.45%	2.86%	1.49%	21.63%

$11.11	6.79%		$6		1.12%	2.41%	1.16%	110.82%
$11.02	3.24%		$6		1.20%	3.32%	1.33%	131.87%
$11.32	7.03%		$42		1.21%	3.45%	1.37%	122.94%

Sterling Capital Funds
Notes to Financial Statements
September 30, 2012

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As the date of these financial statements, Trust offers shares of Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund, Sterling Capital U.S. Treasury Money Market Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Equity Index Fund (referred to individually as a “Fund” and collectively as the “Funds”). This report includes all Funds in the Trust, except for Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Equity Index Fund which are shown in separate reports. Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund and Sterling Capital U.S. Treasury Money Market Fund are referred to as the “Money Market Funds.” Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund and Sterling Capital Strategic Allocation Equity Fund are referred to as the “Funds of Funds.” The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds and exchange traded funds as opposed to individual securities.

All Funds except the Tax-Free Funds are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies (including exchange traded funds), each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate of other similar securities. In addition, underlying investment companies may invest in derivatives.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2012, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital MidValue Fund, Sterling Capital SmallValue Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, and the Tax-Free Funds have a maximum sales charge of 2.50%, as a percentage of the original purchase price. Prior to March 1, 2011 for Sterling Capital Short-Term Bond Fund and prior to February 1, 2012 the Tax-Free Funds, the maximum sales charge on Class A Shares was 3.00%. Prior to February 1, 2012 for Sterling Capital Intermediate U.S. Government Fund the maximum sales charge on Class A was 5.75%. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except Tax-Free Funds, Intermediate U.S. Government Fund and Short-Term Bond Fund. With respect to Tax-Free Funds, Intermediate U.S. Government Fund and Short-Term Bond Fund, sales over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two

Sterling Capital Funds
Notes to Financial Statements – (continued)
September 30, 2012

years after purchase: employees of the Trust, Sterling Capital Management LLC (“Sterling Capital”) and its affiliates purchased prior to February 1, 2012. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these schedules requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in securities held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. The following Funds had securities that were recorded at fair value at September 30, 2012:

	Fair Value	Percentage of Net Assets
Sterling Capital Small Value Fund	$ —	0.000%
Sterling Capital Special Opportunities Fund	375	0.000%
Sterling Capital Equity Income Fund	700	0.000%

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2012, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2012 is as follows:

			Level 2–		Level 3–
	Level 1–		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Select Equity Fund	$222,550,463	(a)	$—		$—	$222,550,463
Sterling Capital Mid Value Fund	365,245,098	(a)	—		—	365,245,098
Sterling Capital Small Value Fund	78,784,347	(a)	—		—	78,784,347
Sterling Capital Special Opportunities Fund	658,343,359	(a)	—		—	658,343,359
Sterling Capital Equity Income Fund	1,201,754,202	(a)	—		—	1,201,754,202
Sterling Capital Short-Term Bond Fund	1,707,235	(b)	53,281,113	(a)	—	54,988,348
Sterling Capital Intermediate U.S. Government Fund	1,083,061	(b)	92,137,821	(a)	—	93,220,882
Sterling Capital Total Return Bond Fund	11,460,085	(b)	571,196,467	(a)	—	582,656,552
Sterling Capital Kentucky Intermediate Tax-Free Fund	522,038	(b)	25,381,812	(a)	—	25,903,850
Sterling Capital Maryland Intermediate Tax-Free Fund	1,832,230	(b)	43,646,929	(a)	—	45,479,159
Sterling Capital North Carolina Intermediate Tax-Free Fund	7,353,990	(b)	251,260,593	(a)	—	258,614,583
Sterling Capital South Carolina Intermediate Tax-Free Fund	3,258,889	(b)	71,110,364	(a)	—	74,369,253
Sterling Capital Virginia Intermediate Tax-Free Fund	1,507,192	(b)	143,191,383	(a)	—	144,698,575
Sterling Capital West Virginia Intermediate Tax-Free Fund	2,953,213	(b)	123,888,502	(a)	—	126,841,715
Sterling Capital National Tax-Free Money Market Fund	5,974,156	(b)	128,169,410	(a)	—	134,143,566
Sterling Capital Prime Money Market Fund	976	(b)	406,742,312	(a)	—	406,743,288
Sterling Capital U.S. Treasury Money Market Fund	—		207,796,927	(a)	—	207,796,927
Sterling Capital Strategic Allocation Conservative Fund	19,415,682	(a)	—		—	19,415,682
Sterling Capital Strategic Allocation Balanced Fund	34,446,992	(a)	—		—	34,446,992
Sterling Capital Strategic Allocation Growth Fund	24,439,625	(a)	—		—	24,439,625
Sterling Capital Strategic Allocation Equity Fund	7,378,952	(a)	—		—	7,378,952

Liabilities:
Other Financial Instruments-
Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	$1,645,884		$375		$—	$1,646,259
Sterling Capital Equity Income Fund (c)	1,406,130		700		—	1,406,830

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents investment companies and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2012, except for Sterling Capital Short-Term Bond Fund and Total Return Bond Fund. There were transfers from Level 2 to Level 1 during the fiscal year ended September 30, 2012 due to recharacterization of level in the fair value hierarchy of certain preferred stocks. A quoted price was obtained for those preferred stocks for the fiscal year ended September 30, 2012 where as the price was based on other significant observable inputs for the fiscal year ended September 30, 2011.

Transfer from
Level 2 to Level 1
Sterling Capital Short-Term Bond Fund	$583,329
Sterling Capital Total Return Bond Fund	1,996,596

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by it. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities and Sterling Capital Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the fiscal year ended September 30, 2012 are as follows:

	Sterling Capital
	Special		Sterling Capital
	Opportunities		Equity
	Fund		Income Fund
	Number of	Premiums	Number of	Premiums
Covered Call Options	Contracts	Received	Contracts	Received
Balance at beginning of year	19,392	$2,286,751	2,200	$231,859
Options written	20,557	2,837,483	18,963	1,628,822
Options closed	(8,328)	(1,232,984)	(4,600)	(565,639)
Options expired	(21,035)	(2,631,649)	(5,200)	(410,193)
Options exercised	(1,358)	(199,873)	(2,550)	(244,240)

Balance at end of year	9,228	$1,059,728	8,813	$640,609

The following is a summary of written call options outstanding as of September 30, 2012:

	Number of
	Contracts	Value
Sterling Capital Special Opportunities Fund
Akamai Technologies Inc., $35.00, 11/17/12	300	$(138,000)
Akamai Technologies Inc., $36.00, 11/17/12	113	(42,375)
Akamai Technologies Inc., $37.00, 11/17/12	300	(93,600)
Comcast Corp., Class A, $35.00, 1/19/13	650	(126,100)
Comcast Corp., Class A, $36.00, 1/19/13	650	(93,600)
Dole Food Co., Inc. $17.50, 10/20/12(a)	75	(375)
eBay, Inc. $34.00, 10/20/12	720	(72,720)
EOG Resources, Inc. $120.00, 10/20/12	500	(30,500)
EOG Resources, Inc. $125.00, 10/20/12	500	(13,000)
Gilead Sciences Inc., $60.00, 11/17/12	500	(362,500)
Gilead Sciences Inc., $62.50, 11/17/12	321	(166,920)
Gilead Sciences Inc., $70.00, 11/17/12	500	(69,500)
Gilead Sciences Inc., $75.00, 2/16/13	500	(76,500)
Yamana Gold, Inc. $20.00, 1/19/13	3,000	(342,000)
Yum! Brands, Inc., $70.00, 10/20/12	599	(18,569)

	9,228	$(1,646,259)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

	Number of Contracts	Value
Sterling Capital Equity Income Fund
Intel Corp., $29.00, 10/20/12(a)	700	$(700)
Intel Corp., $30.00, 10/20/12	600	(600)
Target Corp., $65.00, 10/20/12	600	(23,400)
Phillips 66, $40.00, 11/17/12	1000	(660,000)
Phillips 66, $41.00, 11/17/12	1000	(589,000)
Illinois Tool Works Inc., $65.00, 1/19/13	1500	(99,000)
TE Connectivity Ltd, $40.00, 1/19/13	3413	(34,130)

	8,813	$(1,406,830)

(a)	Security was fair valued under methods approved by the Board.

Derivative Instruments Categorized by Risk Exposure — The Fund’s derivative contracts held at September 30, 2012, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2012:

Sterling Capital
		Special	Sterling Capital
	Statements of Assets	Opportunities	Equity
Fair Values of Derivative Instruments	and Liabilities Location	Fund	Income Fund
Liabilities
Equity contracts	Written call options	$1,646,259	$1,406,830

The effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2012:

Sterling Capital
	Special	Sterling Capital
	Opportunities	Equity
Net Realized Gain (Loss)	Fund	Income Fund
Written options (equity contracts)	$2,793,864	$507,280

Sterling Capital
	Special	Sterling Capital
	Opportunities	Equity
Net Change in Unrealized Appreciation (Depreciation)	Fund	Income Fund
Written options (equity contracts)	$(2,413,336)	$(826,580)

For the fiscal year ended September 30, 2012, the average quarterly balance of derivative financial instruments was as follows:

	Sterling Capital	Sterling Capital
	Special	Equity
	Opportunities	Income
	Fund	Fund
Written Options (Equity Risk)
Average number of written option contracts	7,841	5,591
Average premium	$1,083,471	$539,239

When-Issued and Forward Commitments — The Funds, with the exception of Sterling Capital U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital National Tax-Free Money Market Fund, and Sterling Capital Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that the advisor or a sub-advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds and the Tax-Free Money Market Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Funds and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, regulated investment companies (RICs) and the character of distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

As of September 30, 2012, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)
Sterling Capital Small Value Fund	$—	$(357,107)	$357,107
Sterling Capital Equity Income Fund	—	(2,697,053)	2,697,053
Sterling Capital Short-Term Bond Fund	(76,766)	736,265	(659,499)
Sterling Capital Intermediate U.S. Government Fund	—	879,035	(879,035)
Sterling Capital Total Return Bond Fund	—	4,079,852	(4,079,852)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	(1,613)	1,613
Sterling Capital Maryland Intermediate Tax-Free Fund	—	906	(906)
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(4,938)	4,938
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	(5,768)	5,768
Sterling Capital Virginia Intermediate Tax-Free Fund	—	(10,993)	10,993
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	(744)	744
Sterling Capital Strategic Allocation Conservative Fund	—	16,115	(16,115)
Sterling Capital Strategic Allocation Balanced Fund	—	19,727	(19,727)
Sterling Capital Strategic Allocation Growth Fund	—	8,728	(8,728)
Sterling Capital Strategic Allocation Equity Fund	—	1,251	(1,251)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2012 were as follows:

	Purchases	Sales
Sterling Capital Select Equity Fund	$138,810,283	$154,896,405
Sterling Capital Mid Value Fund	74,533,134	114,940,025
Sterling Capital Small Value Fund	25,917,623	34,921,619
Sterling Capital Special Opportunities Fund	123,038,174	244,665,253
Sterling Capital Equity Income Fund	449,423,202	179,597,520
Sterling Capital Short-Term Bond Fund	40,805,309	45,054,363
Sterling Capital Intermediate U.S. Government Fund	16,104,401	36,141,977
Sterling Capital Total Return Bond Fund	323,220,415	222,244,918
Sterling Capital Kentucky Intermediate Tax-Free Fund	7,764,253	3,828,109
Sterling Capital Maryland Intermediate Tax-Free Fund	22,241,047	13,278,032
Sterling Capital North Carolina Intermediate Tax-Free Fund	76,596,072	45,507,642
Sterling Capital South Carolina Intermediate Tax-Free Fund	30,582,967	16,490,513
Sterling Capital Virginia Intermediate Tax-Free Fund	52,414,737	27,790,566
Sterling Capital West Virginia Intermediate Tax-Free Fund	49,881,748	29,566,174
Sterling Capital Strategic Allocation Conservative Fund	2,939,983	1,433,014
Sterling Capital Strategic Allocation Balanced Fund	5,909,425	7,141,174
Sterling Capital Strategic Allocation Growth Fund	4,786,720	5,914,281
Sterling Capital Strategic Allocation Equity Fund	2,099,510	3,567,779

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2012 were as follows:

	Purchases	Sales
Sterling Capital Short-Term Bond Fund	$5,996,213	$7,817,337
Sterling Capital Intermediate U.S. Government Fund	85,501,384	132,071,784
Sterling Capital Total Return Bond Fund	431,522,619	341,082,597

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2012 is set forth below:

	Shares Held at September 30, 2011	Shares Purchased	Shares Sold	Shares Held at September 30, 2012	Value at September 30, 2012	Dividend Income October 1, 2011- September 30, 2012	Distributions and Net Realized Gain (Loss) October 1, 2011- September 30, 2012
Sterling Capital Strategic Allocation Conservative Fund
Sterling Capital Equity Income Fund, Institutional Class	34,998	1,553	3,821	32,730	$525,651	$7,480	$1,498
Sterling Capital International Fund, Institutional Class	142,553	9,091	151,644	—	—	7,487	17,831
Sterling Capital Mid Value Fund, Institutional Class	55,954	887	6,732	50,109	720,070	7,123	10,438
Sterling Capital Select Equity Fund, Institutional Class	128,131	3,067	18,877	112,321	1,445,575	16,752	(9,131)
Sterling Capital Small Value Fund, Institutional Class	14,991	1,950	2,075	14,866	179,581	—	14,944
Sterling Capital Special Opportunities Fund, Institutional Class	19,096	1,570	2,738	17,928	340,458	—	6,191
Sterling Capital Total Return Bond Fund, Institutional Class	794,738	169,760	5,660	958,838	10,700,627	377,491	245,413
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	942,110	119,750,343	120,214,487	477,966	477,966	49	—

Total Affiliates	2,132,571	119,938,221	120,406,034	1,664,758	$14,389,928	$416,382	$287,184

Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Equity Income Fund, Institutional Class	107,587	261	20,336	87,512	$1,405,449	$21,069	$38,809
Sterling Capital International Fund, Institutional Class	437,910	—	437,910	—	—	21,833	101,955
Sterling Capital Mid Value Fund, Institutional Class	171,952	—	37,908	134,044	1,926,215	19,870	133,788
Sterling Capital Select Equity Fund, Institutional Class	393,575	—	93,005	300,570	3,868,341	46,855	(89,416)
Sterling Capital Small Value Fund, Institutional Class	46,078	3,623	9,910	39,791	480,673	—	50,724
Sterling Capital Special Opportunities Fund, Institutional Class	58,731	992	11,770	47,953	910,631	—	30,347
Sterling Capital Total Return Bond Fund, Institutional Class	807,670	335,789	63,793	1,079,666	12,049,071	421,200	264,853
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2,485,500	289,056,134	290,846,396	695,238	695,238	119	—

Total Affiliates	4,509,003	289,396,799	291,521,028	2,384,774	$21,335,618	$530,946	$531,060

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

	Shares Held at September 30, 2011	Shares Purchased	Shares Sold	Shares Held at September 30, 2012	Value at September 30, 2012	Dividend Income October 1, 2011- September 30, 2012	Distributions and Net Realized Gain (Loss) October 1, 2011- September 30, 2012
Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Equity Income Fund, Institutional Class	95,459	—	17,630	77,829	$1,249,936	$18,536	$31,105
Sterling Capital International Fund, Institutional Class	388,782	—	388,782	—	—	19,202	28,542
Sterling Capital Mid Value Fund, Institutional Class	152,585	—	33,378	119,207	1,713,008	17,567	111,274
Sterling Capital Select Equity Fund, Institutional Class	349,341	—	82,004	267,337	3,440,631	41,254	(47,822)
Sterling Capital Small Value Fund, Institutional Class	40,928	3,189	8,716	35,401	427,650	—	44,983
Sterling Capital Special Opportunities Fund, Institutional Class	52,132	873	10,361	42,644	809,811	—	28,958
Sterling Capital Total Return Bond Fund, Institutional Class	239,725	218,388	45,393	412,720	4,605,957	153,159	91,725
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2,258,108	197,288,855	199,022,239	524,724	524,724	84	—

Total Affiliates	3,577,060	197,511,305	199,608,503	1,479,862	$12,771,717	$249,802	$288,765

Sterling Capital Strategic Allocation Equity Fund
Sterling Capital Equity Income Fund, Institutional Class	36,527	—	11,565	24,962	$400,894	$6,403	$22,224
Sterling Capital International Fund, Institutional Class	148,467	29,663	178,130	—	—	9,155	37,527
Sterling Capital Mid Value Fund, Institutional Class	58,325	—	18,617	39,708	570,609	6,302	61,380
Sterling Capital Select Equity Fund, Institutional Class	133,506	43,919	51,015	126,410	1,626,903	18,509	(53,706)
Sterling Capital Small Value Fund, Institutional Class	15,669	1,276	5,120	11,825	142,843	—	20,247
Sterling Capital Special Opportunities Fund, Institutional Class	19,903	33,162	6,757	46,308	879,392	—	2,850
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	432,478	32,861,852	33,185,212	109,118	109,118	14	—

Total Affiliates	844,875	32,969,872	33,456,416	358,331	$3,729,759	$40,383	$90,522

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital (the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment, except as noted, and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2012:

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

	Prior to February 1, 2012			Effective February 1, 2012
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Select Equity Fund	0.74%	0.60	%(1)	0.70%	0.60	%(2)
Sterling Capital Mid Value Fund	0.74%	0.70	%(1)	0.70%	0.70%
Sterling Capital Small Value Fund	0.90%	0.80	%(1)	0.80%	0.80%
Sterling Capital Special Opportunities Fund	0.80%	0.80%		0.80%	0.80%
Sterling Capital Equity Income Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Short-Term Bond Fund	0.34%	0.30	%(1)	0.30%	0.30%
Sterling Capital Intermediate U.S. Government Fund	0.60%	0.48	%(1)	0.48%	0.48%
Sterling Capital Total Return Bond Fund	0.60%	0.48	%(1)	0.37%	0.37%
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.40	%(1)	0.45%	0.45%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.40	%(1)	0.45%	0.45%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital National Tax-Free Money Market Fund	0.25%	0.20	%(3)(4)	0.25%	0.20	%(3)(4)
Sterling Capital Prime Money Market Fund	0.40%	0.28	%(3)(4)	0.40%	0.28	%(3)(4)
Sterling Capital U.S. Treasury Money Market Fund	0.40%	0.26	%(3)(4)	0.40%	0.26	%(3)(4)
Sterling Capital Strategic Allocation Conservative Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Strategic Allocation Equity Fund	0.25%	0.25%		0.25%	0.25%

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2011 through January 31, 2012.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund through January 31, 2013.
(3)

For all or a portion of the fiscal year ended September 30, 2012, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(4)

Sterling Capital has contractually agreed to limit the advisory fees paid by each Money Market Fund to 0.20% with regard to Sterling Capital National Tax-Free Money Market Fund, 0.28% with regard to Sterling Capital Prime Money Market Fund, and 0.26% with regard to Sterling Capital U.S. Treasury Money Market Fund (each, an “Advisory Fee Limit”) for the period from March 1, 2010 through December 14, 2012. Sterling Capital may recoup from each Money Market Fund all or a portion of the advisory fees that it voluntarily waives with respect to such Fund beyond the Advisory Fee Limit during the period from February 1, 2010 through December 14, 2012 (the “Recoupment Amount”), subject to certain limitations. Sterling Capital may not recoup any amount from a Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Contractual Fee Rate noted in the table above.

As of September 30, 2012, the amount of waived fees that are subject to possible recoupment through December 14, 2012 are as follows:

Amount
Sterling Capital National Tax-Free Money Market Fund	$535,492
Sterling Capital Prime Money Market Fund	3,617,126
Sterling Capital U.S. Treasury Money Market Fund	3,150,029

Pursuant to a sub-advisory agreement with Sterling Capital, BlackRock Advisors, LLC (BlackRock Advisors) serves as the sub-advisor to Sterling Capital Prime Money Market Fund and Sterling Capital National Tax-Free Money Market Fund, subject to the general supervision of the Board and Sterling Capital. Pursuant to a sub-advisory agreement with Sterling Capital, Scott & Stringfellow LLC (Scott & Stringfellow), a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund, subject to the general supervision of the Board and Sterling Capital. For their services, BlackRock Advisors and Scott & Stringfellow are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Funds of Funds, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, the latter two of which are described in a separate report) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and Sterling Capital Variable Insurance Funds, excluding the assets of the Funds of Funds, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Strategic Allocation Equity VIF, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Prior to July 1, 2012, the administration fee with respect to the first $3.5 billion of average net assets was 0.11%. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds (except Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund which are described in a separate report) for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

For the fiscal year ended September 30, 2012, the Funds paid $117,574 in brokerage fees to Scott & Stringfellow on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (formerly, Sterling Capital Distributors, Inc.) (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively, with the exception of Money Market Funds which make payments of up to 0.50% of the average daily net assets for Class A. The Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Money Market Funds to 0.25% through January 31, 2013, and may voluntarily waive additional fees at any time. Prior to February 1, 2012 the Plan provided for payments to the Distributor of up to 0.50%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively, with the exception of Sterling Capital Mid Value Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund which made payments of up to 0.25% of the average daily net assets for Class A. The Distributor had contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Funds to 0.25% except for Sterling Capital Mid Value Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Prime Money Market Fund and Sterling Capital U.S. Treasury Money Market Fund through January 31, 2012, and could voluntarily waive additional fees at any time. The total contractual and voluntary waiver of distribution fees was $1,967,556 for the fiscal year ended September 30, 2012. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2012, the Distributor received $1,212,003 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2012 were $474,576. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. The Trustee who is an interested person as defined in the 1940 Act of the Trust, but not affiliated with Sterling Capital is compensated at the

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

annual rate of $40,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $2,400 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2013. During the fiscal year ended September 30, 2012 the following Funds utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Small Value Fund	1.25%	$244,000	8	$68	$575,000
Sterling Capital Special Opportunities Fund	1.25%	2,565,000	3	267	2,565,000

8.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2012, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Amount	Expires
Sterling Capital Select Equity Fund	$—	$—	$105,475,467	2017
Sterling Capital Select Equity Fund	—	—	10,325,708	2018
Sterling Capital Mid Value Fund	—	—	15,885,455	2017
Sterling Capital Mid Value Fund	—	—	3,723,793	2018
Sterling Capital Small Value Fund	—	—	3,271,029	2016
Sterling Capital Small Value Fund	—	—	2,655,981	2017
Sterling Capital Short-Term Bond Fund	—	—	2,094,190	2013
Sterling Capital Short-Term Bond Fund	—	—	1,246,269	2014
Sterling Capital Short-Term Bond Fund	—	—	3,940,976	2015
Sterling Capital Short-Term Bond Fund	—	—	160,380	2016
Sterling Capital Short-Term Bond Fund	—	—	359,956	2019
Sterling Capital Short-Term Bond Fund	268,870	—	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	8,245,320	2016
Sterling Capital Intermediate U.S. Government Fund	—	—	37,464	2019
Sterling Capital Prime Money Market Fund	—	—	1,579	2019
Sterling Capital Strategic Allocation Conservative Fund	—	—	8,879,216	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	436,053	2017
Sterling Capital Strategic Allocation Balanced Fund	—	—	9,432,218	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	1,235,282	2017
Sterling Capital Strategic Allocation Growth Fund	—	—	8,914,876	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019
Sterling Capital Strategic Allocation Growth Fund	—	204,650	—	—
Sterling Capital Strategic Allocation Equity Fund	—	—	958,260	2017
Sterling Capital Strategic Allocation Equity Fund	—	—	8,277,491	2018
Sterling Capital Strategic Allocation Equity Fund	—	—	1,129,373	2019
Sterling Capital Strategic Allocation Equity Fund	—	24,904	—	—
* Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were $4,535,727, $20,582,901, $1,185,402, $33,082,724, $4,701,760, $18,228, $109,489 and $72,041 for Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Equity Income Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Prime Money Market Fund, Sterling Capital Strategic Allocation Conservative Fund and Sterling Capital Strategic Allocation Balanced Fund, respectively. Sterling Capital Short-Term Bond Fund had capital loss carryforwards of $48,188 expire in the current year. For Sterling Capital Small Value and Sterling Capital Mid Value Funds capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 381-384.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Select Equity Fund	$2,390,527	$—	$2,390,527	$—	$2,390,527
Sterling Capital Mid Value Fund	3,491,965	—	3,491,965	—	3,491,965
Sterling Capital Small Value Fund	570,145	5,976,631	6,546,776	—	6,546,776
Sterling Capital Special Opportunities Fund	—	12,143,189	12,143,189	—	12,143,189
Sterling Capital Equity Income Fund	12,616,604	—	12,616,604	—	12,616,604
Sterling Capital Short-Term Bond Fund	2,091,408	—	2,091,408	—	2,091,408
Sterling Capital Intermediate U.S. Government Fund	4,460,688	—	4,460,688	—	4,460,688
Sterling Capital Total Return Bond Fund	19,420,164	10,539,121	29,959,285	—	29,959,285
Sterling Capital Kentucky Intermediate Tax-Free Fund	11	54,280	54,291	619,583	673,874
Sterling Capital Maryland Intermediate Tax-Free Fund	2,596	230,855	233,451	878,029	1,111,480
Sterling Capital North Carolina Intermediate Tax-Free Fund	4,068	1,406,457	1,410,525	6,036,740	7,447,265
Sterling Capital South Carolina Intermediate Tax-Free Fund	59	364,144	364,203	1,487,515	1,851,718

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Virginia Intermediate Tax-Free Fund	$1,040	$737,695	$738,735	$3,170,117	$3,908,852
Sterling Capital West Virginia Intermediate Tax-Free Fund	11,793	434,867	446,660	3,138,207	3,584,867
Sterling Capital National Tax-Free Money Market Fund	—	—	—	15,117	15,117
Sterling Capital Prime Money Market Fund	47,263	—	47,263	—	47,263
Sterling Capital U.S. Treasury Money Market Fund	23,739	—	23,739	—	23,739
Sterling Capital Strategic Allocation Conservative Fund	379,625	—	379,625	—	379,625
Sterling Capital Strategic Allocation Balanced Fund	525,866	—	525,866	—	525,866
Sterling Capital Strategic Allocation Growth Fund	276,162	—	276,162	—	276,162
Sterling Capital Strategic Allocation Equity Fund	40,900	—	40,900	—	40,900
The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2011 were as follows:
	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Select Equity Fund	$2,529,854	$—	$2,529,854	$—	$2,529,854
Sterling Capital Mid Value Fund	2,148,818	—	2,148,818	—	2,148,818
Sterling Capital Small Value Fund	302	—	302	—	302
Sterling Capital Special Opportunities Fund	—	3,480,253	3,480,253	—	3,480,253
Sterling Capital Equity Income Fund	9,549,811	—	9,549,811	—	9,549,811
Sterling Capital Short-Term Bond Fund	2,103,545	—	2,103,545	—	2,103,545
Sterling Capital Intermediate U.S. Government Fund	5,886,940	—	5,886,940	—	5,886,940
Sterling Capital Total Return Bond Fund	23,938,737	2,394,789	26,333,526	—	26,333,526
Sterling Capital Kentucky Intermediate Tax-Free Fund	1,812	109,347	111,159	666,600	777,759
Sterling Capital Maryland Intermediate Tax-Free Fund	34,364	98,229	132,593	976,969	1,109,562
Sterling Capital North Carolina Intermediate Tax-Free Fund	297,482	759,154	1,056,636	5,771,102	6,827,738
Sterling Capital South Carolina Intermediate Tax-Free Fund	126,393	8,619	135,012	1,304,839	1,439,851
Sterling Capital Virginia Intermediate Tax-Free Fund	33,720	333,279	366,999	3,199,948	3,566,947
Sterling Capital West Virginia Intermediate Tax-Free Fund	2,308	99,488	101,796	3,432,048	3,533,844
Sterling Capital National Tax-Free Money Market Fund	—	166	166	24,613	24,779
Sterling Capital Prime Money Market Fund	72,227	—	72,227	—	72,227
Sterling Capital U.S. Treasury Money Market Fund	30,093	—	30,093	—	30,093
Sterling Capital Strategic Allocation Conservative Fund	455,323	—	455,323	—	455,323
Sterling Capital Strategic Allocation Balanced Fund	698,584	—	698,584	—	698,584
Sterling Capital Strategic Allocation Growth Fund	341,188	—	341,188	—	341,188
Sterling Capital Strategic Allocation Equity Fund	56,764	—	56,764	—	56,764
* Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

As of September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Select Equity Fund	$127,265	$—	$127,265	$—	$(115,801,175)	$43,346,948	$(72,326,962)
Sterling Capital Mid Value Fund	406,587	—	406,587	—	(19,609,248)	45,730,048	26,527,387
Sterling Capital Small Value Fund	—	958,583	958,583	—	(5,927,010)	(846,265)	(5,814,692)
Sterling Capital Special Opportunities Fund	219,343	28,868,218	29,087,561	—	—	118,813,515	147,901,076
Sterling Capital Equity Income Fund	1,134,738	11,807,440	12,942,178	(1,804)	—	168,978,829	181,919,203
Sterling Capital Short-Term Bond Fund	—	—	—	(97,384)	(8,503,482)	361,376	(8,239,490)
Sterling Capital Intermediate U.S. Government Fund	1,299,202	—	1,299,202	(121,004)	(8,282,784)	5,150,088	(1,954,498)
Sterling Capital Total Return Bond Fund	2,905,256	2,840,865	5,746,121	(831,894)	—	22,270,629	27,184,856
Sterling Capital Kentucky Intermediate Tax-Free Fund	40,948	129,193	170,141	(37,815)	—	2,066,957	2,199,283
Sterling Capital Maryland Intermediate Tax-Free Fund	121,940	532,702	654,642	(55,889)	—	2,888,706	3,487,459
Sterling Capital North Carolina Intermediate Tax-Free Fund	631,311	1,685,423	2,316,734	(375,384)	—	18,642,489	20,583,839
Sterling Capital South Carolina Intermediate Tax-Free Fund	205,555	471,229	676,784	(86,348)	—	4,463,455	5,053,891
Sterling Capital Virginia Intermediate Tax-Free Fund	226,015	1,135,489	1,361,504	(183,180)	—	10,633,253	11,811,577
Sterling Capital West Virginia Intermediate Tax-Free Fund	261,093	1,368,077	1,629,170	(193,889)	—	7,733,143	9,168,424
Sterling Capital National Tax-Free Money Market Fund	2,160	—	2,160	(871)	—	—	1,289
Sterling Capital Prime Money Market Fund	3,794	—	3,794	(1,592)	(1,579)	—	623
Sterling Capital U.S. Treasury Money Market Fund	2,783	—	2,783	(731)	—	—	2,052
Sterling Capital Strategic Allocation Conservative Fund	20,970	—	20,970	(5,665)	(8,891,377)	2,308,822	(6,567,250)
Sterling Capital Strategic Allocation Balanced Fund	17,246	—	17,246	(928)	(14,154,925)	4,706,046	(9,432,561)
Sterling Capital Strategic Allocation Growth Fund	13,692	—	13,692	(549)	(15,478,057)	3,658,851	(11,806,063)
Sterling Capital Strategic Allocation Equity Fund	1,833	—	1,833	(216)	(10,710,348)	933,598	(9,775,133)

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, mark-to-market adjustments on passive foreign investment companies, basis adjustments on partnership interests, hybrid securities and the deferral of market discount and premium until point of sale.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2012

Under current tax law, capital losses realized after October 31 and ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2013:

	Qualified Late-Year Ordinary Losses	Qualified Late-Year Capital Losses
Sterling Capital Short-Term Bond Fund	$313,326	$119,515
Sterling Capital Strategic Allocation Conservative Fund	—	12,161
Sterling Capital Strategic Allocation Balanced Fund	—	321,891
Sterling Capital Strategic Allocation Growth Fund	—	482,653
Sterling Capital Strategic Allocation Equity Fund	—	320,320

At September 30, 2012, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Select Equity Fund	$179,203,515	$47,171,616	$(3,824,668)	$43,346,948
Sterling Capital Mid Value Fund	319,515,050	66,277,461	(20,547,413)	45,730,048
Sterling Capital Small Value Fund	79,630,612	9,195,110	(10,041,375)	(846,265)
Sterling Capital Special Opportunities Fund	538,943,313	136,063,698	(16,663,652)	119,400,046
Sterling Capital Equity Income Fund	1,032,009,152	179,240,182	(9,495,132)	169,745,050
Sterling Capital Short-Term Bond Fund	54,626,972	895,548	(534,172)	361,376
Sterling Capital Intermediate U.S. Government Fund	88,070,794	5,778,755	(628,667)	5,150,088
Sterling Capital Total Return Bond Fund	560,385,923	24,218,697	(1,948,068)	22,270,629
Sterling Capital Kentucky Intermediate Tax-Free Fund	23,836,893	2,067,199	(242)	2,066,957
Sterling Capital Maryland Intermediate Tax-Free Fund	42,590,453	2,888,706	—	2,888,706
Sterling Capital North Carolina Intermediate Tax-Free Fund	239,972,094	18,648,393	(5,904)	18,642,489
Sterling Capital South Carolina Intermediate Tax-Free Fund	69,905,798	4,464,164	(709)	4,463,455
Sterling Capital Virginia Intermediate Tax-Free Fund	134,065,322	10,663,650	(30,397)	10,633,253
Sterling Capital West Virginia Intermediate Tax-Free Fund	119,108,572	7,733,143	—	7,733,143
Sterling Capital National Tax-Free Money Market Fund	134,143,566	—	—	—
Sterling Capital Prime Money Market Fund	406,743,288	—	—	—
Sterling Capital U.S. Treasury Money Market Fund	207,796,927	—	—	—
Sterling Capital Strategic Allocation Conservative Fund	17,106,860	2,690,389	(381,567)	2,308,822
Sterling Capital Strategic Allocation Balanced Fund	29,740,946	5,591,484	(885,438)	4,706,046
Sterling Capital Strategic Allocation Growth Fund	20,780,774	4,335,787	(676,936)	3,658,851
Sterling Capital Strategic Allocation Equity Fund	6,445,354	1,214,578	(280,980)	933,598

9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following items:

On August 16, 2012, the Board approved the liquidation and termination of Sterling Capital National Tax-Free Fund, Sterling Capital Prime Money Market Fund, and Sterling Capital U.S. Treasury Money Market Fund. Accordingly, the assets of the Funds will be liquidated on December 14, 2012. After paying in full all known or reasonably ascertainable liabilities of the Funds, including without limitation all charges, taxes and expenses of the Funds, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Funds, the Funds will distribute to its shareholders their pro rata share of the proceeds.

Effective January 1, 2013, George F. Shipp, the portfolio manager of the Sterling Capital Equity Income Fund and Sterling Capital Special Opportunities Fund, and Chief Investment Officer of Scott & Stringfellow (“Sub-Advisor”) will become an employee of Sterling Capital Management. As a result, the sub-advisory agreement between the Advisor and the Sub-Advisor will terminate, and the Sub-Advisor will no longer provide Sub-Advisory services to the Funds. Mr. Shipp will continue to serve as portfolio manager of the Funds, and the Funds will continue to pursue their current investment objectives and strategies.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities of the Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital National Tax-Free Money Market, Sterling Capital Prime Money Market Fund, Sterling Capital U.S. Treasury Money Market Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund and Sterling Capital Strategic Allocation Equity Fund (collectively “the Funds”), twenty-one of the funds constituting Sterling Capital Funds, including the schedules of portfolio investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Sterling Capital Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 21, 2012

BOARD CONSIDERATION OF ADVISORY AGREEMENTS (UNAUDITED)

August 2012 Approvals

The Board of Trustees, at a meeting held on August 15-16, 2012, approved the continuance of the investment advisory agreement between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital”), which serves as investment adviser to each series of the Trust (the “Funds”) for a new term running through January 31, 2013. The Board of Trustees also considered the continuance of the sub-advisory agreement of Sterling Capital with Scott & Stringfellow, LLC (“Scott & Stringfellow” and, together with Sterling Capital, the “Advisers”), with respect to the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund for a new term running through January 31, 2013. The above referenced agreements are collectively referred to herein as the “Advisory Agreements.”

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. To facilitate its review, the Board received a detailed presentation by Sterling Capital, which included a fund-by-fund analysis of each fund’s investment process and performance. Presentations were also provided by each entity proposed to be utilized by Sterling Capital as a sub-adviser. The Board also received and considered fund-by-fund profitability information from the Advisers. The Independent Trustees met outside the presence of management and the Advisers with their independent legal counsel as part of their deliberations.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each applicable Fund and its shareholders.

The matters addressed below were considered by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Funds.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees also considered each Adviser’s trading practices, including Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Funds it sub-advises. The Trustees also considered the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. In the Trustees’ review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers.

After reviewing the performance of each Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each Fund was acceptable or better or that, in cases where performance issues were encountered, Sterling Capital was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by Sterling Capital to each of the Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees also considered the advisory fee waivers in place for certain Funds. The Trustees concluded that the investment advisory fees paid by the Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable.

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by Sterling Capital with respect to all equity funds of the Trust and that such brokerage arrangements were considered by Scott & Stringfellow to be advantageous.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted Sterling Capital’s statements that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients.

The Trustees also considered the reasonableness of current and proposed advisory fees in the context of the profitability of the Advisers. In determining whether all investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Advisers as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees also considered the advisory fee waivers in place for certain Funds and found that waivers were a reasonable way to provide the benefits of economies of scale to shareholders of such Funds. The Trustees concluded that each Fund’s advisory fee levels fairly reflected such economies of scale as might exist at current asset levels.

Sterling Capital Funds
September 30, 2012

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2012, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income
Sterling Capital Select Equity Fund	$—	100.00%	100.00%	$—	0.00%
Sterling Capital Mid Value Fund	—	100.00%	100.00%	—	—
Sterling Capital Small Value Fund	5,976,631	100.00%	100.00%	—	—
Sterling Capital Special Opportunities Fund	12,143,189	—	—	—	—
Sterling Capital Equity Income Fund	—	100.00%	100.00%	—	—
Sterling Capital Short-Term Bond Fund	—	—	—	—	0.34%
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	26.71%
Sterling Capital Total Return Bond Fund	10,539,121	—	—	—	2.06%
Sterling Capital Kentucky Intermediate Tax-Free Fund	54,280	—	—	619,583	—
Sterling Capital Maryland Intermediate Tax-Free Fund	230,855	—	—	878,029	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	1,406,457	—	—	6,036,740	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	364,144	—	—	1,487,515	—
Sterling Capital Virginia Intermediate Tax-Free Fund	737,695	—	—	3,170,117	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	434,867	—	—	3,138,207	—
Sterling Capital National Tax-Free Money Market Fund	—	—	—	15,117	—
Sterling Capital Prime Money Market Fund	—	—	—	—	8.98%
Sterling Capital U.S. Treasury Money Market Fund	—	—	—	—	48.58%
Sterling Capital Strategic Allocation Conservative Fund	—	28.27%	13.79%	—	2.84%
Sterling Capital Strategic Allocation Balanced Fund	—	55.02%	28.23%	—	2.64%
Sterling Capital Strategic Allocation Growth Fund	—	99.96%	46.61%	—	2.02%
Sterling Capital Strategic Allocation Equity Fund	—	100.00%	100.00%	—	1.23%

Sterling Capital Funds
September 30, 2012

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	28	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	28	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	28	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	28	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	28	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister**	Trustee	Indefinite,	President, Sterling Capital	28	Director,
Birthdate: 03/60		11/10 — Present	Management LLC		Sterling Capital Management LLC

Alan G. Priest***	Trustee	Indefinite,	Retired; from April 1987	28	None
Birthdate: 05/52		7/12 — Present	to April 2012, Partner, Ropes & Gray LLP

*	The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

***	Mr. Priest is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds during the past two fiscal years.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III	President	Indefinite,	From 1995 to present,
Birthdate: 01/55		President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie	Treasurer	Indefinite,	From March 2012 to
Birthdate: 11/66		06/10 — Present	present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Director, Sterling Capital Management LLC and its predecessors

Sterling Capital Funds
x

x

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Todd M. Miller	Vice President	Indefinite,	From June 2009 to
Birthdate: 09/71	and Secretary	Vice President,	present, Director, Sterling
		08/05 — Present;	Capital Management LLC
		Secretary,	and its predecessors; from
		08/10 — Present	June 2005 to May 2009,
Mutual Fund
Administrator; from May
2001 to May 2005,
Manager, BISYS Fund
Services

Clinton L. Ward	Executive Director,	Indefinite,	From July 2004 to present,
Birthdate: 11/69	Chief Compliance and	04/07 — Present	Chief Compliance Officer
	Anti-Money Laundering		and Executive Director,
	Officer		Sterling Capital
Management LLC and its
predecessors

Andrew J. McNally	Assistant Treasurer	Indefinite,	From January 2007 to
Birthdate: 12/70		Assistant	present, Vice President
		Treasurer,	and Senior Director, and
		06/10 — Present;	from July 2000 to
		Treasurer,	December 2006, Vice
		04/07 — 06/10	President and Director,
Fund Accounting and
Administration
Department, BNY Mellon
Investment Servicing (US)
Inc.

Julie M. Powers	Assistant Secretary	Indefinite,	From November 2011 to
Birthdate: 10/69		11/11 — Present	present, Vice President;
from March 2009 to
October 2011, Senior
Manager and Vice
President; from August
2005 to February 2009,
Manager and Assistant
Vice President,
Regulatory Administration
Department, BNY Mellon
Investment Servicing (US)
Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SCF2100
10/12

STERLING
CAPITAL FUNDS

©2012 Sterling Capital Funds

Annual Report

Sterling Capital Corporate Fund

Sterling Capital Securitized Opportunities Fund

Class S Shares

September 30, 2012

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

—	Account History, including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

—	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

—	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

—	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund (the “Funds”) covering the 12 months between October 1, 2011 and September 30, 2012. Despite some economic setbacks, investors largely remained optimistic about the economic recovery. This was due in part to the impact of QE3 and Mario Draghi’s “whatever it takes” comments as well as corporate-sector fundamentals remaining fairly strong. Fixed income securities experienced modest returns during the period covered by this report.

Slow improvement

The economy continued to expand during the 12 months under review, but the pace of that growth slowed. Business confidence fell at the end of the period, as business investment and new orders for manufacturing and services dropped off. Consumer confidence increased during the period, but consumers’ real incomes remained weak and consumer savings remained low.

During the last quarter of the period, the unemployment rate fell below 8% for the first time in four years. However, growth in the job market remained slow; many analysts believed that decreases in the unemployment rate partly resulted from individuals dropping out of the labor market. The housing market offered signs of improvement, with an increase in home sales and a decline in inventory.

Concerns of a recession

Despite stocks’ strong performance during the period, the U.S. economy remained vulnerable to recession. Throughout the period, the Economic Cycle Research Institute’s weekly leading index, along with other economic indicators, suggested a strong likelihood that the economic recovery would stall.

Numerous factors, including an ongoing sovereign debt crisis in Europe, weak income growth, uncertainty about economic policy in Washington, and continuing weakness in the labor market, weighed on investor confidence during the period.

U.S. gross domestic product increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2% or less for the remainder of the period under review. The Federal Reserve maintained its aggressive stance toward monetary policy, keeping its target for short-term interest rates at the historically low range of between zero and 0.25%. Moreover, in September 2012 the Fed announced plans to conduct a third round of quantitative easing involving the purchase of $40 billion worth of mortgage debt per month.

Moderate bonds

Gains in the U.S. fixed income market were supported by healthy corporate balance sheets, decreased inflationary pressure, consumer and corporate deleveraging and improvements in the housing market. The Barclays U.S. Aggregate Bond Index returned 5.16% during the period.

Our perspective

There remains a strong likelihood that the U.S. economy will sink into another recession. Recent economic data has generally been below consensus with negative revisions. Moreover, the U.S. remains vulnerable to shocks from a range of sources, including the European debt crisis, uncertainty regarding the fiscal cliff, and geopolitical turmoil in the Middle East. The impact of the Federal Reserve’s recent actions to improve economic conditions will likely be limited. Fiscal policy will have a larger economic impact in the months ahead.

We will continue to monitor the evolving economic and market climate, and will manage the Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

 Sincerely,

E.G. Purcell, III

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

   Past performance does not guarantee future results. Mutual Fund Investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Securitized Opportunities Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard D. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Securitized Opportunities Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund outperformed its benchmark, the Barclays U.S. Corporate Investment Grade Index.

Q. What factors affected the Fund’s performance?

A. Investor demand for corporate bonds rose steadily throughout the period as fears related to the European debt crisis diminished and central banks around the world eased monetary policy. Increased demand pushed down yields on corporate bonds, which in turn boosted those bonds’ prices and helped the Fund generate a positive absolute return. On average, the difference in yields between investment grade corporate bonds and comparable U.S. Treasury bonds fell by 82 basis points, adding more than 500 basis points of absolute return for the Fund. Additionally, the risk-free component of corporate bond yields dropped about 40 basis points, adding an additional 300 basis points of absolute return. Also, income earned on the Fund’s holdings added more than 300 basis points of absolute return.1

The Fund’s overweight position in the financials sector was the primary driver of the Fund’s strong performance relative to its benchmark. As the crisis in Europe began to ease, bond investors shifted assets into higher-yielding subsectors such as banks, insurance companies and REITs. That helped drive up prices of bonds in those areas toward the end of 2011. The Fund’s allocation to non-investment grade and “cross-over” credits (bonds rated investment grade by one credit rating agency but non-investment grade by another) also contributed positively to relative returns, as these high-yield sectors outperformed investment grade bonds. Positive security selection in a number of sectors also benefited performance.1

A few strategies dampened relative performance somewhat during the period. For example, we marginally reduced the Fund’s exposure to the banking and basic materials sectors as they rallied. Banks, however, continued to perform well. We also reduced the Fund’s exposure to credits with direct European exposure following the strong rally in those names during the first quarter of 2012. Yet European financials continued to perform well over the remainder of the period.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

2

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	Since Inception
Sterling Capital Corporate Fund	6/30/11	11.54%	9.21%
Barclays U.S. Corporate Investment Grade Index	6/30/11	10.76%	10.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays U.S. Corporate Investment Grade Index, an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes, all which have at least one year to final maturity. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Corporate Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard D. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Corporate Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2011 and September 30, 2012?

A. The Fund outperformed its benchmark, the Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve pursued an accommodative monetary policy that kept interest rates low in an effort to stimulate the economy and strengthen the labor market.1

The Fund benefited from a widespread rally in structured products such as mortgage-backed securities, as investors searched for relatively high yields in the low interest rate environment. The Fund’s holdings in commercial mortgage-backed securities generated the highest absolute returns, followed by strong performances from non-agency residential mortgage-backed securities holdings and agency pass-through mortgage-backed securities.1

The largest driver of the Fund’s excess return relative to its benchmark was the Fund’s sizeable overweight positions in commercial mortgage-backed securities and non-agency mortgage-backed securities, both of which posted strong returns over the 12-month period. Security selection in agency pass-through mortgage-backed securities also contributed positively to excess relative returns, which helped offset the negative effects of the Fund’s underweight position in this strongly performing sector.1

One of the few detractors of performance relative to the benchmark came from the Fund’s holdings in consumer asset-backed securities, which are generally floating rate bonds with minimal credit risk. In contrast, the benchmark holds longer duration consumer asset backed securities that are typically backed by more risky collateral, and those types of securities outperformed the types held by the Fund during the period.1

[1]	Portfolio composition is as of September 30, 2012 and is subject to change.

4

Average Annual Total Returns
As of September 30, 2012	Inception Date	1 Year	Since Inception
Sterling Capital Securitized Opportunities Fund	6/30/11	5.61%	5.99%
Barclays U.S. Mortgage Backed Securities Index	6/30/11	3.71%	6.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

5

Sterling Capital Funds

   Summary of Portfolio Holdings (Unaudited)

   September 30, 2012

Each Sterling Capital Fund’s portfolio composition was as follows at September 30, 2012:

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	94.7%
Preferred Stocks	3.4%
Cash Equivalents	1.6%
99.7%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	4.5%
Collateralized Mortgage Obligations	19.9%
Commercial Mortgage-Backed Securities	21.2%
Mortgage-Backed Securities	58.5%
Cash Equivalents	3.7%
107.8%

6

Sterling Capital Funds

   Expense Example (Unaudited)

   September 30, 2012

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period 4/1/12 - 9/30/12*	Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital Corporate Fund	$1,000.00	$1,069.90	$1.86	0.36%
Sterling Capital Securitized Opportunities Fund	1,000.00	1,029.39	1.67	0.33%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Sterling Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period 4/1/12 - 9/30/12*	Expense Ratio During Period 4/1/12 - 9/30/12
Sterling Capital Corporate Fund	$1,000.00	$1,023.20	$1.82	0.36%
Sterling Capital Securitized Opportunities Fund	1,000.00	1,023.35	1.67	0.33%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 366 (to reflect the six month period).

7

Sterling Capital Corporate Fund

   Schedule of Portfolio Investments

   September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS (94.7%)

	Consumer Discretionary (8.1%)
$190,000	CBS Corp., 8.875%, 5/15/19	$254,675
800,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	1,194,429
360,000	Delphi Corp., 5.875%, 5/15/19	388,800
705,000	Home Depot, Inc. (The), 5.875%, 12/16/36	928,958
345,000	Macy’s Retail Holdings, Inc., 5.750%, 7/15/14	373,952
455,000	NBCUniversal Media LLC, 5.950%, 4/1/41	557,323
500,000	O’Reilly Automotive, Inc., 3.800%, 9/1/22	518,143
600,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	738,000
542,000	Service Corp. International, 7.000%, 5/15/19	598,910
456,000	Time Warner Cable, Inc., 5.875%, 11/15/40	536,228
350,000	Time Warner, Inc., 6.100%, 7/15/40	434,013
235,000	Viacom, Inc., 6.125%, 10/5/17	282,295
750,000	Wyndham Worldwide Corp., 2.950%, 3/1/17	756,324

		7,562,050

	Consumer Staples (5.7%)
340,000	Altria Group, Inc., 9.950%, 11/10/38	571,663
364,000	Anheuser-Busch InBev Worldwide, Inc., 6.375%, 1/15/40	517,100
401,000	Beam, Inc., 5.875%, 1/15/36	480,281
267,000	Constellation Brands, Inc., 4.625%, 3/1/23	272,340
330,000	CVS Caremark Corp., 6.125%, 9/15/39	430,236
200,000	Kellogg Co., Series B, 7.450%, 4/1/31	279,298
643,000	Kraft Foods Group, Inc., 3.500%, 6/6/22(a)	679,388
495,000	Lorillard Tobacco Co., 6.875%, 5/1/20	607,669
560,000	SABMiller Holdings, Inc., 4.950%, 1/15/42(a)	651,691
605,000	Wal-Mart Stores, Inc., 5.625%, 4/15/41	807,094

		5,296,760

	Energy (14.9%)
795,000	BP Capital Markets PLC, 3.200%, 3/11/16(b)	853,361
610,000	Buckeye Partners LP, 4.875%, 2/1/21	624,130
210,000	Canadian Natural Resources, Ltd., 6.500%, 2/15/37	277,942
297,000	Canadian Oil Sands, Ltd., 4.500%, 4/1/22(a)	318,656
542,000	Denbury Resources, Inc., 8.250%, 2/15/20	611,105
427,000	Devon Energy Corp., 3.250%, 5/15/22	444,274
115,000	Energy Transfer Partners LP, 9.700%, 3/15/19	151,961
559,000	Energy Transfer Partners LP, 9.000%, 4/15/19	720,635
725,000	Enterprise Products Operating LLC, 6.450%, 9/1/40	900,576
280,000	Halliburton Co., 4.500%, 11/15/41	314,742
581,000	Kinder Morgan Energy Partners LP, 3.950%, 9/1/22	624,122
650,000	Occidental Petroleum Corp., 1.750%, 2/15/17	672,980
587,000	ONEOK Partners LP, 3.375%, 10/1/22	589,859
774,000	Petrobras International Finance Co., 3.500%, 2/6/17	809,475
850,000	Petrohawk Energy Corp., 7.875%, 6/1/15	885,464
558,000	Phillips 66, 4.300%, 4/1/22(a)	610,930
460,000	Pioneer Natural Resources Co., 3.950%, 7/15/22	488,647
545,000	Regency Energy Partners LP, 6.500%, 7/15/21	583,150
441,000	Schlumberger Investment SA, 3.300%, 9/14/21(a)	469,598
330,000	Shell International Finance BV, 6.375%, 12/15/38	475,266
350,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	366,649
260,000	Statoil ASA, 5.100%, 8/17/40	322,644

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$ 422,000	Talisman Energy, Inc., 5.500%, 5/15/42	$475,222
485,000	Western Gas Partners LP, 4.000%, 7/1/22	505,671
610,000	Williams Partners LP, 7.250%, 2/1/17	741,772

		13,838,831

	Financials (36.1%)
395,000	Aflac, Inc., 8.500%, 5/15/19	529,062
352,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	375,574
580,000	Alleghany Corp., 4.950%, 6/27/22	631,988
680,000	American International Group, Inc., 3.800%, 3/22/17	731,416
1,833,000	Bank of America Corp., 5.700%, 1/24/22	2,152,970
434,000	Bank of New York Mellon Corp. (The), STEP, 1.969%, 6/20/17	449,244
325,000	Bank of Nova Scotia, 4.375%, 1/13/21	376,699
250,000	Barclays Bank PLC, 3.900%, 4/7/15	265,127
430,000	BlackRock, Inc., 3.375%, 6/1/22	455,390
560,000	Caterpillar Financial Services Corp., MTN, 7.150%, 2/15/19	737,981
375,000	CIT Group, Inc., 4.750%, 2/15/15(a)	390,937
690,000	Citigroup, Inc., 6.010%, 1/15/15	756,187
235,000	Citigroup, Inc., 6.875%, 3/5/38	308,834
491,000	CME Group, Inc., 3.000%, 9/15/22	493,645
570,000	Colonial Realty LP, 6.250%, 6/15/14	611,365
392,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	416,026
500,000	Countrywide Financial Corp., 6.250%, 5/15/16(b)	545,207
862,000	CubeSmart LP, REIT, 4.800%, 7/15/22	932,730
707,000	Eksportfinans ASA, GMTN, 1.875%, 4/2/13	703,465
780,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15	873,600
400,000	Ford Motor Credit Co. LLC, 3.000%, 6/12/17	407,157
1,215,000	General Electric Capital Corp., 4.375%, 9/21/15	1,336,143
755,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	1,008,759
506,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	585,426
845,000	Health Care REIT, Inc., 4.125%, 4/1/19	899,612
626,000	Hospitality Properties Trust, REIT, 5.000%, 8/15/22	657,639
892,000	HSBC Finance Corp., 6.676%, 1/15/21	1,034,468
470,000	Jefferies Group, Inc., 8.500%, 7/15/19	539,325
270,000	John Deere Capital Corp., MTN, 1.850%, 9/15/16	278,951
760,000	JPMorgan Chase & Co., 2.600%, 1/15/16	789,357
1,554,000	JPMorgan Chase & Co., 4.350%, 8/15/21	1,712,785
490,000	KeyCorp., MTN, 3.750%, 8/13/15	528,515
168,000	Kimco Realty Corp., REIT, MTN, 5.783%, 3/15/16	188,041
375,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)(b)	401,287
100,000	Merrill Lynch & Co., Inc., 6.750%, 6/1/28	121,091
400,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	479,246
405,000	MetLife, Inc., 7.717%, 2/15/19	527,603
400,000	Morgan Stanley, 5.375%, 10/15/15	430,862
1,160,000	Morgan Stanley, MTN, 6.625%, 4/1/18	1,332,770
754,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	809,699

Continued

8

Sterling Capital Corporate Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2012

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$442,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	$654,057
850,000	PNC Bank N.A., BKNT, 4.875%, 9/21/17	979,673
290,000	Prudential Financial, Inc., 8.875%, 6/15/38(c)	358,150
245,000	Prudential Financial, Inc., MTN, 5.625%, 5/12/41(b)	275,594
535,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21(b)	570,299
460,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	661,975
400,000	SunTrust Banks, Inc., 3.500%, 1/20/17	429,330
450,000	Toyota Motor Credit Corp., MTN, 1.750%, 5/22/17	462,318
575,000	U.S. Bank N.A., 3.778%, 4/29/20(b)(c)	610,778
500,000	Wachovia Corp., 5.625%, 10/15/16	579,319
505,000	Wachovia Corp., 5.500%, 8/1/35	584,789
495,000	WEA Finance LLC, 4.625%, 5/10/21(a)	540,387

		33,512,852

	Health Care (6.1%)
340,000	Cigna Corp., 5.375%, 2/15/42	380,911
583,000	DaVita, Inc., 6.625%, 11/1/20	623,081
485,000	DENTSPLY International, Inc., 2.750%, 8/15/16	500,073
310,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(a)	357,275
611,000	Gilead Sciences, Inc., 3.050%, 12/1/16	656,689
445,000	HCA, Inc., 8.500%, 4/15/19	501,737
126,000	Kaiser Foundation Hospitals, 3.500%, 4/1/22	133,449
367,000	Mylan, Inc., 7.625%, 7/15/17(a)	406,453
305,000	Teva Pharmaceutical Finance II BV, 3.000%, 6/15/15	324,168
198,000	Thermo Fisher Scientific, Inc., 3.200%, 3/1/16	211,113
650,000	UnitedHealth Group, Inc., 4.625%, 11/15/41	701,862
879,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(a)	921,851

		5,718,662

	Industrials (7.6%)
555,000	ADT Corp. (The), 4.875%, 7/15/42(a)	600,808
630,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	716,435
845,000	Corrections Corp. of America, 7.750%, 6/1/17(b)	906,263
633,000	Flowserve Corp., 3.500%, 9/15/22	639,922
667,000	Iron Mountain, Inc., 5.750%, 8/15/24	668,668
486,000	Nielsen Finance LLC, 4.500%, 10/1/20(a)(d)	482,963
611,000	Penske Truck Leasing Co. LP, 3.125%, 5/11/15(a)	625,102
373,000	Republic Services, Inc., 6.200%, 3/1/40	467,740
485,000	Textron, Inc., 4.625%, 9/21/16	525,748
350,000	URS Corp., 5.000%, 4/1/22(a)	359,480
445,000	Verisk Analytics, Inc., 5.800%, 5/1/21	499,673
199,000	Waste Management, Inc., 7.375%, 3/11/19	255,175
286,000	WPP Finance 2010, 3.625%, 9/7/22	288,086

		7,036,063

	Information Technology (2.4%)
249,000	Altera Corp., 1.750%, 5/15/17	255,561
300,000	Hewlett-Packard Co., 2.600%, 9/15/17	300,941
484,000	Jabil Circuit, Inc., 4.700%, 9/15/22	481,580
545,000	Oracle Corp., 5.375%, 7/15/40	695,232

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Information Technology — (continued)
$500,000	Samsung Electronics America, Inc., 1.750%, 4/10/17(a)	$506,950

		2,240,264

	Materials (3.7%)
350,000	Anglo American Capital PLC, 4.125%, 9/27/22(a)	351,364
270,000	Barrick Gold Corp., 2.900%, 5/30/16	283,483
250,000	Bemis Co., Inc., 4.500%, 10/15/21	274,579
810,000	Dow Chemical Co. (The), 4.250%, 11/15/20	891,203
290,000	Ecolab, Inc., 5.500%, 12/8/41	360,661
547,000	Newmont Mining Corp., 4.875%, 3/15/42	560,644
279,000	Rock-Tenn Co., 4.900%, 3/1/22(a)	302,233
420,000	Sealed Air Corp., 6.875%, 7/15/33(a)(b)	394,800

		3,418,967

	Telecommunication Services (5.5%)
565,000	America Movil SAB de CV, 5.625%, 11/15/17	677,762
820,000	AT&T, Inc., 5.500%, 2/1/18	994,730
428,000	AT&T, Inc., 5.550%, 8/15/41	532,774
255,000	British Telecommunications PLC, 9.625%, 12/15/30(b)	415,030
690,000	Crown Castle International Corp., 9.000%, 1/15/15(b)	740,025
250,000	SBA Communications Corp., 5.625%, 10/1/19(a)	254,375
265,000	SBA Telecommunications, Inc., 5.750%, 7/15/20(a)	278,250
375,000	Telefonica Emisiones SAU, 3.992%, 2/16/16(b)	373,125
665,000	Verizon Communications, Inc., 6.350%, 4/1/19	852,630

		5,118,701

	Utilities (4.6%)
379,000	Consumers Energy Co., 2.850%, 5/15/22	395,653
495,000	Duke Energy Carolinas LLC, 6.100%, 6/1/37	641,635
500,000	Georgia Power Co., Series 07-A, 5.650%, 3/1/37	621,850
266,000	Mississippi Power Co., 2.350%, 10/15/16	278,416
270,000	Ohio Power Co., Series D, 6.600%, 3/1/33	353,977
300,000	Pacific Gas & Electric Co., 5.800%, 3/1/37	383,317
375,000	PSEG Power LLC, 5.500%, 12/1/15	420,416
125,000	PSEG Power LLC, 2.750%, 9/15/16	129,935
517,000	Puget Energy, Inc., 5.625%, 7/15/22(a)	548,020
395,000	Virginia Electric & Power Co., 5.400%, 4/30/18	477,983

		4,251,202

	Total Corporate Bonds (Cost $83,764,042)	87,994,352

Continued

9

Sterling Capital Corporate Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2012

Shares		Fair Value
PREFERRED STOCKS (3.4%)

	Consumer Staples (0.3%)
3	HJ Heinz Finance Co., Series B, 8.000%(a)	$316,687

	Financials (2.6%)
35,305	Citigroup Capital VIII, 6.950%	888,274
17,200	Citigroup Capital XIII, 7.875%	479,020
25,805	DDR Corp., Series J, REIT, 6.500%	642,028
14,325	US Bancorp, Series F, 6.500%	416,857

		2,426,179

	Telecommunication Services (0.5%)
8,120	Qwest Corp., 7.000%	214,206
8,000	Qwest Corp., 7.375%	215,040

		429,246

	Total Preferred Stocks (Cost $3,115,069)	3,172,112

INVESTMENT COMPANY (1.6%)

1,516,655	Federated Treasury Obligations Fund, Institutional Shares	1,516,655

	Total Investment Company (Cost $1,516,655)	1,516,655

Total Investments — 99.7% (Cost $88,395,766)	92,683,119
Net Other Assets (Liabilities) — 0.3%	263,187

NET ASSETS — 100.0%	$92,946,306

(a)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

(d)	Represents securities purchased on a when-issued basis. At September 30, 2012, total cost of investments purchased on a when-issued basis was $485,393.

BKNT  —  Bank Note

GMTN  —  Global Medium Term Note

MTN  —  Medium Term Note

REIT  —  Real Estate Investment Trust

STEP  —  Step Coupon Bond

See accompanying notes to the financial statements.

10

Sterling Capital Securitized Opportunities Fund

   Schedule of Portfolio Investments

   September 30, 2012

Principal Amount		Fair Value
ASSET BACKED SECURITIES (4.5%)

$ 965,000	American Express Credit Account Master Trust, Series 2009-2, Class A, 1.471%, 3/15/17(a)(b)	$987,621
381,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.274%, 1/15/16(a)(b)	380,912
133,000	Chase Issuance Trust, Series 2008-A6, Class A6, 1.421%, 5/15/15(a)(b)	134,014
1,300,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.971%, 8/15/18(a)(c)	1,360,897
180,000	MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.281%, 6/15/15(a)(b)	180,009
947,733	SLM Student Loan Trust, Series 2006-5, Class A4, 0.531%, 4/25/23(a)	946,226

	Total Asset Backed Securities (Cost $3,989,210)	3,989,679

COLLATERALIZED MORTGAGE OBLIGATIONS (19.9%)

323,570	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	317,171
315,342	Banc of America Mortgage Securities, Inc., Series 2005-2, Class 2A1, 5.000%, 3/25/20	320,331
306,692	Banc of America Mortgage Securities, Inc., Series 2005-3, Class 1A24, 5.500%, 4/25/35	318,574
919,795	Chase Mortgage Finance Corp., Series 2004-S1, Class A2, 4.750%, 2/25/19	933,078
285,273	Chase Mortgage Finance Corp., Series 2004-S3, Class 2A5, 5.500%, 3/25/34	297,382
627,596	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	632,620
345,616	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	367,039
416,333	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	440,528
386,060	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	382,999
379,108	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	392,373
194,870	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	200,609
535,994	Countrywide Home Loans Mortgage Pass Through Trust, Series 2005-J4, Class A3, 5.500%, 11/25/35	548,257
681,468	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	686,189
93,783	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	98,893
347,494	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	364,952
345,888	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	369,414
1,033,164	Fannie Mae, Series 2011-119, Class AP, 3.000%, 8/25/31	1,077,133
988,844	Fannie Mae, Series 2012-68, Class DB, 2.500%, 6/25/32(b)	1,023,714

Principal Amount	Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$520,766	Fannie Mae, Series 2011-111, Class MA, 4.000%, 7/25/38	$539,003
329,288	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	367,693
342,197	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	388,109
495,673	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	536,368
419,481	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	458,022
467,825	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	487,788
128,858	GSR Mortgage Loan Trust, Series 2005-5F, Class 3A3, 5.000%, 6/25/35	127,952
605,224	MASTR Alternative Loans Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	636,645
115,949	MASTR Alternative Loans Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	117,748
583,262	MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.250%, 11/25/35	591,167
348,137	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	342,190
676,216	PHH Mortgage Capital LLC, Series 2007-6, Class A1, 5.951%, 12/18/37(a)	737,247
80,821	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	82,258
470,215	RBSGC Mortgage Pass Through Certificates, Series 2007-B, Class 3A1, 5.269%, 7/25/35(a)	487,084
683,486	Specialty Underwriting & Residential Finance, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	692,592
285,272	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.000%, 5/25/35	281,905
198,069	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	200,893
131,716	Structured Asset Securities Corp., Series 2005-6, Class 5A2, 5.000%, 5/25/35	134,332
452,731	Structured Asset Securities Corp., Series 2005-6, Class 2A1, 5.500%, 5/25/35	471,455
256,085	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	265,015
850,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	887,171

	Total Collateralized Mortgage Obligations (Cost $17,405,059)	17,603,893

COMMERCIAL MORTGAGE-BACKED SECURITIES (21.2%)

80,000	Banc of America Merrill Lynch Commercial Mortgage , Inc., Series 2006-4, Class A4, 5.634%, 7/10/46	92,225
350,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.366%, 11/10/42(a)(b)	368,735
630,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 7/10/44(a)(b)	723,307
490,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.917%, 5/10/45(a)(b)	565,836

Continued

11

Sterling Capital Securitized Opportunities Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2012

Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$600,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.414%, 9/10/47(b)	$681,418
107,389	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49(a)	111,662
300,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.405%, 12/11/40(a)(b)	337,913
250,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 6/11/50(b)	296,309
210,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.393%, 7/15/44(a)(b)	230,680
800,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4, 5.482%, 1/15/46(a)	903,308
420,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48(b)	486,173
800,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	910,899
500,000	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class AJ, 5.046%, 5/10/43(a)	538,930
800,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/46(a)	912,913
400,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class AJ, 4.889%, 11/15/37(a)(b)	422,768
358,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)(b)	379,535
600,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.467%, 9/15/39(b)	676,925
791,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.224%, 4/10/37(a)	877,550
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/39(b)	205,528
700,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/39	810,704
385,500	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, 4.780%, 7/15/42(b)	414,343
400,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/43(a)(b)	455,514
624,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.061%, 4/15/45(a)(b)	719,685
740,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 5/12/45	851,243

Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$345,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/49(b)	$396,938
300,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40(b)	346,403
240,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/41(b)	276,892
350,000	Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class A4, 5.598%, 3/12/44(a)	395,372
160,000	Morgan Stanley Capital I, Inc., Series 2006-HQ8, Class AM, 5.647%, 3/12/44(a)(b)	175,294
327,000	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class C, 5.150%, 3/12/35	331,095
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class D, 5.072%, 2/15/35(a)(b)	301,329
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class B, 5.109%, 12/15/35(a)(b)	203,089
622,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)(b)	682,881
800,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	920,648
800,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	919,529
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, Series 2010-C1, Class B, 5.276%, 11/15/43(a)(c)	877,678

	Total Commercial Mortgage-Backed Securities (Cost $18,369,935)	18,801,251

MORTGAGE-BACKED SECURITIES (58.5%)

	Fannie Mae (38.1%)
391,349	3.841%, 9/1/20, Pool #FN0010	444,393
83,382	4.000%, 10/1/25, Pool #MA0535	89,211
804,921	4.000%, 12/1/25, Pool #AH0973	861,193
184,047	4.000%, 2/1/26, Pool #AH4828	196,971
244,056	4.000%, 3/1/26, Pool #AH6827	261,194
1,136,990	2.500%, 3/1/27, Pool #AB4666	1,198,103
1,161,865	3.000%, 4/1/27, Pool #AL1795	1,240,861
1,060,904	3.500%, 6/1/27, Pool #MA1096	1,136,256
1,031,945	3.500%, 8/1/27, Pool #MA1158	1,105,241
2,516,000	2.500%, 10/15/27(d)	2,644,159
1,744,679	4.000%, 5/1/32, Pool #MA1074(b)	1,893,561
1,483,006	3.500%, 7/1/32, Pool #MA1107	1,597,079
240,343	5.500%, 2/1/35, Pool #735230	265,368
180,783	5.500%, 12/1/35, Pool #AE0115	199,530
300,508	5.500%, 3/1/36, Pool #745353	331,421
458,571	5.500%, 8/1/37, Pool #995082(b)	506,317
578,586	5.500%, 6/1/38, Pool #984277(b)	634,488
376,664	6.000%, 6/1/38, Pool #889493	416,895
650,760	5.500%, 8/1/38, Pool #995072	726,448
343,250	4.500%, 6/1/39, Pool #AA7681	371,641
427,398	4.500%, 9/1/39, Pool #AC1830	462,749
387,961	5.000%, 12/1/39, Pool #AC8518	423,276
807,280	5.000%, 7/1/40, Pool #AD7595	887,656

Continued

12

Sterling Capital Securitized Opportunities Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2012

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$ 258,617	4.500%, 9/1/40, Pool #AE0411	$285,503
1,301,355	4.500%, 10/1/40, Pool #AE1611	1,413,059
662,990	4.500%, 10/1/40, Pool #AE4855	719,899
767,778	4.000%, 1/1/41, Pool #AH3394	828,257
334,680	4.000%, 1/1/41, Pool #AH4732	366,587
520,835	5.000%, 1/1/41, Pool #AH3373	576,383
1,163,532	4.000%, 2/1/41, Pool #AE6392	1,255,549
436,311	4.000%, 2/1/41, Pool #AH4874	470,816
79,011	4.000%, 2/1/41, Pool #AH6188	86,839
1,033,366	4.000%, 3/1/41, Pool #AB2527	1,114,767
979,022	4.000%, 3/1/41, Pool #AH4008	1,056,244
604,555	4.000%, 3/1/41, Pool #AH7283(b)	652,366
994,792	4.500%, 4/1/41, Pool #AH8935	1,082,048
346,194	4.500%, 6/1/41, Pool #AC9298	376,559
372,803	4.500%, 6/1/41, Pool #AL0397	405,502
438,050	4.000%, 9/1/41, Pool #AI3940	472,693
265,840	4.000%, 12/1/41, Pool #AJ6091	286,864
1,066,714	4.000%, 5/1/42, Pool #AO2986	1,158,742
900,000	3.000%, 10/15/42(d)	950,063
1,590,000	3.500%, 10/15/42(d)	1,705,275
532,000	4.500%, 10/15/42(d)	575,807

		33,733,833

	Freddie Mac (17.7%)
524,386	4.500%, 2/1/25, Pool #J11722	562,591
316,334	3.000%, 3/1/27, Pool #G14439	336,790
661,863	3.500%, 4/1/32, Pool #C91437	712,485
1,087,117	3.500%, 5/1/32, Pool #C91458	1,170,264
1,003,680	4.000%, 5/1/32, Pool #C91449	1,089,295
937,505	3.500%, 7/1/32, Pool #C91467	1,009,210
1,292,624	3.500%, 8/1/32, Pool #D99351	1,391,490
116,555	6.000%, 2/1/37, Pool #G02681	128,312
307,796	6.000%, 11/1/37, Pool #G03940	338,363
328,871	5.500%, 10/1/39, Pool #A89387	359,116
406,982	5.000%, 4/1/40, Pool #A91812	448,261
318,361	5.500%, 4/1/40, Pool #C03467	347,240
393,832	5.500%, 6/1/40, Pool #A92764	434,014
415,577	5.000%, 8/1/40, Pool #C03491	454,221
366,783	4.500%, 9/1/40, Pool #A93996	395,585
866,255	4.500%, 9/1/40, Pool #C03517	934,280
315,668	4.000%, 11/1/40, Pool #A95085	339,685
471,396	4.000%, 12/1/40, Pool #A95447	519,047
740,196	4.000%, 1/1/41, Pool #A96312	796,512
378,138	4.500%, 2/1/41, Pool #G08435	409,132
721,913	4.500%, 3/1/41, Pool #A97473	781,084
527,173	5.000%, 4/1/41, Pool #A97944	578,667
369,550	4.500%, 6/1/41, Pool #Q01443	399,840
372,764	4.500%, 6/1/41, Pool #Q01637	403,317

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$486,883	5.000%, 6/1/41, Pool #Q01226	$532,463
759,634	4.000%, 5/1/42, Pool #G08492	826,331

		15,697,595

	Ginnie Mae (2.7%)
37,723	5.500%, 11/15/38, Pool #411080	41,972
471,037	4.500%, 6/15/39, Pool #720075	521,936
769,182	4.000%, 8/15/40, Pool #783060	849,997
52,652	4.000%, 12/20/40, Pool #755678	58,803
355,090	4.500%, 3/20/41, Pool #4978	393,089
429,905	4.500%, 5/15/41, Pool #738310	476,359

		2,342,156

	Total Mortgage-Backed Securities (Cost $50,870,405)	51,773,584

Shares
INVESTMENT COMPANY (3.7%)

3,249,755	Federated Treasury Obligations Fund, Institutional Shares	3,249,755

	Total Investment Company (Cost $3,249,755)	3,249,755

Total Investments — 107.8% (Cost $93,884,364)		95,418,162
Net Other Assets (Liabilities) — (7.8)%		(6,895,385)

NET ASSETS — 100.0%		$88,522,777

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2012. The maturity date reflected is the final maturity date.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	Represents securities purchased on a when-issued basis. At September 30, 2012, total cost of investments purchased on a when-issued basis was $5,809,390.

See accompanying notes to the financial statements.

13

Sterling Capital Funds

   Statements of Assets and Liabilities

   September 30, 2012

	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund
Assets:
Investments, at fair value (a)	$92,683,119	$95,418,162
Cash	—	23
Interest and dividends receivable	1,122,730	300,242
Receivable for investments sold	181,185	967,391
Receivable for capital shares issued	344,893	233,512
Prepaid expenses	272	171

Total Assets	94,332,199	96,919,501

Liabilities:
Distributions payable	44,285	37,050
Payable for investments purchased	1,030,894	8,152,121
Payable for capital shares redeemed	280,526	184,696
Accrued expenses and other payables:
Investment advisory fees	11,201	10,645
Administration fees	3,734	3,548
Compliance service fees	81	49
Other fees	15,172	8,615

Total Liabilities	1,385,893	8,396,724

Net Assets:	$92,946,306	$88,522,777

Net Assets Consist of:
Capital	$87,782,267	$87,165,954
Accumulated undistributed (distributions in excess of) net investment income	(17,151)	3,289
Accumulated realized gain (loss)	893,837	(180,264)
Net unrealized appreciation (depreciation)	4,287,353	1,533,798

Net Assets	$92,946,306	$88,522,777

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)	8,689,084	8,601,463

Net Asset Value — offering and redemption price per share	$10.70	$10.29

(a) Investments, at cost	$88,395,766	$93,884,364

See accompanying notes to the financial statements.

14

Sterling Capital Funds

   Statements of Operations

   For the Year Ended September 30, 2012

	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund
Investment Income:
Interest income	$2,640,081	$1,329,256
Dividend income	135,765	311

Total investment income	2,775,846	1,329,567

Expenses:
Investment advisory fees (See Note 4)	287,613	184,597
Administration fees (See Note 4)	35,936	23,053
Audit fees	7,492	4,131
Compliance service fees (See Note 4)	813	486
Custodian fees	3,950	2,584
Fund accounting fees (See Note 4)	6,635	4,132
Legal fees	7,547	4,851
Printing fees	12,496	6,694
Transfer agent fees (See Note 4)	32,203	16,726
Trustee fees	6,070	3,515
Other fees	24,643	20,078

Total expenses before waivers	425,398	270,847

Less expenses waived by the Investment Advisor (See Note 4)	(179,758)	(115,373)

Net expenses	245,640	155,474

Net investment income	2,530,206	1,174,093

Realized and Unrealized Gain:
Net realized gain from investment transactions	896,976	268,767
Change in unrealized appreciation/depreciation on investments	4,641,012	1,233,633

Net realized and unrealized gain	5,537,988	1,502,400

Change in net assets from operations	$8,068,194	$2,676,493

See accompanying notes to the financial statements.

15

Sterling Capital Funds

   Statements of Changes in Net Assets

	Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund

	For the Year Ended September 30, 2012	For the Period June 30, 2011* to September 30, 2011	For the Year Ended September 30, 2012	For the Period June 30, 2011* to September 30, 2011
From Investment Activities:
Operations:
Net investment income	$2,530,206	$219,571	$1,174,093	$188,510
Net realized gain	896,976	12,512	268,767	82,425
Change in unrealized appreciation/depreciation	4,641,012	(353,659)	1,233,633	300,165

Change in net assets from operations	8,068,194	(121,576)	2,676,493	571,100

Distributions to Shareholders From:
Net investment income	(2,533,734)	(216,043)	(1,625,700)	(238,471)
Net realized gains	(32,802)	—	(26,599)	—

Change in net assets from shareholders distributions	(2,566,536)	(216,043)	(1,652,299)	(238,471)

Capital Transactions:
Proceeds from shares issued	56,819,950	48,932,269	61,359,243	35,993,815
Distributions reinvested	2,151,139	162,438	1,546,139	238,471
Value of shares redeemed	(17,854,843)	(2,428,686)	(9,311,703)	(2,660,011)

Change in net assets from capital transactions	41,116,246	46,666,021	53,593,679	33,572,275

Change in net assets	46,617,904	46,328,402	54,617,873	33,904,904
Net Assets:
Beginning of period	46,328,402	—	33,904,904	—

End of period	$92,946,306	$46,328,402	$88,522,777	$33,904,904

Accumulated undistributed (distributions in excess of) net investment income	$(17,151)	$3,528	$3,289	$5,892

Share Transactions:
Issued	5,564,408	4,885,779	6,010,600	3,592,923
Reinvested	207,803	16,297	151,588	23,581
Redeemed	(1,742,368)	(242,835)	(914,631)	(262,598)

Change in Shares	4,029,843	4,659,241	5,247,557	3,353,906

*	Commencement of operations.

See accompanying notes to the financial statements.

16

Sterling Capital Funds

   Financial Highlights, Class S Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Sterling Capital Corporate Fund	For the Year Ended September 30, 2012	For the Period June 30, 2011* to September 30, 2011
Net Asset Value, Beginning of Period	$9.94	$10.00

Investment Activities:
Net investment income(a)	0.36	0.08
Net realized and unrealized gains (losses)	0.77	(0.07)

Total from Investment Activities	1.13	0.01

Distributions From:
Net investment income	(0.36)	(0.07)
Net realized gains	(0.01)	—

Total Distributions	(0.37)	(0.07)

Net Asset Value, End of Period	$10.70	$9.94

Total Return(b)	11.54%	0.12%
Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$92,946	$46,328
Ratio of net expenses to average net assets(c)	0.34%	0.30%
Ratio of net investment income to average net assets(c)	3.52%	3.27%
Ratio of expenses to average net assets(c)(d)	0.59%	0.58%
Portfolio turnover rate(b)	73.74%	6.86%

Sterling Capital Securitized Opportunities Fund	For the Year Ended September 30, 2012	For the Period June 30, 2011* to September 30, 2011
Net Asset Value, Beginning of Period	$10.11	$10.00

Investment Activities:
Net investment income(a)	0.26	0.06
Net realized and unrealized gains	0.30	0.12

Total from Investment Activities	0.56	0.18

Distributions From:
Net investment income	(0.37)	(0.07)
Net realized gains	(0.01)	—

Total Distributions	(0.38)	(0.07)

Net Asset Value, End of Period	$10.29	$10.11

Total Return(b)	5.61%	1.84%
Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$88,523	$33,905
Ratio of net expenses to average net assets(c)	0.34%	0.34%
Ratio of net investment income to average net assets(c)	2.54%	2.50%
Ratio of expenses to average net assets(c)(d)	0.59%	0.64%
Portfolio turnover rate(b)	113.69%	26.17%

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were contractually waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

17

Sterling Capital Funds

   Notes to Financial Statements

   September 30, 2012

1.	Organization:

Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund (each a “Fund” and collectively the “Funds”) commenced operations on June 30, 2011. The Funds are separate series of the Sterling Capital Funds (the “Trust”), a Massachusetts business trust organized in 1992 and registered under the Investment Company Act of 1940 (“the 1940 Act”) as an open-end investment company. The Funds are authorized to issue an unlimited amount of shares. The Funds offer one class of Shares, Class S Shares. Class S Shares are available to customers of Sterling Capital Management LLC (“Sterling Capital”) or its affiliates. The funds are “diversified” funds, as defined in the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience of the Trust, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities held by the Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. No securities were valued in accordance with these procedures as of September 30, 2012.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

—  Level 1 – quoted prices in active markets for identical securities

— Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—  Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2012, there were no significant changes to the valuation policies and procedures.

18

Sterling Capital Funds

   Notes to Financial Statements — (continued)

   September 30, 2012

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2012 is as follows:

Investments in Securities	Level 1– Quoted Prices(a)	Level 2– Other Significant Observable Inputs(b)	Level 3– Significant Unobservable Inputs	Total
Sterling Capital Corporate Fund	$4,372,080	$88,311,039	$—	$92,683,119
Sterling Capital Securitized Opportunities Fund	3,249,755	92,168,407	—	95,418,162

(a)	Represents investment companies and/or certain preferred stocks.
(b)	Industries or security types are disclosed in the Schedules of Portfolio Investments.

The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2012 for the Sterling Capital Securitized Opportunities Fund. There were transfers from Level 2 to Level 1 during the fiscal year ended September 30, 2012 for the Sterling Capital Corporate Fund due to a recharacterization of level in the fair value hierarchy of certain preferred stocks. A quoted price was obtained for those preferred stocks for the fiscal year ended September 30, 2012 where as the price was based on other significant observable inputs for the fiscal year ended September 30, 2011.

Transfer from Level 2 to Level 1
Sterling Capital Corporate Fund	$390,872

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Mortgage Dollar Rolls — The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately across the Trust daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Trust and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

19

Sterling Capital Funds

   Notes to Financial Statements — (continued)

   September 30, 2012

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., tax treatment of mortgage dollar rolls, paydown gains and losses and hybrid securities) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2012, these reclassifications were as follows:

	Increase/ (Decrease) Net Investment Income	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Corporate Fund	$ (17,151)	$ 17,151
Sterling Capital Securitized Opportunities Fund	449,004	(449,004)

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required in the Funds’ financial statements.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government Securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2012 were as follows:

	Purchases	Sales
Sterling Capital Corporate Fund	$86,473,347	$45,540,262
Sterling Capital Securitized Opportunities Fund	33,372,231	3,256,259

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2012 were as follows:

	Purchases	Sales
Sterling Capital Corporate Fund	$6,468,859	$6,448,516
Sterling Capital Securitized Opportunities Fund	87,118,078	53,134,246

4.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions for the fiscal year ended September 30, 2012 is as follows:

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)
Sterling Capital Corporate Fund	0.40%	0.15%
Sterling Capital Securitized Opportunities Fund	0.40%	0.15%

[1]	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from June 30, 2011 through January 31, 2013.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. Each Fund pays an annual asset-based fee of 0.05% of the Fund’s average daily net assets to Sterling Capital for providing administration services. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

20

Sterling Capital Funds

   Notes to Financial Statements — (continued)

   September 30, 2012

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. The Trustee who is an interested person (as defined in the 1940 Act) of the Trust, but not affiliated with Sterling Capital is compensated at the annual rate of $40,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $2,400 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the funds in the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

5.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2013. During the fiscal year ended September 30, 2012 the line of credit was not utilized by the Funds.

6.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as “Income tax expense” in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2012, the following Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

Amount*
Sterling Capital Securitized Opportunities Fund	$32,647

*	All losses are short-term with no expiration.

21

Sterling Capital Funds

   Notes to Financial Statements — (continued)

   September 30, 2012

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 were as follows:

Ordinary Income*
Sterling Capital Corporate Fund	$2,545,491
Sterling Capital Securitized Opportunities Fund	1,615,249

The tax character of distributions paid to shareholders during the period June 30, 2011 (commencement of operations) through September 30, 2011, were as follows:

Ordinary Income*
Sterling Capital Corporate Fund	$192,803
Sterling Capital Securitized Opportunities Fund	238,471

*	Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed	Undistributed			Accumulated		Total
	Ordinary	Long Term	Accumulated	Distributions	Capital and	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Payable	Other Losses	Appreciation*	Earnings (Deficit)
Sterling Capital Corporate Fund	$721,030	$195,075	$916,105	$(44,285)	$ —	$4,292,219	$5,164,039
Sterling Capital Securitized Opportunities Fund	40,339	—	40,339	(37,050)	(180,264)	1,533,798	1,356,823

*	The primary differences between book basis and tax basis unrealized appreciation were due to hybrid securities.

Under current tax law, capital losses realized after October 31 and ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2013:

Qualified Late-Year Capital Losses
Sterling Capital Securitized Opportunities Fund	$147,617

At September 30, 2012, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

		Gross Tax	Gross Tax	Net Tax
		Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Sterling Capital Corporate Fund	$88,390,900	$4,372,583	$(80,364)	$4,292,219
Sterling Capital Securitized Opportunities Fund	93,884,364	1,579,419	(45,621)	1,533,798

7.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

On November 15, 2012, the Board approved the redesignation of Class S Shares of the Funds as Institutional Shares, effective on or about February 1, 2013. No changes in fees or expenses payable by Fund shareholders are expected as a result of such redesignation. On November 15, 2012, the Board also approved an increase in the administration fee payable by the Funds. As a result, effective on or about February 1, 2013, each Fund will pay its portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Sterling Capital Funds (except the Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, and Sterling Capital Strategic Allocation Equity Fund) and Sterling Capital Variable Insurance Funds (except the Sterling Capital Strategic Allocation Equity VIF), at a rate of 0.1075% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion.

22

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund (collectively “the Funds”), two of the funds constituting Sterling Capital Funds, as of September 30, 2012, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund as of September 30, 2012, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 21, 2012

23

Sterling Capital Funds

   September 30, 2012

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2012, each Fund is reporting the following items with regard to distributions paid during the year.

		(for corporate
		shareholders)
	Qualified	Dividends	U.S.
	Dividend	Received	Government
	Income %	Deduction %	Income
Sterling Capital Corporate Fund	0.02%	0.02%	0.12%
Sterling Capital Securitized Opportunities Fund	—	—	0.18%

24

Sterling Capital Funds

   Other Information

   September 30, 2012

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Sterling Capital Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the Commission within 60 days of the end of the quarter to which it relates, and is available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

BOARD CONSIDERATION OF ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 15-16, 2012, approved the continuance of the investment advisory agreement between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital”), which serves as investment adviser to each series of the Trust, including the Funds, for a new term running through January 31, 2013. The Board of Trustees also considered the continuance of the sub-advisory agreement of Sterling Capital with Scott & Stringfellow, LLC (“Scott & Stringfellow” and, together with Sterling Capital, the “Advisers”), with respect to the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund for a new term running through January 31, 2013. The above referenced agreements are collectively referred to herein as the “Advisory Agreements.”

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. To facilitate its review, the Board received a detailed presentation by Sterling Capital, which included a fund-by-fund analysis of each fund’s investment process and performance. Presentations were also provided by each entity proposed to be utilized by Sterling Capital as a sub-adviser. The Board also received and considered fund-by-fund profitability information from the Advisers. The Independent Trustees met outside the presence of management and the Advisers with their independent legal counsel as part of their deliberations.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each applicable Fund and its shareholders.

The matters addressed below were considered by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Funds.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees also considered each Adviser’s trading practices, including Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Funds it sub-advises. The Trustees also considered the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. In the Trustees’ review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers.

After reviewing the performance of each Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each Fund was acceptable or better or that, in cases where performance issues were encountered, Sterling Capital was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by Sterling Capital to each of the Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees also considered the advisory fee waivers in place for certain Funds. The Trustees concluded that the investment advisory fees paid by the Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable.

26

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by Sterling Capital with respect to all equity funds of the Trust and that such brokerage arrangements were considered by Scott & Stringfellow to be advantageous.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted Sterling Capital’s statements that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients.

The Trustees also considered the reasonableness of current and proposed advisory fees in the context of the profitability of the Advisers. In determining whether all investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Advisers as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees also considered the advisory fee waivers in place for certain Funds and found that waivers were a reasonable way to provide the benefits of economies of scale to shareholders of such Funds. The Trustees concluded that each Fund’s advisory fee levels fairly reflected such economies of scale as might exist at current asset levels.

27

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	28	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	28	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	28	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	28	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	28	None

28

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	28	Director, Sterling Capital Management LLC

Alan G. Priest*** Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1987 to April 2012, Partner, Ropes & Gray LLP	28	None

*	The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

***	Mr. Priest is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds during the past two fiscal years.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Director, Sterling Capital Management LLC and its predecessors

29

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Executive Director, Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

30

INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

BND-AR-0912

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $402,600 for 2012 and $409,500 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $85,270 for 2012 and $87,280 for 2011. Fees for both 2012 and 2011 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $154,000 for 2012 and $94,600 for 2011.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President (principal executive officer)

Date	11/26/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell III
E.G. Purcell III, President (principal executive officer)

Date	11/26/12

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer (principal financial officer)

Date	11/26/12